UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders

ANNUAL REPORT 2011

SunAmerica Series, Inc.

■  Focused Asset Allocation Strategies

■  Focused Portfolios

■  SunAmerica Strategic Value Portfolio

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October 31, 2011  ANNUAL REPORT

SunAmerica Series, Inc.

SunAmerica Focused Asset Allocation Strategies

Focused Multi-Asset Strategy Portfolio (FASAX)

Focused Balanced Strategy Portfolio (FBAAX)

SunAmerica Focused Portfolios

Focused Large-Cap Growth Portfolio (SSFAX)

Focused Growth Portfolio (SSAAX)

Focused Small-Cap Growth Portfolio (NSKAX)

Focused Small-Cap Value Portfolio (SSSAX)

Focused Growth and Income Portfolio (FOGAX)

Focused Technology Portfolio (STNAX)

Focused Dividend Strategy Portfolio (FDSAX)

Focused StarALPHA Portfolio (FSAPX)

SunAmerica Strategic Value Portfolio (SFVAX)

Table of Contents

A Message from the President	1

Expense Example	3

Statement of Assets and Liabilities	7

Statement of Operations	13

Statement of Changes in Net Assets	16

Financial Highlights	20

Portfolio of Investments	31

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	90

Approval of Advisory Agreements	91

Results of Special Shareholder Meetings	99

Director and Officer Information	100

Shareholder Tax Information	103

Comparisons: Portfolios vs. Indices	105

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual report for the SunAmerica Series, Inc. (the "SunAmerica Series"), including the Focused Asset Allocation Strategies, Focused Portfolios and SunAmerica Strategic Value Portfolio, for the 12-month period ended October 31, 2011.

The annual period was a challenging one for equity investors, as dramatic volatility dominated with shifting sentiment toward the U.S. and global economies and the European sovereign debt crisis. There was generally positive momentum for equities through the first half of the annual period, as macroeconomic data showed signs of a slow but improving economy, the Federal Reserve implemented a second round of quantitative easing and interest rates remained low. The robust equity rally dissipated, however, beginning in May 2011 on a combination of factors, including resurfaced concerns over weaker European sovereign credits, uncertainty about the end of the quantitative easing program, lack of progress in financial regulation overhaul in the U.S. and a reduced appetite for trading risk. Equity markets were further shaken by Standard & Poor's unprecedented downgrade of U.S. debt and the Federal Reserve's "Operation Twist" plan, wherein it would extend the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates to spur spending and investment. Overall, however, equities rallied strongly to end the annual period in October 2011 with hopes of a plan for Europe's sovereign debt crisis and improved prospects for the global economy.

In our attempt to best serve the interests of our shareholders, we continued to modify our investment options during the annual period. In order to enhance the spectrum of investment options available to the Focused Asset Allocation Strategies, the principal investment strategies of these funds were amended to reflect the addition of the newly launched SunAmerica Global Trends Fund and corresponding "Global Strategies" asset class allocation option. During the period, we also changed the name and corresponding investment strategies and techniques of one of our Focused Portfolios such that the Portfolio is no longer managed as a "focused" fund. In particular, as of March 1, 2011, the Focused Value Portfolio was renamed the SunAmerica Strategic Value Portfolio and it now employs a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index*, based on the portfolio manager's quantitative research. Mr. Brendan Voege of SunAmerica assumed portfolio manager responsibilities for this Portfolio upon the change in strategy. Finally, with the reorganization of each of the Focused Fixed Income Strategy Portfolio and Focused Fixed Income and Equity Strategy Portfolio into the Focused Balanced Strategy Portfolio, and the reorganization of the Focused Equity Strategy Portfolio into the Focused Multi-Asset Strategy Portfolio, we streamlined our Focused Asset Allocation Strategy options.

Whether you invest in any of our portfolios separately or you invest in a mix of SunAmerica funds through our Focused Asset Allocation Strategies, we believe our mutual funds provide valuable tools for investors and their financial advisers to help optimize their asset allocations in a market still rife with volatility yet filled with new investment opportunity.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We believe that investors should resist the urge to act upon short-term market movements and should instead maintain investments in assets that are allocated based on their long-term individual goals. This strategy may have the result of mitigating the impact of market corrections by allowing investors to successfully participate in the upside of market rallies.

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Series portfolios for the 12-month period ended October 31, 2011. You will also find a comprehensive review of the Portfolios' performance and management strategies.

Thank you for being a part of the SunAmerica Series portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

*The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. Each adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and the Portfolio will generally hold 30 to 50 securities, depending on the number of advisers. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management Corp.

EXPENSE EXAMPLE — October 31, 2011 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2011 and held until October 31, 2011.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2011" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended October 31, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2011" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2011" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended October 31, 2011" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2011" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2011," column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2011 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2011	Ending Account Value Using Actual Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Beginning Account Value At May 1, 2011	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Expense Ratio as of October 31, 2011*
Focused Multi-Asset Strategy†
Class A	$1,000.00	$938.28	$0.93	$1,000.00	$1,024.25	$0.97	0.19%
Class B	$1,000.00	$935.10	$4.10	$1,000.00	$1,020.97	$4.28	0.84%
Class C	$1,000.00	$935.19	$4.05	$1,000.00	$1,021.02	$4.23	0.83%
Class I	$1,000.00	$999.26	$0.53	$1,000.00	$1,023.95	$1.28	0.25%
Focused Balanced Strategy†
Class A	$1,000.00	$951.73	$1.08	$1,000.00	$1,024.10	$1.12	0.22%
Class B	$1,000.00	$948.75	$4.32	$1,000.00	$1,020.77	$4.48	0.88%
Class C	$1,000.00	$949.06	$4.22	$1,000.00	$1,020.87	$4.38	0.86%
Class I#	$1,000.00	$951.57	$1.23	$1,000.00	$1,023.95	$1.28	0.25%
Focused Large-Cap Growth@
Class A	$1,000.00	$887.32	$6.95	$1,000.00	$1,017.85	$7.43	1.46%
Class B	$1,000.00	$884.46	$10.26	$1,000.00	$1,014.32	$10.97	2.16%
Class C	$1,000.00	$884.72	$10.07	$1,000.00	$1,014.52	$10.76	2.12%
Class Z	$1,000.00	$890.58	$3.96	$1,000.00	$1,021.02	$4.23	0.83%
Focused Growth#@
Class A	$1,000.00	$905.97	$8.26	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$902.86	$11.37	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$902.81	$11.37	$1,000.00	$1,013.26	$12.03	2.37%
Focused Small-Cap Growth@
Class A	$1,000.00	$828.43	$6.77	$1,000.00	$1,017.80	$7.48	1.47%
Class B#	$1,000.00	$824.69	$10.90	$1,000.00	$1,013.26	$12.03	2.37%
Class C#	$1,000.00	$826.03	$9.85	$1,000.00	$1,014.42	$10.87	2.14%
Class I#	$1,000.00	$829.14	$6.13	$1,000.00	$1,018.50	$6.77	1.33%
Focused Small-Cap Value@
Class A	$1,000.00	$827.05	$6.91	$1,000.00	$1,017.64	$7.63	1.50%
Class B#	$1,000.00	$823.66	$10.39	$1,000.00	$1,013.81	$11.47	2.26%
Class C	$1,000.00	$824.00	$10.02	$1,000.00	$1,014.22	$11.07	2.18%
Focused Growth and Income@
Class A	$1,000.00	$895.35	$7.26	$1,000.00	$1,017.54	$7.73	1.52%
Class B#	$1,000.00	$891.48	$11.06	$1,000.00	$1,013.51	$11.77	2.32%
Class C	$1,000.00	$892.40	$10.40	$1,000.00	$1,014.22	$11.07	2.18%
Class I#	$1,000.00	$896.39	$6.31	$1,000.00	$1,018.55	$6.72	1.32%
Focused Technology#@
Class A	$1,000.00	$899.44	$9.00	$1,000.00	$1,015.73	$9.55	1.88%
Class B	$1,000.00	$896.86	$12.10	$1,000.00	$1,012.45	$12.83	2.53%
Class C	$1,000.00	$896.86	$12.10	$1,000.00	$1,012.45	$12.83	2.53%

EXPENSE EXAMPLE — October 31, 2011 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2011	Ending Account Value Using Actual Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Beginning Account Value At May 1, 2011	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Expense Ratio as of October 31, 2011*
Focused Dividend Strategy#
Class A	$1,000.00	$978.65	$5.09	$1,000.00	$1,020.06	$5.19	1.02%
Class B	$1,000.00	$976.25	$8.42	$1,000.00	$1,016.69	$8.59	1.69%
Class C	$1,000.00	$975.58	$8.32	$1,000.00	$1,016.79	$8.49	1.67%
Focused StarALPHA#@
Class A	$1,000.00	$885.43	$8.17	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$882.13	$11.24	$1,000.00	$1,013.26	$12.03	2.37%
SunAmerica Strategic Value#††
Class A	$1,000.00	$896.53	$7.41	$1,000.00	$1,017.39	$7.88	1.55%
Class B	$1,000.00	$892.60	$11.31	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$893.75	$10.88	$1,000.00	$1,013.71	$11.57	2.28%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days, except for the Focused Multi-Asset Portfolio, Class I "Actual Return" information which was multiplied by 78 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolios' prospectus, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2011" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2011" and the "Expense Ratios" would have been lower.

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

††  See Note 1

@  Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's expenses have been reduced. Had the expense reductions been applied the Expense Example would have been as follows:

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2011	Ending Account Value Using Actual Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Beginning Account Value At May 1, 2011	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Expense Ratio as of October 31, 2011*
Focused Large-Cap Growth
Class A	$1,000.00	$887.32	$6.95	$1,000.00	$1,017.85	$7.43	1.46%
Class B	$1,000.00	$884.46	$10.26	$1,000.00	$1,014.32	$10.97	2.16%
Class C	$1,000.00	$884.72	$10.07	$1,000.00	$1,014.52	$10.76	2.12%
Class Z	$1,000.00	$890.58	$3.96	$1,000.00	$1,021.02	$4.23	0.83%

EXPENSE EXAMPLE — October 31, 2011 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2011	Ending Account Value Using Actual Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Beginning Account Value At May 1, 2011	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2011	Expenses Paid During the six months ended October 31, 2011*	Expense Ratio as of October 31, 2011*
Focused Growth#
Class A	$1,000.00	$905.97	$8.26	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$902.86	$11.37	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$902.81	$11.37	$1,000.00	$1,013.26	$12.03	2.37%
Focused Small-Cap Growth
Class A	$1,000.00	$828.43	$6.73	$1,000.00	$1,017.85	$7.43	1.46%
Class B#	$1,000.00	$824.69	$10.85	$1,000.00	$1,013.31	$11.98	2.36%
Class C#	$1,000.00	$826.03	$9.80	$1,000.00	$1,014.47	$10.82	2.13%
Class I#	$1,000.00	$829.14	$6.09	$1,000.00	$1,018.55	$6.72	1.32%
Focused Small Cap Value
Class A	$1,000.00	$827.05	$6.86	$1,000.00	$1,017.69	$7.58	1.49%
Class B#	$1,000.00	$823.66	$10.34	$1,000.00	$1,013.86	$11.42	2.25%
Class C	$1,000.00	$824.00	$9.98	$1,000.00	$1,014.27	$11.02	2.17%
Focused Growth and Income
Class A	$1,000.00	$895.35	$7.02	$1,000.00	$1,017.80	$7.48	1.47%
Class B#	$1,000.00	$891.48	$10.82	$1,000.00	$1,013.76	$11.52	2.27%
Class C	$1,000.00	$892.40	$10.16	$1,000.00	$1,014.47	$10.82	2.13%
Class I#	$1,000.00	$896.39	$6.07	$1,000.00	$1,018.80	$6.46	1.27%
Focused Technology#
Class A	$1,000.00	$899.44	$8.95	$1,000.00	$1,015.78	$9.50	1.87%
Class B	$1,000.00	$896.86	$12.05	$1,000.00	$1,012.50	$12.78	2.52%
Class C	$1,000.00	$896.86	$12.05	$1,000.00	$1,012.50	$12.78	2.52%
Focused StarALPHA#
Class A	$1,000.00	$885.43	$8.17	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$882.13	$11.24	$1,000.00	$1,013.26	$12.03	2.37%

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2011

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$287,580,688	$123,812,589
Investments at value (affiliated)*	497,933,758	201,193,118	—	—
Repurchase agreements (cost approximates value)	—	—	11,587,000	—
Total investments	497,933,758	201,193,118	299,167,688	123,812,589
Cash	—	—	1,954	621,543
Foreign cash*	—	—	1,657	25,245
Receivable for:
Fund shares sold	1,563,296	58,968	64,590	11,674
Dividends and interest	—	280	187,048	6,408
Investments sold	—	—	31,745,194	400
Prepaid expenses and other assets	1,645	1,644	55,312	7,553
Due from investment adviser for expense reimbursements/fee waivers	2,572	—	—	6,984
Total assets	499,501,271	201,254,010	331,223,443	124,492,396
LIABILITIES:
Payable for:
Fund shares redeemed	615,074	535,881	559,588	172,748
Investments purchased	—	—	29,611,996	—
Investment advisory and management fees	41,865	16,801	189,590	106,482
Distribution and service maintenance fees	158,981	59,776	135,603	54,110
Transfer agent fees and expenses	2,530	3,654	60,970	26,858
Directors' fees and expenses	5,785	3,784	20,324	6,702
Other accrued expenses	150,418	128,200	223,883	94,638
Line of credit	—	—	—	—
Due to investment adviser from expense recoupment	—	207	—	—
Total liabilities	974,653	748,303	30,801,954	461,538
Net Assets	$498,526,618	$200,505,707	$300,421,489	$124,030,858
*Cost
Investments (unaffiliated)	$—	$—	$268,579,143	$118,015,244
Investments (affiliated)	$480,174,543	$191,768,911	$—	$—
Foreign cash	$—	$—	$1,459	$25,379

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2011 — (continued)

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$3,704	$1,587	$1,813	$557
Paid-in capital	777,474,800	277,365,128	369,421,902	150,483,090
	777,478,504	277,366,715	369,423,715	150,483,647
Accumulated undistributed net investment income (loss)	995,848	312,858	(17,216)	(5,349)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(297,706,949)	(86,598,073)	(87,986,753)	(32,245,143)
Unrealized appreciation (depreciation) on investments	17,759,215	9,424,207	19,001,545	5,797,345
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	198	358
Net Assets	$498,526,618	$200,505,707	$300,421,489	$124,030,858
Class A:
Net assets	$209,239,439	$91,504,760	$212,436,444	$92,633,614
Shares outstanding	15,469,311	7,231,104	12,485,520	4,040,054
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.53	$12.65	$17.01	$22.93
Maximum sales charge (5.75% of offering price)	0.83	0.77	1.04	1.40
Maximum offering price to public	$14.36	$13.42	$18.05	$24.33
Class B:
Net assets	$88,260,662	$31,679,398	$18,253,193	$11,149,793
Shares outstanding	6,588,008	2,517,566	1,174,292	542,716
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.40	$12.58	$15.54	$20.54
Class C:
Net assets	$200,496,336	$76,543,846	$69,454,064	$20,247,451
Shares outstanding	14,941,039	6,064,508	4,457,028	986,119
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.42	$12.62	$15.58	$20.53
Class I:
Net assets	$530,181	$777,703	$—	$—
Shares outstanding	39,200	61,360	—	—
Net asset value, offering and redemption price per share	$13.53	$12.67	$—	$—
Class Z:
Net assets	$—	$—	$277,788	$—
Shares outstanding	—	—	15,305	—
Net asset value, offering and redemption price per share	$—	$—	$18.15	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2011 — (continued)

	Focused Small-Cap Growth Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
ASSETS:
Investments at value (unaffiliated)*	$144,639,562	$130,814,368	$157,652,200	$26,807,527
Investments at value (affiliated)*	—	—	—	—
Repurchase agreements (cost approximates value)	1,994,000	1,657,000	21,767,000	1,296,000
Total investments	146,633,562	132,471,368	179,419,200	28,103,527
Cash	1,544	933	906	249
Foreign cash*	—	11,047	—	—
Receivable for:
Fund shares sold	21,364	96,389	11,015	19,304
Dividends and interest	23,335	4,892	133,006	9,739
Investments sold	6,168,098	6,948,945	15,961,878	977,865
Prepaid expenses and other assets	6,993	14,711	23,679	8,681
Due from investment adviser for expense reimbursements/fee waivers	1,000	—	28	4,704
Total assets	152,855,896	139,548,285	195,549,712	29,124,069
LIABILITIES:
Payable for:
Fund shares redeemed	2,328,378	2,003,325	165,713	62,916
Investments purchased	3,371,319	3,653,159	16,435,740	789,471
Investment advisory and management fees	92,343	81,418	108,329	22,826
Distribution and service maintenance fees	58,049	55,713	74,669	13,343
Transfer agent fees and expenses	33,755	28,125	43,444	6,255
Directors' fees and expenses	8,614	3,295	13,816	2,124
Other accrued expenses	157,996	73,855	110,313	64,825
Line of credit	—	—	—	—
Due to investment adviser from expense recoupment	—	—	—	—
Total liabilities	6,050,454	5,898,890	16,952,024	961,760
Net Assets	$146,805,442	$133,649,395	$178,597,688	$28,162,309
*Cost
Investments (unaffiliated)	$140,397,838	$120,509,497	$156,461,266	$25,956,308
Investments (affiliated)	$—	$—	$—	$—
Foreign cash	$—	$11,197	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2011 — (continued)

	Focused Small-Cap Growth Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,093	$840	$1,400	$449
Paid-in capital	218,127,145	171,362,446	373,148,642	29,584,452
	218,128,238	171,363,286	373,150,042	29,584,901
Accumulated undistributed net investment income (loss)	(8,131)	1,242,786	323,942	(970)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(75,556,389)	(49,261,398)	(196,067,230)	(2,272,841)
Unrealized appreciation (depreciation) on investments	4,241,724	10,304,871	1,190,934	851,219
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	(150)	—	—
Net Assets	$146,805,442	$133,649,395	$178,597,688	$28,162,309
Class A:
Net assets	$117,929,760	$99,040,112	$132,725,246	$17,921,583
Shares outstanding	8,537,310	6,021,013	10,135,991	2,781,825
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$13.81	$16.45	$13.09	$6.44
Maximum sales charge (5.75% of offering price)	0.84	1.00	0.80	0.39
Maximum offering price to public	$14.65	$17.45	$13.89	$6.83
Class B:
Net assets	$10,479,850	$7,843,522	$11,798,283	$2,331,811
Shares outstanding	866,921	541,496	997,019	388,809
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.09	$14.48	$11.83	$6.00
Class C:
Net assets	$18,068,121	$26,765,761	$33,628,707	$7,908,915
Shares outstanding	1,498,205	1,838,188	2,836,123	1,318,012
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.06	$14.56	$11.86	$6.00
Class I:
Net assets	$327,711	$—	$445,452	$—
Shares outstanding	23,122	—	33,872	—
Net asset value, offering and redemption price per share	$14.17	$—	$13.15	$—
Class Z:
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2011 — (continued)

	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio	SunAmerica Strategic Value Portfolio†
ASSETS:
Investments at value (unaffiliated)*	$976,638,783	$19,545,412	$148,226,555
Investments at value (affiliated)*	—	—	—
Repurchase agreements (cost approximates value)	15,179,000	65,000	—
Total investments	991,817,783	19,610,412	148,226,555
Cash	5,915	114,249	—
Foreign cash*	—	40,020	74
Receivable for:
Fund shares sold	20,468,359	1,043	47,661
Dividends and interest	2,023,022	6,658	230,138
Investments sold	17,340,321	741,457	11,967,995
Prepaid expenses and other assets	3,103	1,637	1,961
Due from investment adviser for expense reimbursements/fee waivers	—	5,562	733
Total assets	1,031,658,503	20,521,038	160,475,117
LIABILITIES:
Payable for:
Fund shares redeemed	1,667,398	111,302	739,853
Investments purchased	—	558,540	—
Investment advisory and management fees	283,037	16,406	97,168
Distribution and service maintenance fees	439,669	7,597	74,865
Transfer agent fees and expenses	180,134	4,247	15,470
Directors' fees and expenses	819	1,505	6,846
Other accrued expenses	163,543	74,649	113,938
Line of credit	—	—	10,121,809
Due to investment adviser from expense recoupment	—	—	—
Total liabilities	2,734,600	774,246	11,169,949
Net Assets	$1,028,923,903	$19,746,792	$149,305,168
*Cost
Investments (unaffiliated)	$922,516,030	$19,447,572	$158,280,582
Investments (affiliated)	$—	$—	$—
Foreign cash	$—	$39,975	$75

† See Note 1

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2011 — (continued)

	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio	SunAmerica Strategic Value Portfolio†
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$8,917	$205	$972
Paid-in capital	987,066,676	62,613,896	294,215,510
	987,075,593	62,614,101	294,216,482
Accumulated undistributed net investment income (loss)	2,491,342	133,087	(4,923)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions from underlying funds	(14,765,785)	(43,098,281)	(134,852,363)
Unrealized appreciation (depreciation) on investments	54,122,753	97,840	(10,054,027)
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	45	(1)
Net Assets	$1,028,923,903	$19,746,792	$149,305,168
Class A:
Net assets	$726,139,628	$16,253,754	$94,186,918
Shares outstanding	62,863,077	1,682,202	5,971,904
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.55	$9.66	$15.77
Maximum sales charge (5.75% of offering price)	0.70	0.59	0.96
Maximum offering price to public	$12.25	$10.25	$16.73
Class B:
Net assets	$53,210,826	$—	$10,711,135
Shares outstanding	4,624,901	—	727,958
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.51	$—	$14.71
Class C:
Net assets	$249,573,449	$3,493,038	$44,407,115
Shares outstanding	21,683,425	370,511	3,017,757
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$11.51	$9.43	$14.72
Class I:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—
Class Z:
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—

† See Note 1

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2011

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$4,161,850	$1,721,888
Dividends (affiliated)	7,287,002	3,360,355	—	—
Interest (unaffiliated)	—	—	983	3,520
Total investment income*	7,287,002	3,360,355	4,162,833	1,725,408
Expenses:
Investment advisory and management fees	414,605	193,872	2,881,204	1,608,295
Distribution and service maintenance fees:
Class A	—	—	928,480	426,477
Class B	530,666	237,078	245,287	141,754
Class C	1,122,266	494,215	814,223	248,036
Service fees Class I	—	—	—	—
Transfer agent fees and expenses:
Class A	45,292	23,555	670,177	318,031
Class B	20,646	10,962	69,633	40,908
Class C	27,433	12,560	207,806	64,071
Class I	2,667	32	—	—
Class Z	—	—	274	—
Registration fees:
Class A	14,872	14,007	17,840	14,621
Class B	12,299	10,803	9,394	9,924
Class C	15,049	13,141	11,524	10,915
Class I	—	9,232	—	—
Class Z	—	—	47	—
Custodian and accounting fees	19,203	19,175	100,839	80,276
Reports to shareholders	114,058	46,829	150,992	59,555
Audit and tax fees	28,812	28,806	31,998	30,657
Legal fees	23,608	15,304	21,309	12,738
Directors' fees and expenses	41,190	21,350	45,896	18,304
Interest expense	—	—	5,664	145
Other expenses	25,221	19,545	32,605	20,676
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	2,457,887	1,170,466	6,245,192	3,105,383
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	(2,572)	(8,661)	—	(85,668)
Custody credits earned on cash balances	(2)	—	(23)	(84)
Fees paid indirectly (Note 8)	—	—	(12,035)	(7,182)
Net expenses	2,455,313	1,161,805	6,233,134	3,012,449
Net investment income (loss)	4,831,689	2,198,550	(2,070,301)	(1,287,041)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	51,068,067	25,456,416
Net realized gain (loss) on investments (affiliated)	8,871,271	8,444,717	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	2,337,997	1,886,774	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	(137,462)
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 4)	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	11,209,268	10,331,491	51,068,067	25,318,954
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	(37,352,138)	(24,642,259)
Change in unrealized appreciation (depreciation) on investments (affiliated)	2,526,020	(3,010,319)	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	40	2,822
Net unrealized gain (loss) on investments and foreign currencies	2,526,020	(3,010,319)	(37,352,098)	(24,639,437)
Net realized and unrealized gain (loss) on investments and foreign currencies	13,735,288	7,321,172	13,715,969	679,517
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,566,977	$9,519,722	$11,645,668	$(607,524)
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$2,656	$22,263

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2011 — (continued)

	Focused Small-Cap Growth Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$625,202	$1,574,324	$3,781,914	$201,699
Dividends (affiliated)	—	—	—	—
Interest (unaffiliated)	813	656	1,915	179
Total investment income*	626,015	1,574,980	3,783,829	201,878
Expenses:
Investment advisory and management fees	1,334,150	1,151,081	1,538,962	441,336
Distribution and service maintenance fees:
Class A	497,022	396,968	522,717	111,598
Class B	132,517	94,377	157,144	31,148
Class C	222,576	306,206	396,418	91,336
Service fees Class I	928	—	1,228	—
Transfer agent fees and expenses:
Class A	362,893	271,408	404,334	86,479
Class B	38,284	26,458	45,773	10,954
Class C	57,368	74,693	101,519	25,814
Class I	894	—	1,197	—
Class Z	—	—	—	—
Registration fees:
Class A	10,186	21,259	16,832	13,565
Class B	6,620	9,818	9,753	9,688
Class C	6,759	13,540	10,927	10,536
Class I	7,337	—	206	—
Class Z	—	—	—	—
Custodian and accounting fees	72,365	63,799	79,488	38,644
Reports to shareholders	68,350	41,212	111,824	22,526
Audit and tax fees	32,013	34,230	34,298	32,669
Legal fees	13,722	11,599	15,597	8,331
Directors' fees and expenses	19,090	15,694	23,054	6,061
Interest expense	445	10	111	2,744
Other expenses	24,128	23,326	21,748	18,528
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	2,907,647	2,555,678	3,493,130	961,957
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	25,685	977	16,342	(52,625)
Custody credits earned on cash balances	(59)	(141)	(22)	(6)
Fees paid indirectly (Note 8)	(22,773)	(28,181)	(72,312)	(5,746)
Net expenses	2,910,500	2,528,333	3,437,138	903,580
Net investment income (loss)	(2,284,485)	(953,353)	346,691	(701,702)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	31,394,273	19,432,007	10,401,566	11,295,684
Net realized gain (loss) on investments (affiliated)	—	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	(518)	—	—
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 4)	—	3,333	—	—
Net realized gain (loss) on investments and foreign currencies	31,394,273	19,434,822	10,401,566	11,295,684
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(13,831,537)	(4,370,301)	(8,177,868)	(8,116,053)
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	(150)	—	—
Net unrealized gain (loss) on investments and foreign currencies	(13,831,537)	(4,370,451)	(8,177,868)	(8,116,053)
Net realized and unrealized gain (loss) on investments and foreign currencies	17,562,736	15,064,371	2,223,698	3,179,631
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,278,251	$14,111,018	$2,570,389	$2,477,929
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$1,404

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2011 — (continued)

	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio	SunAmerica Strategic Value Portfolio†
INVESTMENT INCOME:
Dividends (unaffiliated)	$27,191,129	$248,519	$3,616,051
Dividends (affiliated)	—	—	—
Interest (unaffiliated)	1,366	124	1,038
Total investment income*	27,192,495	248,643	3,617,089
Expenses:
Investment advisory and management fees	2,455,415	303,675	1,586,663
Distribution and service maintenance fees:
Class A	1,673,211	91,581	417,803
Class B	402,202	—	146,241
Class C	1,832,665	42,013	550,953
Service fees Class I	—	—	—
Transfer agent fees and expenses:
Class A	1,092,946	60,438	300,054
Class B	96,046	—	41,743
Class C	419,049	11,328	136,639
Class I	—	—	—
Class Z	—	—	—
Registration fees:
Class A	68,242	21,851	17,771
Class B	11,331	—	11,154
Class C	25,561	13,731	13,901
Class I	—	—	—
Class Z	—	—	—
Custodian and accounting fees	143,491	71,016	69,617
Reports to shareholders	150,885	—	65,903
Audit and tax fees	37,463	36,582	32,419
Legal fees	32,395	8,688	14,773
Directors' fees and expenses	56,889	4,821	21,264
Interest expense	—	1,320	4,428
Other expenses	36,422	17,755	25,645
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	8,534,213	684,799	3,456,971
Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 4)	(65,003)	(135,134)	132,455
Custody credits earned on cash balances	(65)	(35)	(344)
Fees paid indirectly (Note 8)	—	(1,537)	—
Net expenses	8,469,145	548,093	3,589,082
Net investment income (loss)	18,723,350	(299,450)	28,007
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	18,105,857	3,231,269	51,768,493
Net realized gain (loss) on investments (affiliated)	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	(6,119)	119,432
Net realized gain (loss) on disposal of investments in violation of investment restrictions (Note 4)	—	—	—
Net realized gain (loss) on investments and foreign currencies	18,105,857	3,225,150	51,887,925
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	17,322,081	(327,084)	(46,413,742)
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	231	1,209
Net unrealized gain (loss) on investments and foreign currencies	17,322,081	(326,853)	(46,412,533)
Net realized and unrealized gain (loss) on investments and foreign currencies	35,427,938	2,898,297	5,475,392
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,151,288	$2,598,847	$5,503,399
*Net of foreign withholding taxes on interest and dividends of	$—	$949	$63,630

† See Note 1

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio		Focused Large-Cap Growth Portfolio
	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$4,831,689	$3,672,348	$2,198,550	$1,217,460	$(2,070,301)	$(2,159,931)
Net realized gain (loss) on investments and foreign currencies	11,209,268	(34,197,795)	10,331,491	158,567	51,068,067	9,982,559
Net unrealized gain (loss) on investments and foreign currencies	2,526,020	69,458,194	(3,010,319)	18,504,260	(37,352,098)	38,159,861
Net increase (decrease) in net assets resulting from operations	18,566,977	38,932,747	9,519,722	19,880,287	11,645,668	45,982,489
Distributions to shareholders from:
Net investment income (Class A)	(2,529,784)	(2,444,058)	(1,657,550)	(957,668)	—	—
Net investment income (Class B)	(846,492)	(868,436)	(566,654)	(343,856)	—	—
Net investment income (Class C)	(1,745,940)	(1,823,744)	(1,126,408)	(665,859)	—	—
Net investment income (Class I)	—	—	(17,318)	(7,982)	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(5,122,216)	(5,136,238)	(3,367,930)	(1,975,365)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	80,851,905	(72,891,752)	(4,849,352)	(39,279,111)	(184,421,383)	29,136,150
Total increase (decrease) in net assets	94,296,666	(39,095,243)	1,302,440	(21,374,189)	(172,775,715)	75,118,639
NET ASSETS:
Beginning of period	404,229,952	443,325,195	199,203,267	220,577,456	473,197,204	398,078,565
End of period†	$498,526,618	$404,229,952	$200,505,707	$199,203,267	$300,421,489	$473,197,204
†Includes accumulated undistributed net investment income (loss)	$995,848	$410,227	$312,858	$90,117	$(17,216)	$(21,981)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Growth Portfolio		Focused Small-Cap Growth Portfolio		Focused Small-Cap Value Portfolio
	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,287,041)	$(2,046,824)	$(2,284,485)	$(2,381,459)	$(953,353)	$(721,783)
Net realized gain (loss) on investments and foreign currencies	25,318,954	4,001,342	31,394,273	25,883,829	19,434,822	23,009,678
Net unrealized gain (loss) on investments and foreign currencies	(24,639,437)	25,080,106	(13,831,537)	(3,878,661)	(4,370,451)	13,694,684
Net increase (decrease) in net assets resulting from operations	(607,524)	27,034,624	15,278,251	19,623,709	14,111,018	35,982,579
Distributions to shareholders from:
Net investment income (Class A)	—	—	—	—	(2,845,915)	(2,501,189)
Net investment income (Class B)	—	—	—	—	(221,263)	(180,298)
Net investment income (Class C)	—	—	—	—	(758,685)	(429,567)
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	—	(3,825,863)	(3,111,054)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(55,429,419)	(35,048,915)	(47,809,907)	36,424,635	(2,064,897)	(79,881,164)
Total increase (decrease) in net assets	(56,036,943)	(8,014,291)	(32,531,656)	56,048,344	8,220,258	(47,009,639)
NET ASSETS:
Beginning of period	180,067,801	188,082,092	179,337,098	123,288,754	125,429,137	172,438,776
End of period†	$124,030,858	$180,067,801	$146,805,442	$179,337,098	$133,649,395	$125,429,137
†Includes accumulated undistributed net investment income (loss)	$(5,349)	$(6,765)	$(8,131)	$4,361	$1,242,786	$2,245,590

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Growth and Income Portfolio		Focused Technology Portfolio		Focused Dividend Strategy Portfolio
	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$346,691	$277,425	$(701,702)	$(949,724)	$18,723,350	$7,001,000
Net realized gain (loss) on investments and foreign currencies	10,401,566	13,572,402	11,295,684	10,582,369	18,105,857	18,392,367
Net unrealized gain (loss) on investments and foreign currencies	(8,177,868)	3,978,925	(8,116,053)	(139,231)	17,322,081	19,232,997
Net increase (decrease) in net assets resulting from operations	2,570,389	17,828,752	2,477,929	9,493,414	54,151,288	44,626,364
Distributions to shareholders from:
Net investment income (Class A)	(282,293)	—	—	—	(12,646,061)	(4,328,005)
Net investment income (Class B)	—	—	—	—	(804,635)	(445,682)
Net investment income (Class C)	—	—	—	—	(3,703,039)	(1,626,744)
Net investment income (Class I)	(2,364)	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	(987,500)	—	—	—	—	—
Net realized gain on securities (Class B)	(128,578)	—	—	—	—	—
Net realized gain on securities (Class C)	(297,526)	—	—	—	—	—
Net realized gain on securities (Class I)	(3,248)	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(1,701,509)	—	—	—	(17,153,735)	(6,400,431)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(42,073,776)	75,926,224	(33,349,432)	(22,948,277)	587,785,082	236,334,367
Total increase (decrease) in net assets	(41,204,896)	93,754,976	(30,871,503)	(13,454,863)	624,782,635	274,560,300
NET ASSETS:
Beginning of period	219,802,584	126,047,608	59,033,812	72,488,675	404,141,268	129,580,968
End of period†	$178,597,688	$219,802,584	$28,162,309	$59,033,812	$1,028,923,903	$404,141,268
†Includes accumulated undistributed net investment income (loss)	$323,942	$262,084	$(970)	$(1,360)	$2,491,342	$921,727

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused StarALPHA Portfolio		SunAmerica Strategic Value Portfolio†
	For the year ended October 31, 2011	For the year ended October 31, 2010	For the year ended October 31, 2011	For the year ended October 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(299,450)	$(672,422)	$28,007	$(1,480,789)
Net realized gain (loss) on investments and foreign currencies	3,225,150	(37,996)	51,887,925	12,200,770
Net unrealized gain (loss) on investments and foreign currencies	(326,853)	4,379,580	(46,412,533)	18,525,051
Net increase (decrease) in net assets resulting from operations	2,598,847	3,669,162	5,503,399	29,245,032
Distributions to shareholders from:
Net investment income (Class A)	(78,862)	(44,149)	—	—
Net investment income (Class B)	—	—	—	—
Net investment income (Class C)	—	—	—	—
Net investment income (Class I)	—	—	—	—
Net investment income (Class Z)	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	—
Net realized gain on securities (Class B)	—	—	—	—
Net realized gain on securities (Class C)	—	—	—	—
Net realized gain on securities (Class I)	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—
Total distributions to shareholders	(78,862)	(44,149)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(24,473,251)	(38,395,763)	(62,058,220)	(60,952,974)
Total increase (decrease) in net assets	(21,953,266)	(34,770,750)	(56,554,821)	(31,707,942)
NET ASSETS:
Beginning of period	41,700,058	76,470,808	205,859,989	237,567,931
End of period†	$19,746,792	$41,700,058	$149,305,168	$205,859,989
†Includes accumulated undistributed net investment income (loss)	$133,087	$23,622	$(4,923)	$(777,390)

† See Note 1

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
Class A
10/31/07	$19.31	$0.16	$2.81	$2.97	$(0.44)	$—	$(1.02)	$(1.46)	$20.82	16.31%	$304,984	0.17%		0.85%		37%
10/31/08	20.82	0.16	(6.28)	(6.12)	(0.70)	—	(3.25)	(3.95)	10.75	(35.56)	156,584	0.18		1.06		10
10/31/09	10.75	0.23	1.43	1.66	(0.32)	—	—	(0.32)	12.09	16.06	156,759	0.23		2.15		30
10/31/10	12.09	0.16	1.06	1.22	(0.19)	—	—	(0.19)	13.12	10.20	149,761	0.20		1.25		26
10/31/11	13.12	0.23	0.41 (5)	0.64	(0.23)	—	—	(0.23)	13.53	4.89	209,239	0.20		1.52		43
Class B
10/31/07	$19.12	$0.04	$2.78	$2.82	$(0.32)	$—	$(1.02)	$(1.34)	$20.60	15.56%	$175,763	0.82%		0.22%		37%
10/31/08	20.60	0.05	(6.20)	(6.15)	(0.57)	—	(3.25)	(3.82)	10.63	(35.95)	95,631	0.83		0.36		10
10/31/09	10.63	0.16	1.42	1.58	(0.23)	—	—	(0.23)	11.98	15.26	92,164	0.88		1.52		30
10/31/10	11.98	0.08	1.04	1.12	(0.11)	—	—	(0.11)	12.99	9.45	84,177	0.85		0.62		26
10/31/11	12.99	0.14	0.41 (5)	0.55	(0.14)	—	—	(0.14)	13.40	4.22	88,261	0.85		0.96		43
Class C
10/31/07	$19.12	$0.05	$2.78	$2.83	$(0.32)	$—	$(1.02)	$(1.34)	$20.61	15.62%	$425,720	0.80%		0.27%		37%
10/31/08	20.61	0.07	(6.23)	(6.16)	(0.57)	—	(3.25)	(3.82)	10.63	(35.98)	211,343	0.82		0.44		10
10/31/09	10.63	0.17	1.42	1.59	(0.22)	—	—	(0.22)	12.00	15.39	194,402	0.87		1.56		30
10/31/10	12.00	0.08	1.04	1.12	(0.11)	—	—	(0.11)	13.01	9.43	170,291	0.84		0.64		26
10/31/11	13.01	0.14	0.41 (5)	0.55	(0.14)	—	—	(0.14)	13.42	4.22	200,496	0.84		0.94		43
Class I
08/15/11-10/31/11(6)	$13.54	$(0.01)	$(0.00)	$(0.01)	$—	$—	$—	$—	$13.53	(0.07)%	$530	0.25	%(4)(7)	(0.40	)%(4)(7)	43%

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/11(7)
Focused Multi-Asset Strategy A	—%
Focused Multi-Asset Strategy B	—
Focused Multi-Asset Strategy C	—
Focused Multi-Asset Strategy I	2.20

(5)  Includes the effect of a merger (See Note 2).

(6)  Inception date of class.

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
Class A
10/31/07	$16.73	$0.27	$1.97		$2.24	$(0.58)	$—	$(0.65)	$(1.23)	$17.74	14.09%	$147,508	0.17%		1.61%		60%
10/31/08	17.74	0.29	(4.90)		(4.61)	(0.63)	—	(2.26)	(2.89)	10.24	(30.44)	84,727	0.19		2.09		20
10/31/09	10.24	0.17	1.10		1.27	(0.19)	—	—	(0.19)	11.32	12.66	83,178	0.25		1.71		46
10/31/10	11.32	0.11	1.05		1.16	(0.14)	—	—	(0.14)	12.34	10.29	78,519	0.22		0.97		13
10/31/11	12.34	0.18	0.39	(5)	0.57	(0.26)	—	—	(0.26)	12.65	4.69	91,505	0.22		1.46		41
Class B
10/31/07	$16.70	$0.17	$1.96		$2.13	$(0.47)	$—	$(0.65)	$(1.12)	$17.71	13.37%	$103,744	0.83%		1.01%		60%
10/31/08	17.71	0.21	(4.90)		(4.69)	(0.54)	—	(2.26)	(2.80)	10.22	(30.91)	54,611	0.84		1.51		20
10/31/09	10.22	0.12	1.07		1.19	(0.13)	—	—	(0.13)	11.28	11.89	46,610	0.90		1.12		46
10/31/10	11.28	0.04	1.04		1.08	(0.09)	—	—	(0.09)	12.27	9.58	40,267	0.88		0.32		13
10/31/11	12.27	0.12	0.37	(5)	0.49	(0.18)	—	—	(0.18)	12.58	4.00	31,679	0.89		0.94		41
Class C
10/31/07	$16.73	$0.18	$1.95		$2.13	$(0.47)	$—	$(0.65)	$(1.12)	$17.74	13.35%	$191,695	0.81%		1.05%		60%
10/31/08	17.74	0.21	(4.90)		(4.69)	(0.54)	—	(2.26)	(2.80)	10.25	(30.85)	103,814	0.82		1.51		20
10/31/09	10.25	0.12	1.07		1.19	(0.13)	—	—	(0.13)	11.31	11.87	89,888	0.87		1.13		46
10/31/10	11.31	0.04	1.04		1.08	(0.09)	—	—	(0.09)	12.30	9.56	79,526	0.86		0.35		13
10/31/11	12.30	0.11	0.39	(5)	0.50	(0.18)	—	—	(0.18)	12.62	4.10	76,544	0.86		0.88		41
Class I
10/31/07	$16.72	$0.41	$1.84		$2.25	$(0.59)	$—	$(0.65)	$(1.24)	$17.73	14.16%	$3,002	0.15	%(4)	2.41	%(4)	60%
10/31/08	17.73	0.28	(4.87)		(4.59)	(0.64)	—	(2.26)	(2.90)	10.24	(30.36)	1,619	0.15	(4)	2.08	(4)	20
10/31/09	10.24	0.22	1.05		1.27	(0.20)	—	—	(0.20)	11.31	12.66	901	0.15	(4)	2.11	(4)	46
10/31/10	11.31	0.11	1.05		1.16	(0.11)	—	—	(0.11)	12.36	10.36	891	0.18	(4)	0.96	(4)	13
10/31/11	12.36	0.19	0.38	(5)	0.57	(0.26)	—	—	(0.26)	12.67	4.65	778	0.25	(4)	1.48	(4)	41

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Balanced Strategy A	—%	—%	—%	—%	—%
Focused Balanced Strategy B	—	—	—	—	—
Focused Balanced Strategy C	—	—	—	—	—
Focused Balanced Strategy I	0.18	0.34	0.94	1.46	1.03

(5)  Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP GROWTH PORTFOLIO
Class A
10/31/07	$17.88	$(0.13)	$4.22		$4.09	$—	$—	$—	$—	$21.97	22.87%	$395,800	1.54	%(3)(4)	(0.68	)%(3)(4)	146%
10/31/08	21.97	(0.10)	(8.63)		(8.73)	—	—	—	—	13.24	(39.74)	216,740	1.55	(3)	(0.54	)(3)	162
10/31/09	13.24	(0.03)	1.90		1.87	—	—	—	—	15.11	14.12	202,257	1.50	(4)	(0.22	)(4)	56
10/31/10	15.11	(0.07)	1.87	(5)	1.80	—	—	—	—	16.91	11.91 (6)	283,123	1.45	(4)	(0.39	)(4)	101
10/31/11	16.91	(0.07)	0.17		0.10	—	—	—	—	17.01	0.59	212,436	1.46	(4)	(0.39	)(4)	237
Class B
10/31/07	$16.91	$(0.26)	$3.98		$3.72	$—	$—	$—	$—	$20.63	22.00%	$125,350	2.23	%(3)(4)	(1.39	)%(3)(4)	146%
10/31/08	20.63	(0.21)	(8.07)		(8.28)	—	—	—	—	12.35	(40.14)	56,863	2.19	(3)	(1.17	)(3)	162
10/31/09	12.35	(0.11)	1.76		1.65	—	—	—	—	14.00	13.36	37,695	2.21	(4)	(0.90	)(4)	56
10/31/10	14.00	(0.20)	1.76	(5)	1.56	—	—	—	—	15.56	11.14 (6)	28,175	2.16	(4)	(1.07	)(4)	101
10/31/11	15.56	(0.18)	0.16		(0.02)	—	—	—	—	15.54	(0.13)	18,253	2.17	(4)	(1.10	)(4)	237
Class C
10/31/07	$16.92	$(0.25)	$3.98		$3.73	$—	$—	$—	$—	$20.65	22.05%	$232,637	2.20	%(3)(4)	(1.36	)%(3)(4)	146%
10/31/08	20.65	(0.21)	(8.08)		(8.29)	—	—	—	—	12.36	(40.15)	106,568	2.19	(3)	(1.17	)(3)	162
10/31/09	12.36	(0.11)	1.77		1.66	—	—	—	—	14.02	13.43	90,940	2.16	(4)	(0.87	)(4)	56
10/31/10	14.02	(0.17)	1.74	(5)	1.57	—	—	—	—	15.59	11.20 (6)	87,620	2.11	(4)	(1.03	)(4)	101
10/31/11	15.59	(0.17)	0.16		(0.01)	—	—	—	—	15.58	(0.06)	69,454	2.12	(4)	(1.05	)(4)	237
Class Z
10/31/07	$18.52	$(0.02)	$4.39		$4.37	$—	$—	$—	$—	$22.89	23.60%	$91,157	0.94	%(3)(4)	(0.11	)%(3)(4)	146%
10/31/08	22.89	0.01	(9.04)		(9.03)	—	—	—	—	13.86	(39.45)	64,392	0.95	(3)	0.03	(3)	162
10/31/09	13.86	0.06	2.00		2.06	—	—	—	—	15.92	14.86	67,187	0.87	(4)	0.41	(4)	56
10/31/10	15.92	0.04	1.97	(5)	2.01	—	—	—	—	17.93	12.63 (6)	74,278	0.84	(4)	0.24	(4)	101
10/31/11	17.93	0.20	0.02		0.22	—	—	—	—	18.15	1.23	278	0.83	(4)	0.56	(4)	237

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements/fee waivers (based on average net assets):

	10/31/07	10/31/08
Focused Large-Cap Growth A	0.00%	0.01%
Focused Large-Cap Growth B	0.00	0.01
Focused Large-Cap Growth C	0.00	0.01
Focused Large-Cap Growth Z	0.00	0.01

(4)  Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/09	10/31/10	10/31/11
Focused Large-Cap Growth A	0.02%	0.00%	0.00%	0.00%
Focused Large-Cap Growth B	0.02	0.00	0.00	0.00
Focused Large-Cap Growth C	0.02	0.00	0.00	0.00
Focused Large-Cap Growth Z	0.02	0.00	0.00	0.00

(5)  Includes the effect of a merger (See Note 2).

(6)  The Portfolio's performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED GROWTH PORTFOLIO
Class A
10/31/07	$24.17	$(0.30)	$7.11	$6.81	$—	$—	$—	$—	$30.98	28.18%	$466,805	1.69	%(3)(4)	(1.14	)%(3)(4)	219%
10/31/08	30.98	(0.28)	(13.84)	(14.12)	—	—	(1.01)	(1.01)	15.85	(47.04)	140,827	1.71	(4)	(1.13	)(4)	177
10/31/09	15.85	(0.16)	4.27	4.11	—	—	—	—	19.96	25.93	136,660	1.72	(3)	(0.94	)(3)	42
10/31/10	19.96	(0.20)	3.41	3.21	—	—	—	—	23.17	16.08	135,392	1.72	(3)(4)	(0.94	)(3)(4)	33
10/31/11	23.17	(0.16)	(0.08)	(0.24)	—	—	—	—	22.93	(1.04)	92,634	1.72	(3)(4)	(0.65	)(3)(4)	71
Class B
10/31/07	$22.44	$(0.44)	$6.57	$6.13	$—	$—	$—	$—	$28.57	27.32%	$58,602	2.37	%(3)(4)	(1.80	)%(3)(4)	219%
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	24,586	2.37	(3)(4)	(1.79	)(3)(4)	177
10/31/09	14.48	(0.24)	3.88	3.64	—	—	—	—	18.12	25.14	21,253	2.37	(3)	(1.59	)(3)	42
10/31/10	18.12	(0.32)	3.10	2.78	—	—	—	—	20.90	15.34	16,581	2.37	(3)(4)	(1.60	)(3)(4)	33
10/31/11	20.90	(0.28)	(0.08)	(0.36)	—	—	—	—	20.54	(1.72)	11,150	2.37	(3)(4)	(1.29	)(3)(4)	71
Class C
10/31/07	$22.43	$(0.44)	$6.58	$6.14	$—	$—	$—	$—	$28.57	27.37%	$69,006	2.37	%(3)(4)	(1.81	)%(3)(4)	219%
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	30,960	2.37	(3)(4)	(1.80	)(3)(4)	177
10/31/09	14.48	(0.24)	3.87	3.63	—	—	—	—	18.11	25.07	30,168	2.37	(3)	(1.59	)(3)	42
10/31/10	18.11	(0.31)	3.09	2.78	—	—	—	—	20.89	15.35	28,094	2.37	(3)(4)	(1.59	)(3)(4)	33
10/31/11	20.89	(0.28)	(0.08)	(0.36)	—	—	—	—	20.53	(1.72)	20,247	2.37	(3)(4)	(1.30	)(3)(4)	71

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Growth A	(0.01)%	—%	0.07%	0.03%	0.04%
Focused Growth B	0.03	0.03	0.14	0.10	0.13
Focused Growth C	(0.01)	0.01	0.09	0.05	0.07

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/10	10/31/11
Focused Growth A	0.01%	0.02%	0.00%	0.00%
Focused Growth B	0.01	0.02	0.00	0.00
Focused Growth C	0.01	0.02	0.00	0.00

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP GROWTH PORTFOLIO
Class A
10/31/07	$18.73	$(0.18)	$3.90		$3.72	$—	$—	$(2.50)	$(2.50)	$19.95	21.95%	$245,208	1.67%		(1.03)%		95%
10/31/08	19.95	(0.18)	(6.35)		(6.53)	—	—	(3.05)	(3.05)	10.37	(38.04)	97,082	1.72	(3)	(1.22	)(3)	56
10/31/09	10.37	(0.13)	1.31		1.18	—	—	—	—	11.55	11.38	89,542	1.72	(3)	(1.24	)(3)	7
10/31/10	11.55	(0.32)	1.71	(5)	1.39	—	—	—	—	12.94	12.03	143,182	1.58	(3)	(1.13	)(3)	261
10/31/11	12.94	(0.17)	1.04		0.87	—	—	—	—	13.81	6.72	117,930	1.49		(1.14)		199
Class B
10/31/07	$17.49	$(0.28)	$3.60		$3.32	$—	$—	$(2.50)	$(2.50)	$18.31	21.13%	$32,424	2.37	%(3)	(1.70	)%(3)	95%
10/31/08	18.31	(0.24)	(5.73)		(5.97)	—	—	(3.05)	(3.05)	9.29	(38.45)	13,557	2.37	(3)	(1.85	)(3)	56
10/31/09	9.29	(0.17)	1.15		0.98	—	—	—	—	10.27	10.55	10,636	2.37	(3)	(1.89	)(3)	7
10/31/10	10.27	(0.37)	1.52	(5)	1.15	—	—	—	—	11.42	11.20	13,627	2.37	(3)	(1.89	)(3)	261
10/31/11	11.42	(0.26)	0.93		0.67	—	—	—	—	12.09	5.87	10,480	2.37	(3)	(2.02	)(3)	199
Class C
10/31/07	$17.44	$(0.28)	$3.58		$3.30	$—	$—	$(2.50)	$(2.50)	$18.24	21.07%	$64,808	2.35	%(3)	(1.68	)%(3)	95%
10/31/08	18.24	(0.24)	(5.70)		(5.94)	—	—	(3.05)	(3.05)	9.25	(38.43)	28,766	2.37	(3)	(1.85	)(3)	56
10/31/09	9.25	(0.17)	1.15		0.98	—	—	—	—	10.23	10.59	21,727	2.37	(3)	(1.89	)(3)	7
10/31/10	10.23	(0.27)	1.42	(5)	1.15	—	—	—	—	11.38	11.24	22,208	2.37	(3)	(1.90	)(3)	261
10/31/11	11.38	(0.24)	0.92		0.68	—	—	—	—	12.06	5.98	18,068	2.23	(3)	(1.87	)(3)	199
Class I
10/31/07	$19.01	$(0.20)	$3.98		$3.78	$—	$—	$(2.50)	$(2.50)	$20.29	21.96%	$13,493	1.62	%(3)	(1.10	)%(3)	95%
10/31/08	20.29	(0.16)	(6.48)		(6.64)	—	—	(3.05)	(3.05)	10.60	(37.93)	6,144	1.62	(3)	(1.09	)(3)	56
10/31/09	10.60	(0.11)	1.31		1.20	—	—	—	—	11.80	11.32	1,384	1.62	(3)	(1.03	)(3)	7
10/31/10	11.80	(0.15)	1.61	(5)	1.46	—	—	—	—	13.26	12.37	320	1.38	(3)	(1.04	)(3)	261
10/31/11	13.26	(0.15)	1.06		0.91	—	—	—	—	14.17	6.86	328	1.33	(3)	(0.98	)(3)	199

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Small-Cap Growth A	—%	0.03%	0.04%	(0.05)%	—%
Focused Small-Cap Growth B	0.03	0.12	0.18	(0.04)	(0.15)
Focused Small-Cap Growth C	(0.00)	0.05	0.09	(0.12)	(0.06)
Focused Small-Cap Growth I	0.01	0.11	0.44	1.76	2.02

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Small-Cap Growth A	0.01%	0.02%	0.01%	0.02%	0.01%
Focused Small-Cap Growth B	0.01	0.02	0.01	0.02	0.01
Focused Small-Cap Growth C	0.01	0.02	0.01	0.02	0.01
Focused Small-Cap Growth I	0.01	0.02	0.01	0.02	0.01

(5)  Includes the effect of a merger (See Note 2).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP VALUE PORTFOLIO
Class A
10/31/07	$19.83	$(0.05)	$1.45		$1.40	$—	$—	$(1.42)	$(1.42)	$19.81	7.38%	$175,137	1.69%		(0.28)%		170%
10/31/08	19.81	0.06	(7.08)		(7.02)	—	—	(1.80)	(1.80)	10.99	(38.76)	131,033	1.71	(5)	0.39	(5)	240
10/31/09	10.99	0.06	1.14	(6)	1.20	(0.03)	—	—	(0.03)	12.16	11.00	130,879	1.48		0.57		293
10/31/10	12.16	(0.04)	3.02		2.98	(0.24)	—	—	(0.24)	14.90	24.89	91,574	1.47		(0.30)		237
10/31/11	14.90	(0.08)	2.10		2.02	(0.47)	—	—	(0.47)	16.45	13.56 (7)	99,040	1.48		(0.45)		246
Class B
10/31/07	$18.26	$(0.17)	$1.33		$1.16	$—	$—	$(1.42)	$(1.42)	$18.00	6.65%	$35,120	2.37	(3)%	(0.97	)%(3)	170%
10/31/08	18.00	(0.04)	(6.34)		(6.38)	—	—	(1.80)	(1.80)	9.82	(39.14)	14,771	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.82	(0.03)	1.01	(6)	0.98	—	—	—	—	10.80	9.98	11,477	2.37	(3)	(0.32	)(3)	293
10/31/10	10.80	(0.15)	2.69		2.54	(0.18)	—	—	(0.18)	13.16	23.80	8,789	2.37	(3)	(1.21	)(3)	237
10/31/11	13.16	(0.19)	1.86		1.67	(0.35)	—	—	(0.35)	14.48	12.65 (7)	7,844	2.27	(3)	(1.25	)(3)	246
Class C
10/31/07	$18.31	$(0.17)	$1.34		$1.17	$—	$—	$(1.42)	$(1.42)	$18.06	6.68%	$72,679	2.36%		(0.95)%		170%
10/31/08	18.06	(0.04)	(6.36)		(6.40)	—	—	(1.80)	(1.80)	9.86	(39.12)	31,526	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.86	(0.01)	1.01	(6)	1.00	—	—	—	—	10.86	10.14	30,083	2.19		(0.16)		293
10/31/10	10.86	(0.12)	2.69		2.57	(0.17)	—	—	(0.17)	13.26	24.02	25,066	2.18		(1.02)		237
10/31/11	13.26	(0.17)	1.87		1.70	(0.40)	—	—	(0.40)	14.56	12.81 (7)	26,766	2.16		(1.14)		246

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Small-Cap Value A	—%	—%	—%	—%	—%
Focused Small-Cap Value B	0.03	0.05	(0.11)	(0.09)	(0.01)
Focused Small-Cap Value C	—	0.00	—	—	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Small-Cap Value A	0.01%	0.02%	0.04%	0.02%	0.02%
Focused Small-Cap Value B	0.01	0.02	0.04	0.02	0.02
Focused Small-Cap Value C	0.01	0.02	0.04	0.02	0.02

(5)  The ratio reflects an expense cap which is net of custody credits of 0.01%.

(6)  Includes the effect of a merger.

(7)  The Portfolio's performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions (See Note 4).

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)		Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED GROWTH AND INCOME PORTFOLIO
Class A
10/31/07	$19.41	$(0.01)	$3.05		$3.04	$—	$—	$(0.73)	$(0.73)	$21.72	16.01%	$417,035	1.64	%(4)	(0.08	)%(4)	257%
10/31/08	21.72	0.00	(8.05)		(8.05)	—	—	(2.74)	(2.74)	10.93	(42.15)	146,986	1.68	(4)	(0.05	)(4)	283
10/31/09	10.93	0.02	0.94		0.96	—	—	—	—	11.89	8.78	73,033	1.72	(3)	0.23	(3)	129
10/31/10	11.89	0.11	1.14	(6)	1.25	—	—	—	—	13.14	10.51	156,876	1.58	(3)(4)	0.34	(3)(4)	240
10/31/11	13.14	0.05	0.00		0.05	(0.02)	—	(0.08)	(0.10)	13.09	0.42	132,725	1.52	(4)	0.32	(4)	468
Class B
10/31/07	$18.38	$(0.14)	$2.87		$2.73	$—	$—	$(0.73)	$(0.73)	$20.38	15.19%	$62,410	2.37	%(3)(4)	(0.73	)%(3)(4)	257%
10/31/08	20.38	(0.10)	(7.45)		(7.55)	—	—	(2.74)	(2.74)	10.09	(42.52)	25,177	2.37	(3)(4)	(0.74	)(3)(4)	283
10/31/09	10.09	(0.04)	0.86		0.82	—	—	—	—	10.91	8.13	16,808	2.37	(3)	(0.43	)(3)	129
10/31/10	10.91	(0.09)	1.14	(6)	1.05	—	—	—	—	11.96	9.62	19,049	2.37	(3)(4)	(0.44	)(3)(4)	240
10/31/11	11.96	(0.06)	0.01		(0.05)	—	—	(0.08)	(0.08)	11.83	(0.41)	11,798	2.35	(3)(4)	(0.52	)(3)(4)	468
Class C
10/31/07	$18.36	$(0.13)	$2.87		$2.74	$—	$—	$(0.73)	$(0.73)	$20.37	15.27%	$132,755	2.31	%(3)(4)	(0.68	)%(3)(4)	257%
10/31/08	20.37	(0.10)	(7.44)		(7.54)	—	—	(2.74)	(2.74)	10.09	(42.49)	51,372	2.35	(4)	(0.72	)(4)	283
10/31/09	10.09	(0.04)	0.85		0.81	—	—	—	—	10.90	8.03	36,207	2.37	(3)	(0.43	)(3)	129
10/31/10	10.90	(0.06)	1.13	(6)	1.07	—	—	—	—	11.97	9.82	43,362	2.29	(3)(4)	(0.37	)(3)(4)	240
10/31/11	11.97	(0.04)	0.01		(0.03)	—	—	(0.08)	(0.08)	11.86	(0.24)	33,629	2.17	(4)	(0.33	)(4)	468
Class I
01/25/10-10/31/10(5)	$12.53	$0.06	$0.62	(6)	$0.68	$—	$—	$—	$—	$13.21	5.43%	$516	1.32	%(3)(4)(7)	0.60	%(3)(4)(7)	240%
10/31/11	13.21	0.08	0.00		0.08	(0.06)	—	(0.08)	(0.14)	13.15	0.62	445	1.32	(3)(4)	0.53	(3)(4)	468

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Growth and Income A	—%	—%	0.08%	(0.04)%	—%
Focused Growth and Income B	(0.03)	0.01	0.14	(0.09)	(0.11)
Focused Growth and Income C	(0.00)	—	0.09	(0.08)	—
Focused Growth and Income I	—	—	—	3.97	0.11

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/10	10/31/11
Focused Growth and Income A	0.02%	0.05%	0.01%	0.04%
Focused Growth and Income B	0.02	0.05	0.01	0.04
Focused Growth and Income C	0.02	0.05	0.01	0.04
Focused Growth and Income I	—	—	0.02	0.03

(5)  Inception date of class.

(6)  Includes the effect of a merger (See Note 2).

(7)  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED TECHNOLOGY PORTFOLIO
Class A
10/31/07	$6.25	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$7.79	24.64%	$44,561	1.97%	(1.68)%	117%
10/31/08	7.79	(0.09)	(3.29)	(3.38)	—	—	—	—	4.41	(43.39)	21,159	1.91	(1.42)	155
10/31/09	4.41	(0.06)	1.17	1.11	—	—	—	—	5.52	25.17	56,315	1.88	(1.32)	122
10/31/10	5.52	(0.08)	0.96	0.88	—	—	—	—	6.40	15.94	45,464	1.86	(1.27)	64
10/31/11	6.40	(0.10)	0.14	0.04	—	—	—	—	6.44	0.63	17,922	1.88	(1.43)	116
Class B
10/31/07	$6.01	$(0.16)	$1.60	$1.44	$—	$—	$—	$—	$7.45	23.96%	$14,611	2.62%	(2.33)%	117%
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	5,947	2.56	(2.07)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	5,267	2.53	(1.91)	122
10/31/10	5.21	(0.11)	0.90	0.79	—	—	—	—	6.00	15.16	3,652	2.53	(1.93)	64
10/31/11	6.00	(0.13)	0.13	0.00	—	—	—	—	6.00	0.00	2,332	2.53	(2.06)	116
Class C
10/31/07	$6.01	$(0.15)	$1.59	$1.44	$—	$—	$—	$—	$7.45	23.96%	$23,461	2.62%	(2.33)%	117%
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	10,236	2.56	(2.06)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	10,907	2.53	(1.91)	122
10/31/10	5.21	(0.11)	0.90	0.79	—	—	—	—	6.00	15.16	9,918	2.53	(1.94)	64
10/31/11	6.00	(0.13)	0.13	0.00	—	—	—	—	6.00	0.00	7,909	2.53	(2.05)	116

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Technology A	0.17%	0.12%	0.04%	(0.04)%	0.07%
Focused Technology B	0.23	0.23	0.30	0.24	0.44
Focused Technology C	0.17	0.13	0.21	0.06	0.18

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Technology A	0.00%	0.02%	0.02%	0.01%	0.01%
Focused Technology B	0.01	0.02	0.02	0.01	0.01
Focused Technology C	0.01	0.02	0.02	0.01	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
Class A
10/31/07	$14.30	$0.38	$2.23	$2.61	$(0.36)	$—	$(1.42)	$(1.78)	$15.13	19.96%	$61,673	0.95	%(4)	2.62	%(4)	59%
10/31/08	15.13	0.41	(4.80)	(4.39)	(0.48)	—	(2.62)	(3.10)	7.64	(35.09)	57,806	0.95	(4)	4.13	(4)	57
10/31/09	7.64	0.31	1.50	1.81	(0.30)	—	—	(0.30)	9.15	24.63	69,740	0.95		4.13		84
10/31/10	9.15	0.31	1.76	2.07	(0.31)	—	—	(0.31)	10.91	22.87	264,368	0.95		3.22		28
10/31/11	10.91	0.31	0.63	0.94	(0.30)	—	—	(0.30)	11.55	8.67	726,140	1.00		2.88		29
Class B
10/31/07	$14.26	$0.28	$2.24	$2.52	$(0.27)	$—	$(1.42)	$(1.69)	$15.09	19.27%	$40,199	1.60	%(4)	1.97	%(4)	59%
10/31/08	15.09	0.37	(4.82)	(4.45)	(0.41)	—	(2.62)	(3.03)	7.61	(35.55)	16,964	1.60	(4)	3.48	(4)	57
10/31/09	7.61	0.26	1.49	1.75	(0.25)	—	—	(0.25)	9.11	23.80	15,657	1.60		3.53		84
10/31/10	9.11	0.26	1.73	1.99	(0.23)	—	—	(0.23)	10.87	22.11	26,434	1.60		2.64		28
10/31/11	10.87	0.24	0.62	0.86	(0.22)	—	—	(0.22)	11.51	8.01	53,211	1.66		2.21		29
Class C
10/31/07	$14.26	$0.28	$2.23	$2.51	$(0.27)	$—	$(1.42)	$(1.69)	$15.08	19.19%	$89,287	1.60	%(4)	1.97	%(4)	59%
10/31/08	15.08	0.37	(4.81)	(4.44)	(0.41)	—	(2.62)	(3.03)	7.61	(35.50)	41,457	1.60	(4)	3.49	(4)	57
10/31/09	7.61	0.26	1.50	1.76	(0.25)	—	—	(0.25)	9.12	23.93	44,183	1.60		3.50		84
10/31/10	9.12	0.25	1.74	1.99	(0.23)	—	—	(0.23)	10.88	22.09	113,340	1.60		2.60		28
10/31/11	10.88	0.24	0.62	0.86	(0.23)	—	—	(0.23)	11.51	7.93	249,573	1.65		2.22		29

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused Dividend Strategy A	0.10%	0.14%	0.16%	0.10%	0.01%
Focused Dividend Strategy B	0.10	0.15	0.24	0.16	0.02
Focused Dividend Strategy C	0.08	0.12	0.17	0.10	0.01

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08
Focused Dividend Strategy A	0.00%	0.01%
Focused Dividend Strategy B	0.00	0.01
Focused Dividend Strategy C	0.00	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net investment income (loss) to average net assets(4)(5)		Port- folio Turn- over
FOCUSED STARALPHA PORTFOLIO
Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%		$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87%
10/31/08	13.72	(0.07)	(5.66)	(5.73)	—	(0.01)	—	(0.01)	7.98	(41.81	)(8)	73,921	1.72		(0.60)		155
10/31/09	7.98	(0.05)	0.80	0.75	—	—	—	—	8.73	9.40	(9)	67,722	1.72		(0.65)		229
10/31/10	8.73	(0.09)	0.69	0.60	(0.01)	—	—	(0.01)	9.32	6.83		37,045	1.72		(0.93)		254
10/31/11	9.32	(0.09)	0.45	0.36	(0.02)	—	—	(0.02)	9.66	3.90		16,254	1.72		(0.90)		297
Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%		$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87%
10/31/08	13.69	(0.13)	(5.64)	(5.77)	—	—	—	—	7.92	(42.15	)(8)	13,156	2.37		(1.24)		155
10/31/09	7.92	(0.10)	0.79	0.69	—	—	—	—	8.61	8.71	(9)	8,748	2.37		(1.29)		229
10/31/10	8.61	(0.14)	0.66	0.52	—	—	—	—	9.13	6.04		4,655	2.37		(1.58)		254
10/31/11	9.13	(0.16)	0.46	0.30	—	—	—	—	9.43	3.29		3,493	2.37		(1.56)		297

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Commencement of operations

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused StarALPHA Class A	0.17%	0.02%	0.09%	0.12%	0.41%
Focused StarALPHA Class C	0.92	0.02	0.22	0.28	0.69

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09	10/31/10	10/31/11
Focused StarALPHA Class A	0.01%	0.01%	0.01%	0.01%	0.01%
Focused StarALPHA Class C	0.01	0.01	0.01	0.01	0.00

(6)  Annualized

(7)  Net of custody credits of 0.01%.

(8)  Total return for Class A and Class C were increased by 0.29% and 0.22%, respectively, from gains on the disposal of investments in violation of investment restrictions.

(9)  The Portfolio's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
SUNAMERICA STRATEGIC VALUE PORTFOLIO
Class A
10/31/07	$23.80	$0.14	$4.77	$4.91	$(0.13)	$—	$(1.82)	$(1.95)	$26.76	21.99%	$450,472	1.66	%(4)	0.57	%(4)	86%
10/31/08	26.76	0.12	(10.74)	(10.62)	(0.12)	—	(4.54)	(4.66)	11.48	(47.25)	132,397	1.69	(3)(4)	0.62	(3)(4)	128
10/31/09	11.48	(0.01)	2.09	2.08	(0.06)	(0.02)	—	(0.08)	13.48	18.46	130,860	1.70	(3)(4)	(0.10	)(3)(4)	61
10/31/10	13.48	(0.06)	2.01	1.95	—	—	—	—	15.43	14.47	125,744	1.72	(3)	(0.38	)(3)	22
10/31/11	15.43	0.05	0.29	0.34	—	—	—	—	15.77	2.20	94,187	1.64	(3)	0.28	(3)	106
Class B
10/31/07	$22.83	$(0.01)	$4.56	$4.55	$(0.01)	$—	$(1.82)	$(1.83)	$25.55	21.18%	$157,514	2.33	%(4)	(0.07	)%(4)	86%
10/31/08	25.55	(0.01)	(10.16)	(10.17)	—	—	(4.54)	(4.54)	10.84	(47.59)	56,367	2.36	(3)(4)	(0.05	)(3)(4)	128
10/31/09	10.84	(0.08)	1.99	1.91	—	—	—	—	12.75	17.62	33,792	2.35	(3)(4)	(0.74	)(3)(4)	61
10/31/10	12.75	(0.15)	1.90	1.75	—	—	—	—	14.50	13.73	17,706	2.37	(3)	(1.06	)(3)	22
10/31/11	14.50	(0.08)	0.29	0.21	—	—	—	—	14.71	1.45	10,711	2.37	(3)	(0.49	)(3)	106
Class C
10/31/07	$22.81	$(0.01)	$4.56	$4.55	$(0.01)	$—	$(1.82)	$(1.83)	$25.53	21.20%	$223,206	2.32	%(4)	(0.06	)%(4)	86%
10/31/08	25.53	(0.00)	(10.16)	(10.16)	—	—	(4.54)	(4.54)	10.83	(47.58)	84,936	2.35	(3)(4)	(0.03	)(3)(4)	128
10/31/09	10.83	(0.08)	1.99	1.91	—	—	—	—	12.74	17.64	72,915	2.35	(3)(4)	(0.75	)(3)(4)	61
10/31/10	12.74	(0.14)	1.90	1.76	—	—	—	—	14.50	13.81	62,410	2.37	(3)	(1.03	)(3)	22
10/31/11	14.50	(0.07)	0.29	0.22	—	—	—	—	14.72	1.52	44,407	2.33	(3)	(0.43	)(3)	106

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/08	10/31/09	10/31/10	10/31/11
SunAmerica Strategic Value A	(0.00)%	0.09%	0.01%	(0.06)%
SunAmerica Strategic Value B	(0.00)	0.14	0.07	(0.04)
SunAmerica Strategic Value C	(0.00)	0.10	0.02	(0.09)

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09
SunAmerica Strategic Value A	0.01%	0.02%	0.00%
SunAmerica Strategic Value B	0.01	0.02	0.00
SunAmerica Strategic Value C	0.01	0.02	0.00

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	30.9%
Alternative Strategies Investment Companies	24.6
Fixed Income Investment Companies	19.6
Global Multi-Asset Investment Companies	14.7
International Equity Investment Companies	10.1
99.9%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—99.9%
Alternative Strategies Investment Companies—24.6%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A (cost $116,810,311)	11,415,775	$122,377,108
Domestic Equity Investment Companies—30.9%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	1,293,481	15,159,597
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	3,466,781	40,041,325
SunAmerica Series, Inc. Focused Growth Portfolio, Class A†	35,117	805,233
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	2,081,915	35,413,370
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A†	1,797,126	24,818,305
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A	1,666,015	27,405,951
SunAmerica Series, Inc. Focused StarALPHA Portfolio Class A	1,043,629	10,081,455
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A†	12,288	193,785
Total Domestic Equity Investment Companies (cost $146,669,495)		153,919,021
Fixed Income Investment Companies—19.6%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	2,117,258	25,470,610

Security Description	Shares	Value (Note 3)
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	13,867,158	$47,287,008
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	2,489,237	25,191,079
Total Fixed Income Investment Companies (cost $95,874,639)		97,948,697
Global Multi-Asset Investment Companies—14.7%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A† (cost $72,737,926)	4,750,925	73,401,798
International Equity Investment Companies—10.1%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A	2,211,185	24,809,491
SunAmerica Equity Funds SunAmerica International Small-Cap Fund, Class A	3,088,199	25,477,643
Total International Equity Investment Companies (cost $48,082,172)		50,287,134
TOTAL INVESTMENTS (cost $480,174,543)(1)	99.9%	497,933,758
Other assets less liabilities	0.1	592,860
NET ASSETS	100.0%	$498,526,618

†  Non-income producing security

#  See Note 6

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$122,377,108	$—	$—	$122,377,108
Domestic Equity Investment Companies	153,919,021	—	—	153,919,021
Fixed Income Investment Companies	97,948,697	—	—	97,948,697
Global Multi-Asset Investment Companies	73,401,798	—	—	73,401,798
International Equity Investment Companies	50,287,134	—	—	50,287,134
Total	$497,933,758	$—	$—	$497,933,758

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	52.8%
Fixed Income Investment Companies	25.4
Global Multi-Asset Investment Companies	14.8
Alternative Strategies Investment Companies	7.3
100.3%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Alternative Strategies Investment Companies—7.3%
SunAmerica Specialty Series SunAmerica Alternative Strategies Fund, Class A (cost $13,878,582)	1,374,149	$14,730,881
Domestic Equity Investment Companies—52.8%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	851,085	9,974,715
SunAmerica Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,889,920	21,828,572
SunAmerica Series, Inc. Focused Growth and Income Portfolio, Class A†	747,913	9,782,697
SunAmerica Series, Inc. Focused Growth Portfolio, Class A†	233,043	5,343,667
SunAmerica Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,053,558	17,921,015
SunAmerica Series, Inc. Focused Small-Cap Growth Portfolio, Class A†	1,144,170	15,800,988
SunAmerica Series, Inc. Focused Small-Cap Value Portfolio, Class A	926,195	15,235,914
SunAmerica Series, Inc. Focused StarALPHA Portfolio, Class A	15,436	149,116
SunAmerica Series, Inc. SunAmerica Strategic Value Portfolio, Class A†	623,182	9,827,586
Total Domestic Equity Investment Companies (cost $99,219,778)		105,864,270

Security Description	Shares	Value (Note 3)
Fixed Income Investment Companies—25.4%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	2,705,860	$32,551,492
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	2,357,681	8,039,691
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,015,190	10,273,720
Total Fixed Income Investment Companies (cost $49,649,345)		50,864,903
Global Multi-Asset Investment Companies—14.8%
SunAmerica Specialty Series SunAmerica Global Trends Fund, Class A† (cost $29,021,206)	1,924,470	29,733,064
TOTAL INVESTMENTS (cost $191,768,911)(1)	100.3%	201,193,118
Liabilities in excess of other assets	(0.3)	(687,411)
NET ASSETS	100.0%	$200,505,707

†  Non-income producing security

#  See Note 6

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in the report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Affiliated Investment Companies:
Alternative Strategies Investment Companies	$14,730,881	$—	$—	$14,730,881
Domestic Equity Investment Companies	105,864,270	—	—	105,864,270
Fixed Income Investment Companies	50,864,903	—	—	50,864,903
Global Multi-Asset Investment Companies	29,733,064	—	—	29,733,064
Total	$201,193,118	$—	$—	$201,193,118

See Notes to Financial Statements

Focused Large-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Retail-Restaurants	6.9%
Computers	6.1
Web Portals/ISP	5.8
Computers-Memory Devices	4.4
Oil Companies-Exploration & Production	4.2
Repurchase Agreement	3.9
Networking Products	3.7
Medical-Biomedical/Gene	3.6
Retail-Discount	3.6
E-Commerce/Products	3.2
Oil-Field Services	2.8
Instruments-Controls	2.6
Semiconductor Components-Integrated Circuits	2.6
Computer Services	2.5
Apparel Manufacturers	2.4
Transport-Services	2.4
Commercial Services-Finance	2.4
Medical-Drugs	2.2
Athletic Footwear	2.1
Machinery-Construction & Mining	2.0
Finance-Credit Card	2.0
Casino Hotels	1.9
Software Tools	1.9
Medical-HMO	1.8
Transport-Rail	1.8
Electronic Components-Semiconductors	1.8
Retail-Apparel/Shoe	1.8
Metal-Copper	1.7
Oil Field Machinery & Equipment	1.7
Applications Software	1.6
Oil & Gas Drilling	1.5
Entertainment Software	1.5
Medical Products	1.5
Medical Instruments	1.4
Agricultural Chemicals	1.4
Cable/Satellite TV	1.3
Computers-Integrated Systems	1.2
Metal Processors & Fabrication	0.8
Medical-Generic Drugs	0.8
Investment Management/Advisor Services	0.8
99.6%

* Calculated as a percentage of net assets

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—95.7%
Agricultural Chemicals—1.4%
Potash Corp. of Saskatchewan, Inc.	86,847	$4,110,469
Apparel Manufacturers—2.4%
Coach, Inc.	109,801	7,144,751
Applications Software—1.6%
Salesforce.com, Inc.†	35,230	4,691,579
Athletic Footwear—2.1%
NIKE, Inc., Class B	66,317	6,389,643
Cable/Satellite TV—1.3%
Comcast Corp., Class A	167,483	3,927,476
Casino Hotels—1.9%
Las Vegas Sands Corp.†	121,298	5,694,941
Commercial Services-Finance—2.4%
Mastercard, Inc., Class A	20,376	7,075,362
Computer Services—2.5%
International Business Machines Corp.	40,980	7,566,138
Computers—6.1%
Apple, Inc.†	45,527	18,428,419
Computers-Integrated Systems—1.2%
Riverbed Technology, Inc.†	135,911	3,748,425
Computers-Memory Devices—4.4%
EMC Corp.†	305,162	7,479,521
NetApp, Inc.†	140,372	5,749,637
		13,229,158
E-Commerce/Products—3.2%
Amazon.com, Inc.†	33,226	7,094,083
MercadoLibre, Inc.	40,265	2,625,278
		9,719,361
Electronic Components- Semiconductors—1.8%
Broadcom Corp., Class A	148,250	5,350,343
Entertainment Software—1.5%
Activision Blizzard, Inc.	341,770	4,576,300
Finance-Credit Card—2.0%
American Express Co.	117,953	5,970,781
Instruments-Controls—2.6%
Honeywell International, Inc.	151,020	7,913,448
Investment Management/Advisor Services—0.8%
Invesco, Ltd.	117,614	2,360,513
Machinery-Construction & Mining—2.0%
Caterpillar, Inc.	63,452	5,993,676
Medical Instruments—1.4%
Intuitive Surgical, Inc.†	10,065	4,366,801
Medical Products—1.5%
Stryker Corp.	93,166	4,463,583

Security Description	Shares	Value (Note 3)
Medical-Biomedical/Gene—3.6%
Alexion Pharmaceuticals, Inc.†	54,829	$3,701,506
Biogen Idec, Inc.†	36,229	4,215,606
Celgene Corp.†	45,952	2,979,068
		10,896,180
Medical-Drugs—2.2%
Allergan, Inc.	77,254	6,498,607
Medical-Generic Drugs—0.8%
Watson Pharmaceuticals, Inc.†	35,445	2,380,486
Medical-HMO—1.8%
UnitedHealth Group, Inc.	115,909	5,562,473
Metal Processors & Fabrication—0.8%
Precision Castparts Corp.	15,615	2,547,587
Metal-Copper—1.7%
Freeport-McMoRan Copper & Gold, Inc.	129,224	5,202,558
Networking Products—3.7%
Acme Packet, Inc.†	86,900	3,146,649
Cisco Systems, Inc.	423,285	7,843,471
		10,990,120
Oil & Gas Drilling—1.5%
Ensco PLC ADR	93,434	4,639,933
Oil Companies-Exploration & Production—4.2%
Anadarko Petroleum Corp.	60,783	4,771,466
Apache Corp.	43,200	4,304,016
Cabot Oil & Gas Corp.	45,310	3,521,493
		12,596,975
Oil Field Machinery & Equipment—1.7%
Cameron International Corp.†	103,730	5,097,292
Oil-Field Services—2.8%
Schlumberger, Ltd.	113,710	8,354,274
Retail-Apparel/Shoe—1.8%
Abercrombie & Fitch Co., Class A	71,333	5,307,175
Retail-Discount—3.6%
Costco Wholesale Corp.	67,184	5,593,068
Target Corp.	94,152	5,154,822
		10,747,890
Retail-Restaurants—6.9%
Chipotle Mexican Grill, Inc.†	10,781	3,623,710
McDonald's Corp.	92,394	8,578,783
Starbucks Corp.	202,434	8,571,055
		20,773,548
Semiconductor Components- Integrated Circuits—2.6%
QUALCOMM, Inc.	150,083	7,744,283
Software Tools—1.9%
VMware, Inc., Class A†	57,435	5,614,271

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Transport-Rail—1.8%
Union Pacific Corp.	54,939	$5,470,276
Transport-Services—2.4%
United Parcel Service, Inc., Class B	100,905	7,087,567
Web Portals/ISP—5.8%
Baidu, Inc. ADR†	34,500	4,836,210
Google, Inc., Class A†	21,112	12,511,816
		17,348,026
Total Long-Term Investment Securities (cost $268,579,143)		287,580,688
REPURCHASE AGREEMENT—3.9%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $11,587,000)	$11,587,000	11,587,000
TOTAL INVESTMENTS (cost $280,166,143)(2)	99.6%	299,167,688
Other assets less liabilities	0.4	1,253,801
NET ASSETS	100.0%	$300,421,489

†  Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$18,428,419	$—	$—	$18,428,419
Retail-Restaurants	20,773,548	—	—	20,773,548
Web Portals/ISP	17,348,026	—	—	17,348,026
Other Industries*	231,030,695	—	—	231,030,695
Repurchase Agreement	—	11,587,000	—	11,587,000
Total	$287,580,688	$11,587,000	$—	$299,167,688

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Growth Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
E-Commerce/Products	9.1%
Computers	8.9
Pharmacy Services	8.8
Medical-Biomedical/Gene	7.8
Beverages-Non-alcoholic	7.0
Transport-Services	5.9
Oil-Field Services	4.6
Applications Software	4.6
Retail-Apparel/Shoe	4.1
Multimedia	4.0
Computers-Memory Devices	3.2
Oil Companies-Exploration & Production	3.1
Wireless Equipment	2.7
Retail-Jewelry	2.6
Electronic Components-Misc.	2.5
Metal-Diversified	2.3
Commercial Services	2.0
Insurance-Life/Health	1.9
Banks-Commercial	1.7
Casino Hotels	1.7
Electronic Components-Semiconductors	1.7
Finance-Investment Banker/Broker	1.6
Printing-Commercial	1.3
Medical Instruments	1.3
Electronic Connectors	1.2
Commercial Paper	1.0
Auto-Cars/Light Trucks	0.9
Chemicals-Diversified	0.9
Apparel Manufacturers	0.7
Metal Processors & Fabrication	0.7
99.8%

* Calculated as a percentage of net assets

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—98.8%
Apparel Manufacturers—0.7%
Prada SpA†(1)	192,200	$925,243
Applications Software—4.6%
Microsoft Corp.	214,035	5,699,752
Auto-Cars/Light Trucks—0.9%
Ford Motor Co.†	100,075	1,168,876
Banks-Commercial—1.7%
Standard Chartered PLC(1)	90,637	2,111,500
Beverages-Non-alcoholic—7.0%
Hansen Natural Corp.†	96,945	8,636,830
Casino Hotels—1.7%
MGM Resorts International†	182,054	2,097,262
Chemicals-Diversified—0.9%
Israel Chemicals, Ltd.(1)	95,695	1,140,040
Commercial Services—2.0%
Iron Mountain, Inc.	78,760	2,436,047
Computers—8.9%
Apple, Inc.†	27,251	11,030,660
Computers-Memory Devices—3.2%
EMC Corp.†	159,530	3,910,080
E-Commerce/Products—9.1%
eBay, Inc.†	355,710	11,322,249
Electronic Components-Misc.—2.5%
TE Connectivity, Ltd.	87,220	3,100,671
Electronic Components- Semiconductors—1.7%
ON Semiconductor Corp.†	276,360	2,092,045
Electronic Connectors—1.2%
Amphenol Corp., Class A	31,595	1,500,447
Finance-Investment Banker/Broker—1.6%
Charles Schwab Corp.	160,426	1,970,031
Insurance-Life/Health—1.9%
Prudential PLC(1)	233,561	2,416,097
Medical Instruments—1.3%
Intuitive Surgical, Inc.†	3,573	1,550,182
Medical-Biomedical/Gene—7.8%
Celgene Corp.†	98,468	6,383,680
Vertex Pharmaceuticals, Inc.†	82,194	3,254,061
		9,637,741
Metal Processors & Fabrication—0.7%
Precision Castparts Corp.	5,573	909,235
Metal-Diversified—2.3%
Ivanhoe Mines, Ltd.†	139,105	2,853,044
Multimedia—4.0%
News Corp., Class A	284,210	4,979,359

Security Description	Shares/ Principal Amount	Value (Note 3)
Oil Companies-Exploration & Production—3.1%
HRT Participacoes em Petroleo SA†	4,600	$2,293,503
Southwestern Energy Co.†	38,305	1,610,342
		3,903,845
Oil-Field Services—4.6%
Baker Hughes, Inc.	50,170	2,909,358
Halliburton Co.	75,200	2,809,472
		5,718,830
Pharmacy Services—8.8%
Express Scripts, Inc.†	75,500	3,452,615
Medco Health Solutions, Inc.†	134,961	7,403,961
		10,856,576
Printing-Commercial—1.3%
VistaPrint NV†	45,565	1,591,130
Retail-Apparel/Shoe—4.1%
Limited Brands, Inc.	118,640	5,067,114
Retail-Jewelry—2.6%
Cie Financiere Richemont SA, Class A(1)	57,422	3,258,099
Transport-Services—5.9%
C.H. Robinson Worldwide, Inc.	44,435	3,085,122
United Parcel Service, Inc., Class B	60,655	4,260,407
		7,345,529
Wireless Equipment—2.7%
Crown Castle International Corp.†	81,820	3,384,075
Total Long-Term Investment Securities (cost $116,815,244)		122,612,589
SHORT-TERM INVESTMENT SECURITIES—1.0%
Commercial Paper—1.0%
Nieuw Amsterdam Receivables 0.10% due 11/01/11 (cost $1,200,000)	$1,200,000	1,200,000
TOTAL INVESTMENTS (cost $118,015,244)(2)	99.8%	123,812,589
Other assets less liabilities	0.2	218,269
NET ASSETS	100.0%	$124,030,858

†  Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $9,850,979 representing 7.9% of net assets. Securities are classified as Level 2 disclosure based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity securities.

(2) See Note 7 for cost of investments on a tax basis.

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs		Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Beverages-Non-alcoholic	$8,636,830	$—		$—	$8,636,830
Computers	11,030,660	—		—	11,030,660
E-Commerce/Products	11,322,249	—		—	11,322,249
Medical-Biomedical/Gene	9,637,741	—		—	9,637,741
Pharmacy Services	10,856,576	—		—	10,856,576
Transport-Services	7,345,529	—		—	7,345,529
Other Industries*	53,932,025	9,850,979	#	—	63,783,004
Short-Term Investment Securities:
Commercial Paper	—	1,200,000		—	1,200,000
Total	$112,761,610	$11,050,979		$—	$123,812,589

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

# Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $9,850,979 representing 7.9% of net assets. See Note 3.

See Notes to Financial Statements

Focused Small-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Retail-Apparel/Shoe	7.1%
Auto/Truck Parts & Equipment-Original	3.9
Enterprise Software/Service	3.9
Commercial Services-Finance	3.7
E-Commerce/Services	3.6
Advanced Materials	3.5
Computer Aided Design	3.2
Oil Companies-Exploration & Production	3.1
Oil-Field Services	3.1
Networking Products	3.0
Diversified Manufacturing Operations	2.9
Aerospace/Defense-Equipment	2.9
E-Commerce/Products	2.8
Consumer Products-Misc.	2.7
Steel-Producers	2.6
Electronic Components-Misc.	2.6
Dental Supplies & Equipment	2.5
Patient Monitoring Equipment	2.4
Banks-Commercial	2.4
Machinery-General Industrial	2.3
Medical-Drugs	2.3
Transactional Software	2.2
Non-Hazardous Waste Disposal	2.1
Therapeutics	2.1
Computer Services	2.1
Investment Management/Advisor Services	2.1
Electronic Components-Semiconductors	2.0
Telecom Services	2.0
Chemicals-Diversified	1.9
Medical-HMO	1.9
Auto-Truck Trailers	1.8
Rental Auto/Equipment	1.7
Building & Construction-Misc.	1.7
Insurance-Multi-line	1.5
Medical Instruments	1.5
Medical-Hospitals	1.4
Repurchase Agreement	1.4
Transport-Truck	1.2
Food-Misc.	1.2
Semiconductor Components-Integrated Circuits	1.1
Home Furnishings	0.5
99.9%

* Calculated as a percentage of net assets

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—98.5%
Advanced Materials—3.5%
Hexcel Corp.†	210,900	$5,211,339
Aerospace/Defense-Equipment—2.9%
BE Aerospace, Inc.†	111,100	4,191,803
Auto-Truck Trailers—1.8%
Wabash National Corp.†	374,300	2,582,670
Auto/Truck Parts & Equipment- Original—3.9%
Dana Holding Corp.†	190,200	2,689,428
Titan International, Inc.	137,085	3,084,413
		5,773,841
Banks-Commercial—2.4%
East West Bancorp, Inc.	179,600	3,496,812
Building & Construction-Misc.—1.7%
Dycom Industries, Inc.†	127,418	2,475,732
Chemicals-Diversified—1.9%
Rockwood Holdings, Inc.†	61,700	2,840,668
Commercial Services-Finance—3.7%
Cardtronics, Inc.†	215,300	5,367,429
Computer Aided Design—3.2%
Aspen Technology, Inc.†	270,702	4,693,973
Computer Services—2.1%
LivePerson, Inc.†	244,943	3,083,832
Consumer Products-Misc.—2.7%
Jarden Corp.	123,100	3,942,893
Dental Supplies & Equipment—2.5%
Sirona Dental Systems, Inc.†	75,800	3,630,820
Diversified Manufacturing Operations—2.9%
Crane Co.	95,300	4,203,683
E-Commerce/Products—2.8%
MercadoLibre, Inc.	33,600	2,190,720
Shutterfly, Inc.†	44,500	1,854,315
		4,045,035
E-Commerce/Services—3.6%
IAC/InterActive Corp.†	130,200	5,316,066
Electronic Components-Misc.—2.6%
Zagg, Inc.†	277,941	3,749,424
Electronic Components- Semiconductors—2.0%
Skyworks Solutions, Inc.†	149,900	2,969,519
Enterprise Software/Service—3.9%
Ariba, Inc.†	55,445	1,756,498
Taleo Corp., Class A†	121,469	3,935,595
		5,692,093
Food-Misc.—1.2%
Diamond Foods, Inc.	25,961	1,706,936
Home Furnishings—0.5%
Select Comfort Corp.†	37,400	776,798
Insurance-Multi-line—1.5%
Assurant, Inc.	58,900	2,270,006

Security Description	Shares	Value (Note 3)
Investment Management/Advisor Services—2.1%
Affiliated Managers Group, Inc.†	33,000	$3,056,130
Machinery-General Industrial—2.3%
Chart Industries, Inc.†	60,900	3,441,459
Medical Instruments—1.5%
Volcano Corp.†	88,300	2,201,319
Medical-Drugs—2.3%
Viropharma, Inc.†	169,200	3,424,608
Medical-HMO—1.9%
Centene Corp.†	78,534	2,760,470
Medical-Hospitals—1.4%
Universal Health Services, Inc., Class B	52,300	2,090,431
Networking Products—3.0%
Acme Packet, Inc.†	39,900	1,444,779
Netgear, Inc.†	84,837	3,008,320
		4,453,099
Non-Hazardous Waste Disposal—2.1%
Waste Connections, Inc.	92,466	3,148,467
Oil Companies-Exploration & Production—3.1%
Comstock Resources, Inc.†	97,300	1,774,752
Triangle Petroleum Corp.†	500,643	2,823,627
		4,598,379
Oil-Field Services—3.1%
C&J Energy Services, Inc.†	97,800	1,648,908
Superior Energy Services, Inc.†	102,200	2,873,864
		4,522,772
Patient Monitoring Equipment—2.4%
Insulet Corp.†	215,545	3,517,694
Rental Auto/Equipment—1.7%
United Rentals, Inc.†	108,700	2,544,667
Retail-Apparel/Shoe—7.1%
ANN, Inc.†	136,100	3,625,704
Chico's FAS, Inc.	208,550	2,577,678
Children's Place Retail Stores, Inc.†	38,200	1,793,490
Finish Line, Inc., Class A	117,600	2,363,760
		10,360,632
Semiconductor Components- Integrated Circuits—1.1%
Cypress Semiconductor Corp.†	82,900	1,584,219
Steel-Producers—2.6%
Carpenter Technology Corp.	66,500	3,771,880
Telecom Services—2.0%
Vonage Holdings Corp.†	861,800	2,887,030
Therapeutics—2.1%
Questcor Pharmaceuticals, Inc.†	77,400	3,143,214
Transactional Software—2.2%
VeriFone Systems, Inc.†	77,900	3,288,159

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 3)
Transport-Truck—1.2%
J.B. Hunt Transport Services, Inc.	43,100	$1,823,561
Total Long-Term Investment Securities (cost $140,397,838)		144,639,562
REPURCHASE AGREEMENT—1.4%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,994,000)	$1,994,000	1,994,000
TOTAL INVESTMENTS (cost $142,391,838)(2)	99.9%	146,633,562
Other assets less liabilities	0.1	171,880
NET ASSETS	100.0%	$146,805,442

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Retail-Apparel/Shoe	$10,360,632	$—	$—	$10,360,632
Other Industries*	134,278,930	—	—	134,278,930
Repurchase Agreement	—	1,994,000	—	1,994,000
Total	$144,639,562	$1,994,000	$—	$146,633,562

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Small-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Electronic Components-Misc.	12.8%
Transport-Marine	10.3
Telecom Services	9.2
Banks-Commercial	7.7
Building & Construction-Misc.	4.1
Theaters	3.9
Real Estate Investment Trusts	3.5
Apparel Manufacturers	3.2
Food-Misc.	3.1
Gold Mining	3.0
Finance-Investment Banker/Broker	2.8
Medical-Biomedical/Gene	2.5
Oil Field Machinery & Equipment	2.3
Oil & Gas Drilling	2.2
Web Portals/ISP	2.0
Coal	1.9
Transport-Truck	1.9
Investment Companies	1.8
Oil-Field Services	1.7
Oil Companies-Exploration & Production	1.7
Savings & Loans/Thrifts	1.5
Retail-Jewelry	1.5
Precious Metals	1.5
Retail-Office Supplies	1.5
Investment Management/Advisor Services	1.3
Gas-Distribution	1.3
Food-Retail	1.3
Repurchase Agreement	1.2
Machinery-General Industrial	1.1
Human Resources	1.0
Transport-Air Freight	0.9
Footwear & Related Apparel	0.8
Retail-Automobile	0.8
Retail-Apparel/Shoe	0.7
Beverages-Non-alcoholic	0.6
Semiconductor Equipment	0.5
99.1%

* Calculated as a percentage of net assets

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—97.9%
Apparel Manufacturers—3.2%
Jones Group, Inc.	384,166	$4,291,134
Banks-Commercial—7.7%
East West Bancorp, Inc.	140,127	2,728,273
FirstMerit Corp.	169,400	2,373,294
Signature Bank†	49,200	2,742,900
Sterling Bancorp	304,925	2,515,631
		10,360,098
Beverages-Non-alcoholic—0.6%
Cott Corp.†	117,380	831,050
Building & Construction-Misc.—4.1%
MasTec, Inc.†	252,960	5,468,995
Coal—1.9%
James River Coal Co.†	243,200	2,517,120
Electronic Components-Misc.—12.8%
Vishay Intertechnology, Inc.†	244,100	2,624,075
Zagg, Inc.†	1,076,613	14,523,509
		17,147,584
Finance-Investment Banker/Broker—2.8%
Interactive Brokers Group, Inc., Class A	111,420	1,713,640
Knight Capital Group, Inc., Class A†	162,912	2,034,771
		3,748,411
Food-Misc.—3.1%
B&G Foods, Inc.	195,236	4,142,908
Food-Retail—1.3%
Winn-Dixie Stores, Inc.†	264,319	1,675,783
Footwear & Related Apparel—0.8%
Deckers Outdoor Corp.†	8,867	1,021,833
Gas-Distribution—1.3%
South Jersey Industries, Inc.	30,535	1,719,426
Gold Mining—3.0%
Midway Gold Corp.†	736,864	1,547,414
US Gold Corp.†	532,825	2,419,026
		3,966,440
Human Resources—1.0%
TrueBlue, Inc.†	100,561	1,329,416
Investment Companies—1.8%
Fifth Street Finance Corp.	240,107	2,367,455
Investment Management/Advisor Services—1.3%
U.S. Global Investors, Inc., Class A	228,777	1,736,417
Machinery-General Industrial—1.1%
Flow International Corp.†	581,918	1,507,168
Medical-Biomedical/Gene—2.5%
Incyte Corp., Ltd.†	239,219	3,294,046
Oil & Gas Drilling—2.2%
Hercules Offshore, Inc.†	780,420	2,957,792

Security Description	Shares	Value (Note 3)
Oil Companies-Exploration & Production—1.7%
Gastar Exploration, Ltd.†	614,752	$2,274,582
Oil Field Machinery & Equipment—2.3%
Complete Production Services, Inc.†	95,000	3,116,000
Oil-Field Services—1.7%
Superior Energy Services, Inc.†	81,600	2,294,592
Precious Metals—1.5%
Coeur d'Alene Mines Corp.†	78,100	1,997,017
Real Estate Investment Trusts—3.5%
Equity Lifestyle Properties, Inc.	24,500	1,620,185
Extra Space Storage, Inc.	137,200	3,091,116
		4,711,301
Retail-Apparel/Shoe—0.7%
Destination Maternity Corp.	56,706	939,618
Retail-Automobile—0.8%
Penske Automotive Group, Inc.	49,600	1,011,344
Retail-Jewelry—1.5%
Signet Jewelers, Ltd.	47,011	2,026,644
Retail-Office Supplies—1.5%
OfficeMax, Inc.†	386,450	1,978,624
Savings & Loans/Thrifts—1.5%
BankUnited, Inc.	22,063	480,753
Dime Community Bancshares, Inc.	130,852	1,559,756
		2,040,509
Semiconductor Equipment—0.5%
Entegris, Inc.†	76,907	689,087
Telecom Services—9.2%
Vonage Holdings Corp.†	3,671,805	12,300,547
Theaters—3.9%
Regal Entertainment Group, Class A	359,600	5,192,624
Transport-Air Freight—0.9%
Atlas Air Worldwide Holdings, Inc.†	32,900	1,267,308
Transport-Marine—10.3%
Golar LNG, Ltd.	339,002	13,705,851
Transport-Truck—1.9%
Swift Transporation Co.†	279,100	2,483,990
Web Portals/ISP—2.0%
EarthLink, Inc.	385,400	2,701,654
Total Long-Term Investment Securities (cost $120,509,497)		130,814,368

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

Security Description	Principal Amount	Value (Note 3)
REPURCHASE AGREEMENT—1.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,657,000)	$1,657,000	$1,657,000
TOTAL INVESTMENTS (cost $122,166,497)(2)	99.1%	132,471,368
Other assets less liabilities	0.9	1,178,027
NET ASSETS	100.0%	$133,649,395

†  Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$10,360,098	$—	$—	$10,360,098
Electronic Components-Misc.	17,147,584	—	—	17,147,584
Telecom Services	12,300,547	—	—	12,300,547
Transport-Marine	13,705,851	—	—	13,705,851
Other Industries*	77,300,288	—	—	77,300,288
Repurchase Agreement	—	1,657,000	—	1,657,000
Total	$130,814,368	$1,657,000	$—	$132,471,368

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Growth and Income Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Repurchase Agreement	12.2%
Medical-Drugs	9.7
Oil Companies-Integrated	6.9
Diversified Banking Institutions	5.8
Banks-Super Regional	5.5
Applications Software	4.5
Aerospace/Defense-Equipment	4.4
Medical-HMO	4.0
Transport-Services	3.9
Diversified Manufacturing Operations	3.8
Beverages-Non-alcoholic	3.5
Electronic Components-Semiconductors	3.4
Cruise Lines	3.3
Web Portals/ISP	3.3
Insurance-Life/Health	3.0
Oil & Gas Drilling	2.8
Medical Products	2.6
Casino Hotels	2.6
Cable/Satellite TV	2.6
Paper & Related Products	2.3
Computers	2.3
Metal-Copper	2.3
Oil-Field Services	2.1
Networking Products	2.1
Chemicals-Diversified	1.6
100.5%

* Calculated as a percentage of net assets

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—88.3%
Aerospace/Defense-Equipment—4.4%
United Technologies Corp.	100,000	$7,798,000
Applications Software—4.5%
Microsoft Corp.	300,000	7,989,000
Banks-Super Regional—5.5%
Capital One Financial Corp.	100,000	4,566,000
Wells Fargo & Co.	200,000	5,182,000
		9,748,000
Beverages-Non-alcoholic—3.5%
PepsiCo, Inc.	100,000	6,295,000
Cable/Satellite TV—2.6%
Comcast Corp., Class A	200,000	4,690,000
Casino Hotels—2.6%
Las Vegas Sands Corp.†	100,000	4,695,000
Chemicals-Diversified—1.6%
Dow Chemical Co.	100,000	2,788,000
Computers—2.3%
Apple, Inc.†	10,000	4,047,800
Cruise Lines—3.3%
Royal Caribbean Cruises, Ltd.	200,000	5,944,000
Diversified Banking Institutions—5.8%
Bank of America Corp.	500,000	3,415,000
JPMorgan Chase & Co.	200,000	6,952,000
		10,367,000
Diversified Manufacturing Operations—3.8%
General Electric Co.	400,000	6,684,000
Electronic Components- Semiconductors—3.4%
Intel Corp.	250,000	6,135,000
Insurance-Life/Health—3.0%
Prudential Financial, Inc.	100,000	5,420,000
Medical Products—2.6%
Covidien PLC	100,000	4,704,000
Medical-Drugs—9.7%
Johnson & Johnson	100,000	6,439,000
Merck & Co., Inc.	150,000	5,175,000
Pfizer, Inc.	300,000	5,778,000
		17,392,000
Medical-HMO—4.0%
UnitedHealth Group, Inc.	150,000	7,198,500
Metal-Copper—2.3%
Freeport-McMoRan Copper & Gold, Inc.	100,000	4,026,000
Networking Products—2.1%
Cisco Systems, Inc.	200,000	3,706,000
Oil & Gas Drilling—2.8%
Ensco PLC ADR	100,000	4,966,000

Security Description	Shares/ Principal Amount	Value (Note 3)
Oil Companies-Integrated—6.9%
Chevron Corp.	50,000	$5,252,500
ConocoPhillips	100,000	6,965,000
		12,217,500
Oil-Field Services—2.1%
Halliburton Co.	100,000	3,736,000
Paper & Related Products—2.3%
International Paper Co.	150,000	4,155,000
Transport-Services—3.9%
United Parcel Service, Inc., Class B	100,000	7,024,000
Web Portals/ISP—3.3%
Google, Inc., Class A†	10,000	5,926,400
Total Common Stock (cost $156,461,266)		157,652,200
U.S. CORPORATE BONDS & NOTES—0.0%
Electric-Integrated—0.0%
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09†(1)(2)	$150,000	0
Independent Power Producers—0.0%
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(2)	175,000	0
Total U.S. Corporate Bonds & Notes (cost $0)		0
FOREIGN CORPORATE BONDS & NOTES—0.0%
Printing-Commercial—0.0%
Quebecor World Capital Corp. Escrow Notes 6.50% due 08/01/27†(1)(2) (cost $0)	30,000	0
Total Long-Term Investment Securities (cost $156,461,266)		157,652,200
REPURCHASE AGREEMENT—12.2%
State Street Bank and Trust Co. Joint Repurchase Agreement(3) (cost $21,767,000)	21,767,000	21,767,000
TOTAL INVESTMENTS (cost $178,228,266)(4)	100.5%	179,419,200
Liabilities in excess of other assets	(0.5)	(821,512)
NET ASSETS	100.0%	$178,597,688

†  Non-income producing security

(1) Illiquid security. At October 31, 2011, the aggregate value of these securities was $0 representing 0% of net assets.

(2) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.

(3) See Note 3 for details of Joint Repurchase Agreement.

(4) See Note 7 for cost of investments on a tax basis.

ADR — American Depository Receipt

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Super Regional	$9,748,000	$—	$—	$9,748,000
Diversified Banking Institutions	10,367,000	—	—	10,367,000
Medical-Drugs	17,392,000	—	—	17,392,000
Oil Companies-Integrated	12,217,500	—	—	12,217,500
Other Industries*	107,927,700	—	—	107,927,700
U.S. Corporate Bonds & Notes	—	—	0	0
Foreign Corporate Bonds & Notes	—	—	0	0
Repurchase Agreement	—	21,767,000	—	21,767,000
Total	$157,652,200	$21,767,000	$0	$179,419,200

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	U.S. Corporate Bonds & Notes	Foreign Corporate Bonds & Notes
Balance as of 10/31/2010	$0	$0
Accrued discounts / premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—
Balance as of 10/31/2011	$0	$0

See Notes to Financial Statements

Focused Technology Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	12.5%
Semiconductor Components-Integrated Circuits	10.0
Networking Products	9.0
Computers-Memory Devices	9.0
Web Portals/ISP	7.6
Computer Services	6.9
E-Commerce/Products	6.2
Applications Software	5.9
Computers	5.6
Enterprise Software/Service	4.7
Repurchase Agreement	4.6
Telecom Equipment-Fiber Optics	4.2
Internet Infrastructure Software	3.4
Transactional Software	3.0
Semiconductor Equipment	2.0
Computer Aided Design	1.2
Human Resources	1.1
Software Tools	0.9
Wireless Equipment	0.8
E-Commerce/Services	0.7
Retail-Consumer Electronics	0.5
99.8%

* Calculated as a percentage of net assets

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—95.2%
Applications Software—5.9%
Check Point Software Technologies, Ltd.†	5,400	$311,202
Microsoft Corp.	44,000	1,171,720
Salesforce.com, Inc.†	1,400	186,438
		1,669,360
Computer Aided Design—1.2%
Autodesk, Inc.†	9,700	335,620
Computer Services—6.9%
Accenture PLC, Class A	5,200	313,352
Cognizant Technology Solutions Corp., Class A†	16,800	1,222,200
International Business Machines Corp.	2,200	406,186
		1,941,738
Computers—5.6%
Apple, Inc.†	3,579	1,448,708
Hewlett-Packard Co.	5,333	141,911
		1,590,619
Computers-Memory Devices—9.0%
EMC Corp.†	56,063	1,374,104
NetApp, Inc.†	20,700	847,872
SanDisk Corp.†	6,100	309,087
		2,531,063
E-Commerce/Products—6.2%
Amazon.com, Inc.†	1,400	298,914
eBay, Inc.†	20,900	665,247
MercadoLibre, Inc.	7,300	475,960
Shutterfly, Inc.†	7,300	304,191
		1,744,312
E-Commerce/Services—0.7%
OpenTable, Inc.†	4,400	192,984
Electronic Components- Semiconductors—12.5%
Avago Technologies, Ltd.	4,200	141,834
Broadcom Corp., Class A	27,534	993,702
Cree, Inc.†	18,700	498,168
Intel Corp.	19,636	481,867
Micron Technology, Inc.†	47,400	264,966
Skyworks Solutions, Inc.†	35,800	709,198
Texas Instruments, Inc.	13,600	417,928
		3,507,663
Enterprise Software/Service—4.7%
Ariba, Inc.†	8,600	272,448
Oracle Corp.	15,300	501,381
Taleo Corp., Class A†	16,600	537,840
		1,311,669
Human Resources—1.1%
Monster Worldwide, Inc.†	34,900	322,127

Security Description	Shares/ Principal Amount	Value (Note 3)
Internet Infrastructure Software—3.4%
Akamai Technologies, Inc.†	11,700	$315,198
F5 Networks, Inc.†	6,219	646,465
		961,663
Networking Products—9.0%
Acme Packet, Inc.†	15,600	564,876
Cisco Systems, Inc.	73,700	1,365,661
Netgear, Inc.†	17,300	613,458
		2,543,995
Retail-Consumer Electronics—0.5%
Best Buy Co., Inc.	5,200	136,396
Semiconductor Components- Integrated Circuits—10.0%
Atmel Corp.†	58,700	619,872
Cypress Semiconductor Corp.†	23,000	439,530
Marvell Technology Group, Ltd.†	38,437	537,734
QUALCOMM, Inc.	23,805	1,228,338
		2,825,474
Semiconductor Equipment—2.0%
Lam Research Corp.†	13,000	558,870
Software Tools—0.9%
VMware, Inc., Class A†	2,600	254,150
Telecom Equipment-Fiber Optics—4.2%
Corning, Inc.	42,500	607,325
Finisar Corp.†	27,800	569,622
		1,176,947
Transactional Software—3.0%
VeriFone Systems, Inc.†	20,000	844,200
Web Portals/ISP—7.6%
Baidu, Inc. ADR†	4,600	644,828
Google, Inc., Class A†	2,325	1,377,888
Yahoo!, Inc.†	8,000	125,120
		2,147,836
Wireless Equipment—0.8%
Aruba Networks, Inc.†	8,900	210,841
Total Long-Term Investment Securities (cost $25,956,308)		26,807,527
REPURCHASE AGREEMENT—4.6%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $1,296,000)	$1,296,000	1,296,000
TOTAL INVESTMENTS (cost $27,252,308)(2)	99.8%	28,103,527
Other assets less liabilities	0.2	58,782
NET ASSETS	100.0%	$28,162,309

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

ADR — American Depository Receipt

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Applications Software	$1,669,360	$—	$—	$1,669,360
Computer Services	1,941,738	—	—	1,941,738
Computers	1,590,619	—	—	1,590,619
Computers-Memory Devices	2,531,063	—	—	2,531,063
E-Commerce/Products	1,744,312	—	—	1,744,312
Electronic Components-Semiconductors	3,507,663	—	—	3,507,663
Networking Products	2,543,995	—	—	2,543,995
Semiconductor Components-Integrated Circuits	2,825,474	—	—	2,825,474
Web Portals/ISP	2,147,836	—	—	2,147,836
Other Industries*	6,305,467	—	—	6,305,467
Repurchase Agreement	—	1,296,000	—	1,296,000
Total	$26,807,527	$1,296,000	$—	$28,103,527

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Medical-Drugs	16.3%
Tobacco	14.3
Aerospace/Defense	11.7
Telephone-Integrated	9.0
Commercial Services-Finance	4.0
Oil Companies-Integrated	3.8
Metal-Copper	3.7
Retail-Restaurants	3.6
Electronic Components-Semiconductors	3.6
Food-Misc.	3.4
Electronic Components-Misc.	3.4
Consumer Products-Misc.	3.3
Chemicals-Diversified	3.1
Data Processing/Management	3.1
Applications Software	3.0
Medical-Outpatient/Home Medical	2.8
Schools	1.5
Repurchase Agreement	1.5
Multimedia	1.3
96.4%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—94.9%
Aerospace/Defense—11.7%
General Dynamics Corp.	460,250	$29,543,448
Lockheed Martin Corp.	442,575	33,591,442
Northrop Grumman Corp.	487,989	28,181,365
Raytheon Co.	662,444	29,273,400
		120,589,655
Applications Software—3.0%
Microsoft Corp.	1,172,802	31,231,717
Chemicals-Diversified—3.1%
E.I. du Pont de Nemours & Co.	658,270	31,643,039
Commercial Services-Finance—4.0%
H&R Block, Inc.	2,705,743	41,370,811
Consumer Products-Misc.—3.3%
Clorox Co.	511,760	34,257,214
Data Processing/Management—3.1%
Broadridge Financial Solutions, Inc.	1,416,972	31,527,627
Electronic Components-Misc.—3.4%
Garmin, Ltd.	999,132	34,360,150
Electronic Components- Semiconductors—3.6%
Intel Corp.	1,518,358	37,260,505
Food-Misc.—3.4%
Kraft Foods, Inc., Class A	1,000,914	35,212,155
Medical-Drugs—16.3%
Bristol-Myers Squibb Co.	1,186,624	37,485,452
Eli Lilly & Co.	890,256	33,081,913
Johnson & Johnson	491,592	31,653,609
Merck & Co., Inc.	868,638	29,968,011
Pfizer, Inc.	1,831,912	35,282,625
		167,471,610
Medical-Outpatient/Home Medical—2.8%
Lincare Holdings, Inc.	1,217,678	28,676,317

Security Description	Shares/ Principal Amount	Value (Note 3)
Metal-Copper—3.7%
Southern Copper Corp.	1,246,353	$38,238,110
Multimedia—1.3%
Meredith Corp.	475,068	12,746,074
Oil Companies-Integrated—3.8%
Chevron Corp.	374,186	39,308,239
Retail-Restaurants—3.6%
McDonald's Corp.	402,283	37,351,977
Schools—1.5%
Strayer Education, Inc.	183,954	15,674,720
Telephone-Integrated—9.0%
AT&T, Inc.	1,081,746	31,705,975
CenturyLink, Inc.	739,211	26,064,580
Verizon Communications, Inc.	949,992	35,130,704
		92,901,259
Tobacco—14.3%
Altria Group, Inc.	1,217,940	33,554,247
Lorillard, Inc.	358,087	39,625,908
Philip Morris International, Inc.	523,614	36,584,910
Reynolds American, Inc.	957,925	37,052,539
		146,817,604
Total Long-Term Investment Securities (cost $922,516,030)		976,638,783
REPURCHASE AGREEMENT—1.5%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $15,179,000)	$15,179,000	15,179,000
TOTAL INVESTMENTS (cost $937,695,030)(2)	96.4%	991,817,783
Other assets less liabilities	3.6	37,106,120
NET ASSETS	100.0%	$1,028,923,903

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Aerospace/Defense	$120,589,655	$—	$—	$120,589,655
Medical-Drugs	167,471,610	—	—	167,471,610
Telephone-Integrated	92,901,259	—	—	92,901,259
Tobacco	146,817,604	—	—	146,817,604
Other Industries*	448,858,655	—	—	448,858,655
Repurchase Agreement	—	15,179,000	—	15,179,000
Total	$976,638,783	$15,179,000	$—	$991,817,783

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

Focused StarALPHA Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Electronic Components-Misc.	7.1%
Transport-Marine	7.0
Medical-Biomedical/Gene	5.6
Medical-Drugs	5.2
Web Portals/ISP	5.0
Telecom Services	4.4
E-Commerce/Products	4.3
Building & Construction-Misc.	4.1
Recreational Centers	4.0
Applications Software	3.4
Internet Telephone	3.0
Finance-Consumer Loans	2.9
Commercial Services-Finance	2.9
Medical-Wholesale Drug Distribution	2.9
Oil Refining & Marketing	2.9
Food-Retail	2.8
Finance-Credit Card	2.7
Oil Companies-Integrated	2.6
Apparel Manufacturers	2.5
Tobacco	2.5
Beverages-Non-alcoholic	2.3
Data Processing/Management	2.2
Cable/Satellite TV	2.2
Retail-Misc./Diversified	2.1
Investment Management/Advisor Services	2.0
Gold Mining	1.7
Real Estate Operations & Development	1.7
Retail-Office Supplies	1.2
Auto/Truck Parts & Equipment-Original	1.2
Finance-Other Services	1.1
Broadcast Services/Program	1.0
Diversified Operations	0.8
Motion Pictures & Services	0.8
Footwear & Related Apparel	0.5
Retail-Automobile	0.4
Repurchase Agreement	0.3
99.3%

* Calculated as a percentage of net assets

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—99.0%
Apparel Manufacturers—2.5%
Jones Group, Inc.	44,608	$498,271
Applications Software—3.4%
Microsoft Corp.	25,500	679,065
Auto/Truck Parts & Equipment- Original—1.2%
Icahn Enterprises LP	5,221	229,359
Beverages-Non-alcoholic—2.3%
Primo Water Corp.†	73,427	446,436
Broadcast Services/Program—1.0%
Liberty Media Corp.-Liberty Starz, Series A†	2,990	204,217
Building & Construction-Misc.—4.1%
MasTec, Inc.†	37,108	802,275
Cable/Satellite TV—2.2%
DISH Network Corp., Class A†	18,000	435,060
Commercial Services-Finance—2.9%
Western Union Co.	33,000	576,510
Data Processing/Management—2.2%
Fiserv, Inc.†	7,424	437,051
Diversified Operations—0.8%
Leucadia National Corp.	5,950	159,639
E-Commerce/Products—4.3%
Amazon.com, Inc.†	3,994	852,759
Electronic Components-Misc.—7.1%
Zagg, Inc.†	103,217	1,392,397
Finance-Consumer Loans—2.9%
Portfolio Recovery Associates, Inc.†	8,230	577,252
Finance-Credit Card—2.7%
Discover Financial Services	23,000	541,880
Finance-Other Services—1.1%
CBOE Holdings, Inc.	8,270	216,095
Food-Retail—2.8%
Kroger Co.	24,000	556,320
Footwear & Related Apparel—0.5%
Deckers Outdoor Corp.†	782	90,118
Gold Mining—1.7%
Franco-Nevada Corp.	5,110	203,174
US Gold Corp.†	30,175	136,994
		340,168
Internet Telephone—3.0%
BroadSoft, Inc.†	16,600	597,600
Investment Management/Advisor Services—2.0%
Value Partners Group, Ltd.(1)	183,000	103,153
WisdomTree Investments, Inc.†	39,470	294,446
		397,599
Medical-Biomedical/Gene—5.6%
Gilead Sciences, Inc.†	26,735	1,113,780

Security Description	Shares	Value (Note 3)
Medical-Drugs—5.2%
Bristol-Myers Squibb Co.	16,000	$505,440
Eli Lilly & Co.	14,000	520,240
		1,025,680
Medical-Wholesale Drug Distribution—2.9%
Cardinal Health, Inc.	13,000	575,510
Motion Pictures & Services—0.8%
DreamWorks Animation SKG, Inc., Class A†	8,240	152,852
Oil Companies-Integrated—2.6%
Marathon Oil Corp.	20,000	520,600
Oil Refining & Marketing—2.9%
Valero Energy Corp.	23,000	565,800
Real Estate Operations & Development—1.7%
Brookfield Asset Management, Inc., Class A	6,500	188,500
Howard Hughes Corp.†	2,960	142,021
		330,521
Recreational Centers—4.0%
Life Time Fitness, Inc.†	18,400	793,592
Retail-Automobile—0.4%
Penske Automotive Group, Inc.	4,200	85,638
Retail-Misc./Diversified—2.1%
SuperGroup PLC†(1)	40,780	407,659
Retail-Office Supplies—1.2%
OfficeMax, Inc.†	45,850	234,752
Telecom Services—4.4%
Vonage Holdings Corp.†	256,345	858,756
Tobacco—2.5%
Philip Morris International, Inc.	7,000	489,090
Transport-Marine—7.0%
Golar LNG, Ltd.	34,067	1,377,329
Web Portals/ISP—5.0%
Google, Inc., Class A†	1,660	983,782
Total Long-Term Investment Securities (cost $19,447,572)		19,545,412

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

Security Description	Principal Amount	Value (Note 3)
REPURCHASE AGREEMENT—0.3%
State Street Bank and Trust Co. Joint Repurchase Agreement(2) (cost $65,000)	$65,000	$65,000
TOTAL INVESTMENTS (cost $19,512,572)(3)	99.3%	19,610,412
Other assets less liabilities	0.7	136,380
NET ASSETS	100.0%	$19,746,792

†  Non-income producing security

(1)  Security was valued using fair value procedures at October 31, 2011. The aggregate value of these securities was $510,812 representing 2.6% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity securities.

(2)  See Note 3 for details of Joint Repurchase Agreement.

(3)  See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs		Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Electronic Components-Misc.	$1,392,397	$—		$—	$1,392,397
Medical-Biomedical/Gene	1,113,780	—		—	1,113,780
Medical-Drugs	1,025,680	—		—	1,025,680
Transport-Marine	1,377,329	—		—	1,377,329
Web Portals/ISP	983,782	—		—	983,782
Other Industries*	13,141,632	510,812	#	—	13,652,444
Repurchase Agreement	—	65,000		—	65,000
Total	$19,034,600	$575,812		$—	$19,610,412

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

#  Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these securities were classified as Level 2 instead of Level 1. The aggregate value of these securities was $510,812 representing 2.6% of net assets. See Note 3.

See Notes to Financial Statements

SunAmerica Strategic Value Portfolio

PORTFOLIO PROFILE — October 31, 2011 — (unaudited)

Industry Allocation*
Medical-Drugs	10.2%
Oil Companies-Integrated	8.1
Oil Companies-Exploration & Production	6.1
Multimedia	5.8
Telephone-Integrated	4.7
Diversified Banking Institutions	4.3
Medical-HMO	3.4
Electric-Integrated	2.9
Medical-Biomedical/Gene	2.8
Finance-Other Services	2.5
Investment Management/Advisor Services	2.5
Aerospace/Defense	2.5
Cosmetics & Toiletries	2.3
Food-Confectionery	2.1
Applications Software	2.0
Insurance-Property/Casualty	1.9
Food-Misc.	1.9
Engineering/R&D Services	1.9
Beverages-Non-alcoholic	1.9
Electronic Components-Semiconductors	1.8
Banks-Super Regional	1.7
Apparel Manufacturers	1.6
Cable/Satellite TV	1.6
Insurance-Life/Health	1.5
Diversified Manufacturing Operations	1.5
Tobacco	1.5
Real Estate Operations & Development	1.2
Retail-Discount	1.1
Television	1.0
Transport-Rail	1.0
Electric-Generation	1.0
Retail-Regional Department Stores	1.0
Instruments-Controls	0.8
Oil Field Machinery & Equipment	0.8
Chemicals-Specialty	0.8
Retail-Drug Store	0.8
Printing-Commercial	0.8
Wireless Equipment	0.7
Insurance-Multi-line	0.7
Insurance Brokers	0.7
Chemicals-Diversified	0.6
Containers-Paper/Plastic	0.6
Semiconductor Equipment	0.5
Auto/Truck Parts & Equipment-Original	0.5
Paper & Related Products	0.5
Commercial Services-Finance	0.5
Oil-Field Services	0.5
Transport-Marine	0.5
Containers-Metal/Glass	0.5
Steel-Producers	0.4
Transport-Air Freight	0.3
Coal	0.2
Electronic Components-Misc.	0.2
Shipbuilding	0.1
99.3%

* Calculated as a percentage of net assets

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011

Security Description	Shares	Value (Note 3)
COMMON STOCK—99.3%
Aerospace/Defense—2.5%
Boeing Co.	16,304	$1,072,640
General Dynamics Corp.	16,121	1,034,807
Northrop Grumman Corp.	15,985	923,134
Raytheon Co.	14,980	661,966
		3,692,547
Apparel Manufacturers—1.6%
VF Corp.	17,568	2,428,249
Applications Software—2.0%
Microsoft Corp.	109,931	2,927,463
Auto/Truck Parts & Equipment-Original—0.5%
Autoliv, Inc.	13,883	802,021
Banks-Super Regional—1.7%
Wells Fargo & Co.	97,478	2,525,655
Beverages-Non-alcoholic—1.9%
Coca-Cola Co.	24,865	1,698,777
Coca-Cola Enterprises, Inc.	40,057	1,074,329
		2,773,106
Cable/Satellite TV—1.6%
Comcast Corp., Class A	65,350	1,532,457
Time Warner Cable, Inc.	14,030	893,571
		2,426,028
Chemicals-Diversified—0.6%
E.I. du Pont de Nemours & Co.	17,994	864,972
Chemicals-Specialty—0.8%
Eastman Chemical Co.	22,050	866,344
Ferro Corp.†	46,834	303,016
		1,169,360
Coal—0.2%
James River Coal Co.†	33,456	346,270
Commercial Services-Finance—0.5%
Equifax, Inc.	21,675	761,876
Containers-Metal/Glass—0.5%
Owens-Illinois, Inc.†	34,605	694,868
Containers-Paper/Plastic—0.6%
Sealed Air Corp.	48,495	863,211
Cosmetics & Toiletries—2.3%
Procter & Gamble Co.	54,541	3,490,079
Diversified Banking Institutions—4.3%
Bank of America Corp.	257,730	1,760,296
Citigroup, Inc.	70,908	2,239,984
JPMorgan Chase & Co.	69,841	2,427,673
		6,427,953
Diversified Manufacturing Operations—1.5%
General Electric Co.	135,453	2,263,420
Electric-Generation—1.0%
AES Corp.†	127,923	1,435,296

Security Description	Shares	Value (Note 3)
Electric-Integrated—2.9%
Ameren Corp.	57,417	$1,830,454
Constellation Energy Group, Inc.	21,792	865,143
Exelon Corp.	38,467	1,707,550
		4,403,147
Electronic Components-Misc.—0.2%
Vishay Intertechnology, Inc.†	31,820	342,065
Electronic Components- Semiconductors—1.8%
Advanced Micro Devices, Inc.†	82,346	480,077
Intel Corp.	90,863	2,229,778
		2,709,855
Engineering/R&D Services—1.9%
EMCOR Group, Inc.	74,318	1,863,152
McDermott International, Inc.†	32,812	360,276
URS Corp.†	15,693	560,240
		2,783,668
Finance-Other Services—2.5%
CME Group, Inc.	6,608	1,820,900
NASDAQ OMX Group, Inc.†	54,416	1,363,121
NYSE Euronext	22,709	603,378
		3,787,399
Food-Confectionery—2.1%
Hershey Co.	24,150	1,382,104
J.M. Smucker Co.	23,047	1,775,080
		3,157,184
Food-Misc.—1.9%
B&G Foods, Inc.	72,163	1,531,299
Campbell Soup Co.	38,901	1,293,458
		2,824,757
Instruments-Controls—0.8%
Watts Water Technologies, Inc., Class A	39,150	1,232,834
Insurance Brokers—0.7%
Erie Indemnity Co., Class A	12,453	983,164
Insurance-Life/Health—1.5%
CNO Financial Group, Inc.†	139,266	870,412
Lincoln National Corp.	48,134	916,953
Symetra Financial Corp.	56,478	523,551
		2,310,916
Insurance-Multi-line—0.7%
Hartford Financial Services Group, Inc.	55,379	1,066,046
Insurance-Property/Casualty—1.9%
Mercury General Corp.	48,048	2,080,478
Selective Insurance Group, Inc.	47,992	769,312
		2,849,790

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

Security Description	Shares	Value (Note 3)
Investment Management/Advisor Services—2.5%
Federated Investors, Inc., Class B	49,453	$966,312
Janus Capital Group, Inc.	77,914	511,116
Legg Mason, Inc.	52,097	1,432,667
National Financial Partners Corp.†	58,466	799,230
		3,709,325
Medical-Biomedical/Gene—2.8%
Amgen, Inc.	73,879	4,231,050
Medical-Drugs—10.2%
Bristol-Myers Squibb Co.	152,229	4,808,914
Eli Lilly & Co.	78,312	2,910,074
Johnson & Johnson	116,021	7,470,592
		15,189,580
Medical-HMO—3.4%
AMERIGROUP Corp.†	12,408	690,257
Coventry Health Care, Inc.†	28,078	893,161
Molina Healthcare, Inc.†	34,482	730,329
UnitedHealth Group, Inc.	32,895	1,578,631
WellPoint, Inc.	16,241	1,119,005
		5,011,383
Multimedia—5.8%
News Corp., Class A	94,037	1,647,528
Time Warner, Inc.	106,708	3,733,713
Viacom, Inc., Class B	28,994	1,271,387
Walt Disney Co.	57,485	2,005,077
		8,657,705
Oil Companies-Exploration & Production—6.1%
Anadarko Petroleum Corp.	12,107	950,400
Apache Corp.	14,099	1,404,683
Chesapeake Energy Corp.	23,285	654,774
Devon Energy Corp.	19,309	1,254,120
Encana Corp.	101,692	2,206,716
Forest Oil Corp.†	21,876	255,074
Lone Pine Resources, Inc.†	13,398	100,887
Occidental Petroleum Corp.	11,713	1,088,606
Petroquest Energy, Inc.†	96,949	706,758
Quicksilver Resources, Inc.†	57,547	443,112
		9,065,130
Oil Companies-Integrated—8.1%
Cenovus Energy, Inc.	102,879	3,518,462
Chevron Corp.	52,209	5,484,555
ConocoPhillips	30,888	2,151,349
Hess Corp.	15,505	969,993
		12,124,359
Oil Field Machinery & Equipment—0.8%
National Oilwell Varco, Inc.	16,599	1,184,007
Oil-Field Services—0.5%
Tesco Corp.†	47,753	738,739
Paper & Related Products—0.5%
Domtar Corp.	9,352	766,022

Security Description	Shares	Value (Note 3)
Printing-Commercial—0.8%
Deluxe Corp.	47,834	$1,129,839
Real Estate Operations & Development—1.2%
Brookfield Asset Management, Inc., Class A	62,808	1,821,432
Retail-Discount—1.1%
Wal-Mart Stores, Inc.	29,145	1,653,104
Retail-Drug Store—0.8%
CVS Caremark Corp.	31,936	1,159,277
Retail-Regional Department Stores—1.0%
Macy's, Inc.	46,738	1,426,911
Semiconductor Equipment—0.5%
KLA-Tencor Corp.	17,251	812,350
Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.†	2,665	78,618
Steel-Producers—0.4%
Schnitzer Steel Industries, Inc., Class A	14,046	657,353
Telephone-Integrated—4.7%
AT&T, Inc.	94,612	2,773,078
CenturyLink, Inc.	36,062	1,271,546
Verizon Communications, Inc.	80,807	2,988,243
		7,032,867
Television—1.0%
CBS Corp., Class B	57,600	1,486,656
Tobacco—1.5%
Altria Group, Inc.	41,821	1,152,168
Reynolds American, Inc.	28,669	1,108,917
		2,261,085
Transport-Air Freight—0.3%
Atlas Air Worldwide Holdings, Inc.†	10,511	404,884
Transport-Marine—0.5%
Excel Maritime Carriers, Ltd.†	247,521	702,960
Transport-Rail—1.0%
Union Pacific Corp.	14,576	1,451,332
Wireless Equipment—0.7%
Motorola Solutions, Inc.	24,033	1,127,388
Total Long-Term Investment Securities (cost $158,280,582)		148,226,555
TOTAL INVESTMENTS (cost $158,280,582) (1)	99.3%	148,226,555
Other assets less liabilities	0.7	1,078,613
NET ASSETS	100.0%	$149,305,168

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

SunAmerica Strategic Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2011 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2011 (see Note 3):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$15,189,580	$—	$—	$15,189,580
Multimedia	8,657,705	—	—	8,657,705
Oil Companies-Exploration & Production	9,065,130	—	—	9,065,130
Oil Companies-Integrated	12,124,359	—	—	12,124,359
Other Industries*	103,189,781	—	—	103,189,781
Total	$148,226,555	$—	$—	$148,226,555

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2011

Note 1.  Organization

SunAmerica Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). The Fund currently consists of eleven separate investment series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective or strategy. Each Portfolio is managed by a single adviser, except for the Focused StarALPHA Portfolio. With respect to the Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds (collectively, the "Underlying Funds").

Effective March 1, 2011, the name of the Fund was changed from SunAmerica Focused Series, Inc. to SunAmerica Series, Inc., and the Focused Value Portfolio changed its name to the SunAmerica Strategic Value Portfolio.

The investment goals and principal investment techniques for each of the Portfolios are as follows:

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, (ii) the SunAmerica Alternative Strategies Fund and (iii) SunAmerica Global Trends Fund.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, (ii) the SunAmerica Alternative Strategies Fund and (iii) SunAmerica Global Trends Fund.

Focused Large-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities of large-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Growth Portfolio seeks long-term growth of capital through active trading of equity securities of companies of any market capitalization that offer the potential for long-term growth of capital.

Focused Small-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Small-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Adviser believes have elements of growth and value, issued by large-cap companies that offer the potential for long-term growth of capital, including those that offer the potential for a reasonable level of current income.

Focused Technology Portfolio seeks long-term growth of capital through active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in such securities.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Focused StarALPHA Portfolio seeks total return through active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

SunAmerica Strategic Value Portfolio seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

The Asset Allocation Strategy Portfolios: Focused Multi-Asset Strategy and Focused Balanced Strategy ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.sunamericafunds.com.

The Strategy Portfolios, Focused Dividend Strategy Portfolio, Focused Growth and Income Portfolio, Focused StarALPHA Portfolio, and SunAmerica Strategic Value Portfolio are diversified. The remaining Portfolios are non-diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class Z shares—  Offered at net asset value per share exclusively for sale to SunAmerica affiliated companies' retirement plans.
Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution or account maintenance fee payments applicable to Class I or Class Z. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments (see Note 4).

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Fund Mergers

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Blue-Chip Growth Fund, and the SunAmerica Disciplined Growth Fund, each a series of the SunAmerica Equity Funds, were transferred in a tax-free exchange to the Focused Large-Cap Growth Portfolio, in exchange for shares of the Focused Large-Cap Growth Portfolio. The reorganizations were consummated on December 7, 2009. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Class A, Class B, Class C, and Class I shares of the SunAmerica Blue-Chip Growth Fund were exchanged tax-free for Class A, Class B, Class C, and Class Z shares of Focused Large-Cap Growth Portfolio at an exchange ratio of 0.94 to 1, 0.88 to 1, 0.87 to 1, and 0.91 to 1, respectively. Shares of the Focused Large-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica Blue-Chip Growth Fund were 2,698,364 with a value of $42,719,280. The assets in the investment portfolio of the SunAmerica Blue-Chip Growth Fund with a value of $42,754,444 and identified cost of $38,695,048 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the SunAmerica Disciplined Growth Fund were exchanged tax-free for Class A, Class B, and Class C shares of Focused Large-Cap Growth Portfolio at an exchange ratio of 0.69 to 1, 0.70 to 1, and 0.70 to 1, respectively. Shares of the Focused Large-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica Disciplined Growth Fund were 1,529,809 with a value of $23,710,672. The assets in the investment portfolio of the SunAmerica Disciplined Growth Fund with a value of $23,715,332 and identified cost of $19,281,400 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
SunAmerica Blue-Chip Growth Fund				$4,059,396
Class A	2,337,162	$35,107,197	$15.02
Class B	375,426	4,889,870	13.02
Class C	182,480	2,353,096	12.90
Class I	24,031	369,117	15.36
SunAmerica Disciplined Growth Fund				$4,433,932
Class A	1,192,664	$13,228,068	$11.09
Class B	150,649	1,573,990	10.45
Class C	851,687	8,908,614	10.46
Acquiring Fund
Focused Large-Cap Growth Portfolio				$34,793,507
Class A	13,244,905	$212,420,633	$16.04
Class B	2,571,881	38,190,220	14.85
Class C	6,327,565	94,105,675	14.87
Class Z	4,194,386	70,941,908	16.91
Post Reorganization
Focused Large-Cap Growth Portfolio				$43,286,835
Class A	16,258,722	$260,755,898	$16.04
Class B	3,007,185	44,654,080	14.85
Class C	7,084,794	105,367,385	14.87
Class Z	4,216,209	71,311,025	16.91

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Assuming the reorganizations had been completed on November 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$(2,117,425)
Net realized/unrealized gains (losses)	52,167,441
Change in net assets resulting from operations	$50,050,016

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the target funds that have been included in the Statement of Operations since December 7, 2009.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Growth Opportunities Fund and SunAmerica New Century Fund, each a series of the SunAmerica Equity Funds, and the Focused Mid-Cap Growth Portfolio, a series of the Fund, were transferred in a tax-free exchange to the Focused Small-Cap Growth Portfolio, in exchange for shares of the Focused Small-Cap Growth Portfolio. The reorganizations were consummated on December 7, 2009. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, Class C, and Class I shares of the SunAmerica Growth Opportunities Fund were exchanged tax-free for Class A, Class B, Class C, and Class I shares of Focused Small-Cap Growth Portfolio at an exchange ratio of 1.25 to 1, 1.21 to 1, 1.22 to 1, and 1.26 to 1, respectively. Shares of the Focused Small-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica Growth Opportunities Fund were 2,667,329 with a value of $31,013,948. The assets in the investment portfolio of the SunAmerica Growth Opportunities Fund with a value of $31,094,875 and identified cost of $29,921,840 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the SunAmerica New Century Fund were exchanged tax-free for Class A, Class B, and Class C shares of Focused Small-Cap Growth Portfolio at an exchange ratio of 0.99 to 1, 0.96 to 1, and 0.97 to 1, respectively. Shares of the Focused Small-Cap Growth Portfolio issued in connection with the acquisition of the SunAmerica New Century Fund were 3,163,448 with a value of $37,337,915. The assets in the investment portfolio of the SunAmerica New Century Fund with a value of $37,405,738 and identified cost of $36,184,864 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the Focused Mid-Cap Growth Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Small-Cap Growth Portfolio at an exchange ratio of 0.83 to 1, 0.90 to 1, and 0.91 to 1, respectively. Shares of the Focused Small-Cap Growth Portfolio issued in connection with the acquisition of the Focused Mid-Cap Growth Portfolio were 3,230,185 with a value of $38,383,360. The assets in the investment portfolio of the Focused Mid-Cap Growth Portfolio with a value of $38,410,545 and identified cost of $32,926,072 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
SunAmerica Growth Opportunities Fund				$1,173,035
Class A	1,583,734	$23,638,848	$14.93
Class B	318,114	4,114,487	12.93
Class C	248,191	3,199,051	12.89
Class I.	4,006	61,562	15.37
SunAmerica New Century Fund				$1,220,874
Class A	2,776,016	$33,065,649	$11.91
Class B	245,465	2,496,574	10.17
Class C	172,134	1,775,692	10.32
Focused Mid-Cap Growth Portfolio				$5,484,473
Class A	3,634,138	$36,082,051	$9.93
Class B	70,940	682,749	9.62
Class C	167,806	1,618,560	9.65
Acquiring Fund
Focused Small-Cap Growth Portfolio				$17,004,808
Class A	7,678,085	$91,934,355	$11.97
Class B	1,011,933	10,774,430	10.65
Class C	2,031,856	21,550,144	10.61
Class I	114,357	1,399,595	12.24
Post Reorganization
Focused Small-Cap Growth Portfolio				$24,883,190
Class A	15,427,332	$184,720,903	$11.97
Class B	1,696,965	18,068,240	10.65
Class C	2,653,509	28,143,447	10.61
Class I	119,387	1,461,157	12.24

Assuming the reorganizations had been completed on November 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$(2,450,035)
Net realized/unrealized gains (losses)	30,256,709
Change in net assets resulting from operations	$27,806,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the target funds that have been included in the Statement of Operations since December 7, 2009.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Balanced Assets Fund and the SunAmerica Growth and Income Fund, each a series of the SunAmerica Equity Funds, were transferred in a tax-free exchange to the Focused Growth and Income Portfolio, in exchange for shares of the Focused Growth and Income Portfolio. The reorganizations were consummated on January 25, 2010. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, Class C and Class I shares of the SunAmerica Balanced Assets Fund were exchanged tax-free for Class A, Class B, Class C, and Class I shares of Focused Growth and Income Portfolio at an exchange ratio of 1.01 to 1, 1.10 to 1, 1.10 to 1, and 1.01 to 1, respectively. Shares of the Focused Growth and Income Portfolio issued in connection with the acquisition of the SunAmerica Balanced Assets Fund were 7,104,120 with a value of $87,767,192. The assets in the investment portfolio

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

of the SunAmerica Balanced Assets Fund with a value of $87,828,135 and identified cost of $84,382,872 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, Class C and Class I shares of the SunAmerica Growth and Income Fund were exchanged tax-free for Class A, Class B, Class C and Class I shares of Focused Growth and Income Portfolio at an exchange ratio of 0.87 to 1, 0.89 to 1, 0.89 to 1 and 0.87 to 1, respectively. Shares of the Focused Growth and Income Portfolio issued in connection with the acquisition of the SunAmerica Growth and Income Fund were 4,137,239 with a value of $50,453,578. The assets in the investment portfolio of the SunAmerica Growth and Income Fund with a value of $50,559,108 and identified cost of $47,970,619 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
SunAmerica Balanced Assets Fund				$3,445,263
Class A	5,867,251	$73,999,494	$12.61
Class B	464,572	5,850,315	12.59
Class C	593,181	7,482,112	12.61
Class I	34,480	435,271	12.62
SunAmerica Growth and Income Fund				$2,588,489
Class A	3,268,665	$35,424,283	$10.84
Class B	468,642	4,787,737	10.22
Class C	995,115	10,115,687	10.17
Class I	11,570	125,871	10.88
Acquiring Fund
Focused Growth and Income Portfolio				$2,700,287
Class A	5,768,652	$72,268,037	$12.53
Class B	1,348,471	15,467,615	11.47
Class C	3,041,957	34,882,899	11.47
Post Reorganization
Focused Growth and Income Portfolio				$8,734,039
Class A	14,503,192	$181,691,814	$12.53
Class B	2,275,897	26,105,667	11.47
Class C	4,576,558	52,480,698	11.47
Class I	44,792	561,142	12.53

Assuming the reorganizations had been completed on November 1, 2009, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2010, are as follows:

Net investment income (loss)	$680,429
Net realized/unrealized gains (losses)	22,198,458
Change in net assets resulting from operations	$22,878,887

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the target funds that have been included in the Statement of Operations since January 25, 2010.

Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Equity Strategy Portfolio, a series of the Fund, were transferred in a tax-free exchange to the Focused Multi-Asset Strategy Portfolio, in exchange for shares of the Focused Multi-Asset Strategy Portfolio. The reorganization was consummated on August, 15, 2011. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below. Class A, Class B, Class C, and Class I shares of the Focused Equity Strategy Portfolio were exchanged tax-free for Class A, Class B, Class C, and Class I shares of Focused Multi-Asset Strategy Portfolio at an exchange ratio of 0.87 to 1, 0.87 to 1, 0.87 to 1, and 0.87 to 1, respectively. Shares of the Focused Multi-Asset Strategy Portfolio issued in connection with the acquisition of the Focused Equity Strategy Portfolio were 11,934,395 with a value of $160,935,478. The assets in the investment portfolio of the Focused Equity Strategy Portfolio with a value of $161,201,018 and identified cost of $157,451,520 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Focused Equity Strategy Portfolio				$3,749,498
Class A	5,785,067	$68,435,213	$11.83
Class B	2,444,950	28,560,948	11.68
Class C	5,417,144	63,370,352	11.70
Class I	48,209	568,965	11.80
Acquiring Fund
Focused Multi-Asset Strategy Portfolio				$16,744,635
Class A	10,075,884	$136,424,741	$13.54
Class B	5,023,714	67,465,534	13.43
Class C	10,881,216	146,362,084	13.45
Post Reorganization
Focused Multi-Asset Strategy Portfolio				$20,494,133
Class A	15,130,281	$204,859,954	$13.54
Class B	7,150,460	96,026,482	13.43
Class C	15,592,446	209,732,436	13.45
Class I	42,022	568,965	13.54

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2011, are as follows:

Net investment income (loss)	$5,109,215
Net realized/unrealized gains (losses)	17,005,631
Change in net assets resulting from operations	$22,114,846

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August, 15, 2011.

Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Fixed Income and Equity Strategy Portfolio and the SunAmerica Fixed Income Strategy Portfolio each a series of the Fund, were transferred in

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

a tax-free exchange to the Focused Balanced Strategy Portfolio, in exchange for shares of the Focused Balanced Strategy Portfolio. The reorganizations were consummated on August, 15, 2011. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

Class A, Class B, and Class C shares of the SunAmerica Fixed Income and Equity Strategy Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Balanced Strategy Portfolio at an exchange ratio of 0.92 to 1, 0.92 to 1, and 0.92 to 1, respectively. Shares of the Focused Balanced Strategy Portfolio issued in connection with the acquisition of the SunAmerica Fixed Income and Equity Strategy Portfolio were 1,867,129 with a value of $23,096,609. The assets in the investment portfolio of the SunAmerica Fixed Income and Equity Strategy Portfolio with a value of $23,303,093 and identified cost of $22,911,608 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class A, Class B, and Class C shares of the SunAmerica Fixed Income Strategy Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Balanced Strategy Portfolio at an exchange ratio of 0.96 to 1, 0.96 to 1, and 0.96 to 1, respectively. Shares of the Focused Balanced Strategy Portfolio issued in connection with the acquisition of the SunAmerica Fixed Income Strategy Portfolio were 1,051,002 with a value of $12,998,032. The assets in the investment portfolio of the SunAmerica Fixed Income Strategy Portfolio with a value of $13,413,393 and identified cost of $13,086,650 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganizations:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Funds
Focused Fixed Income and Equity Strategy Portfolio				$391,485
Class A	996,302	$11,298,544	$11.34
Class B	282,930	3,208,860	11.34
Class C	757,111	8,589,205	11.34
Focused Fixed Income Strategy Portfolio				$326,743
Class A	462,256	$5,497,701	$11.89
Class B	169,296	2,011,575	11.88
Class C	462,064	5,488,756	11.88
Acquiring Fund
Focused Balanced Strategy Portfolio				$7,079,783
Class A	5,862,567	$72,653,166	$12.39
Class B	2,483,365	30,595,712	12.32
Class C	5,356,879	66,206,924	12.36
Class I	64,287	797,937	12.41
Post Reorganization
Focused Balanced Strategy Portfolio				$7,798,011
Class A	7,217,903	$89,449,411	$12.39
Class B	2,907,093	35,816,147	12.32
Class C	6,495,946	80,284,885	12.36
Class I	64,287	797,937	12.41

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period for the acquiring fund, the pro forma results of operations for the period ended October 31, 2011, are as follows:

Net investment income (loss)	$2,786,144
Net realized/unrealized gains (losses)	7,911,504
Change in net assets resulting from operations	$10,697,648

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August, 15, 2011.

Note 3.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will generally be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, a Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange on which they trade. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Portfolios' investments are summarized into three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors, etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Portfolios' net assets as of October 31, 2011 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

As of October 31, 2011, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

Portfolio	Percentage Interest	Principal Amount
Focused Large-Cap Growth	5.18%	$11,587,000
Focused Small-Cap Growth	0.89	1,994,000
Focused Small-Cap Value	0.74	1,657,000
Focused Growth and Income	9.74	21,767,000
Focused Technology	0.58	1,296,000
Focused Dividend Strategy	6.79	15,179,000
Focused StarALPHA	0.03	65,000

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank and Trust Co., dated October 31, 2011, bearing interest at a rate of 0.01% per annum, with a principal amount of $223,482,000, a repurchase price of $223,482,062 and a maturity date of November 1, 2011. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Bills.	0.01%	12/29/2011	$33,725,000	$33,724,460
U.S. Treasury Notes.	1.25	03/15/2014	50,000,000	51,232,200
U.S. Treasury Notes.	1.25	10/31/2015	49,125,000	50,118,995
U.S. Treasury Notes.	1.38	05/15/2013	29,415,000	30,115,518
U.S. Treasury Notes.	1.88	02/28/2014	10,485,000	10,891,294
U.S. Treasury Notes.	1.88	04/30/2014	50,000,000	51,871,100

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after ex-dividend date. Distributions received from the Fund's investments in U.S. real estate investment trusts ("REITS") often include "return of capital" which is recorded by the Fund as a reduction to the last basis of the securities held. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

The Portfolios intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Portfolio is considered a separate entity for tax purposes. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examination by tax authorities for tax years ending before 2008.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and changes in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 4.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Large-Cap Growth	0.75%
Focused Growth	1.00%
Focused Small-Cap Growth	0.75%
Focused Small-Cap Value	0.75%
Focused Growth and Income	0.75%
Focused Technology	1.00%
Focused Dividend Strategy	0.35%
Focused StarALPHA	1.00%
SunAmerica Strategic Value*	0.75%

The Agreement authorizes SunAmerica to retain one or more Subadvisers to manage the investment and reinvestment of the assets of their respective Portfolios, or portions thereof, for which they are responsible. SunAmerica does not retain any Subadviser with respect to the Strategy Portfolios, Focused Large-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio and the SunAmerica Strategic Value Portfolio. The organizations described below acted as Subadvisers as of the end of the fiscal period to which this report relates with respect to the corresponding Portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent

*  Effective February 28, 2011, the investment advisory and management fee for SunAmerica Strategic Value Portfolio was decreased from 1.00% of average daily net assets to 0.75% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

of SunAmerica and discharges its responsibilities subject to the policies of the Board of the Fund and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees.

Focused Growth Portfolio
Janus Capital Management LLC

Focused StarALPHA Portfolio
BlackRock Investment Management, LLC
Kinetics Asset Management, Inc.
Thornburg Investment Management, Inc.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Subadviser. For the year ended October 31, 2011, SunAmerica paid the Subadvisers for each Portfolio the following annual rates, expressed as a percentage of the average daily net assets of each Portfolio:

Portfolio	Percentage
Focused Growth	0.40%
Focused StarALPHA*	0.23%
SunAmerica Strategic Value†	0.12%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Portfolio's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Portfolio	Class A	Class B	Class C	Class I
Focused Growth	1.72%	2.37%	2.37%	—
Focused Small-Cap Growth	1.72%	2.37%	2.37%	1.33%
Focused Small-Cap Value	1.72%	2.37%	2.37%	—
Focused Growth and Income	1.72%	2.37%	2.37%	1.32%
Focused Technology	1.88%	2.53%	2.53%	—
Focused StarALPHA	1.72%	—	2.37%	—
SunAmerica Strategic Value	1.72%	2.37%	2.37%	—

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the total net expense ratio for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Class A	Class B	Class C	Class I
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	0.25%
Focused Balanced Strategy	0.25%	0.90%	0.90%	0.25%

*  Pursuant to the terms of an exemptive order received from the SEC, the subadvisory fee rate disclosed is an aggregate fee rate for all of the subadvisers to this Portfolio.

†  Effective February 28, 2011, SunAmerica assumed day-to-day portfolio management responsibility for the SunAmerica Strategic Value Portfolio.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

For the year ended October 31, 2011, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Other Expenses Reimbursed
Focused StarALPHA	$28,360

Portfolio	Amount
Focused Multi-Asset Strategy Class I	$2,572
Focused Balanced Strategy Class I	8,868
Focused Growth Class A	50,252
Focused Growth Class B	17,938
Focused Growth Class C	17,836
Focused Small-Cap Growth Class I	8,898
Focused Growth and Income Class I	4,503
Focused Technology Class A	22,699
Focused Technology Class B	14,059

Portfolio	Amount
Focused Technology Class C	$16,212
Focused Dividend Strategy Class A	40,743
Focused Dividend Strategy Class B	7,313
Focused Dividend Strategy Class C	16,947
Focused StarALPHA Class A	81,796
Focused StarALPHA Class C	24,978
SunAmerica Strategic Value Class A	11,894
SunAmerica Strategic Value Class B	8,005
SunAmerica Strategic Value Class C	6,662

Any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Portfolios for a period of two years after the occurrence of any such waivers and/or reimbursements, provided that the Portfolios are able to effect such payment to SunAmerica and remain in compliance with the applicable expense limitations.*

For the year ended October 31, 2011, the amounts recouped by SunAmerica were as follows:

Portfolio	Amount
Focused Balanced Strategy Class I	$207
Focused Growth Class C	358
Focused Small-Cap Growth Class B	20,084
Focused Small-Cap Growth Class C	13,087
Focused Small-Cap Growth Class I	1,412
Focused Small-Cap Value Class B	977

Portfolio	Amount
Focused Growth and Income Class B	$16,857
Focused Growth and Income Class I	3,988
Focused Technology Class B	345
SunAmerica Strategic Value Class A	89,190
SunAmerica Strategic Value Class B	13,501
SunAmerica Strategic Value Class C	56,325

As of October 31, 2011, the amount of expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

Portfolio	Other Expenses Reimbursed
Focused StarALPHA	$28,360

Portfolio	Amount
Focused Multi-Asset Strategy Class I	$2,572
Focused Balanced Strategy Class I	21,136
Focused Growth Class A	96,495
Focused Growth Class B	37,585
Focused Growth Class C	33,434
Focused Small-Cap Growth Class B	979
Focused Small-Cap Growth Class I	21,924
Focused Growth and Income Class I	16,730
Focused Technology Class A	22,699

Portfolio	Amount
Focused Technology Class B	$24,967
Focused Technology Class C	22,251
Focused Dividend Strategy Class A	184,295
Focused Dividend Strategy Class B	37,241
Focused Dividend Strategy Class C	87,203
Focused StarALPHA Class A	154,738
Focused StarALPHA Class C	47,175
SunAmerica Strategic Value Class B	28,374

*  Effective March 1, 2011, the Board of Directors approved the termination of the Expense Limitation Agreement with respect to the Focused Dividend Strategy Portfolio. Any waivers or reimbursements made by SunAmerica with respect to the Focused Dividend Strategy Portfolio pursuant to the Expense Limitation Agreement continue to be subject to recoupment from the Focused Dividend Strategy Portfolio within the following two years, provided that the Focused Dividend Strategy Portfolio is able to effect such payment to SunAmerica and to the extent that the Total Annual Fund Operating Expenses fall below 0.95%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Focused Portfolios' Class A Plan, Class B Plan, and Class C Plan, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2011, SACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Portfolios that offer Class I shares, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid a fee (except with respect to the Strategy Portfolios) of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the year ended October 31, 2011, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Multi-Asset Strategy	$366,429	$132,976	$179,177	$1,194	$103,847	$9,049
Focused Balanced Strategy	212,170	61,840	116,370	641	45,712	6,704
Focused Large-Cap Growth	90,254	39,543	38,570	443	29,994	1,596
Focused Growth	119,684	41,589	61,082	8	17,324	1,792
Focused Small-Cap Growth	79,054	20,294	46,621	19,700	14,511	1,237
Focused Small-Cap Value	194,861	41,653	125,543	19,701	11,419	5,146
Focused Growth and Income	120,500	59,444	43,881	9	28,129	972
Focused Technology	43,703	7,704	29,400	9	4,616	828
Focused Dividend Strategy	2,040,227	131,696	1,610,896	3,216	76,116	51,106
Focused StarALPHA	5,478	4,294	101	—	—	152
SunAmerica Strategic Value	67,349	24,340	33,388	10	28,799	1,225

The Fund, on behalf of each Portfolio, except for the Class Z shares, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent, State Street Bank and Trust Company, in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

October 31, 2011, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

	Expense				Payable At October 31, 2011
Portfolio	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	$583,616	$53,963	$179,129	$—	$39,585	$3,381	$12,596	$—
Focused Growth	268,071	31,186	54,568	—	17,726	2,040	3,661	—
Focused Small-Cap Growth	312,414	29,154	48,967	816	21,959	1,877	3,194	57
Focused Small-Cap Value	249,523	20,763	67,365	—	17,886	1,366	4,631	—
Focused Growth and Income	328,565	34,572	87,212	1,080	23,523	2,156	6,019	79
Focused Technology	70,148	6,853	20,094	—	3,210	427	1,385	—
Focused Dividend Strategy	1,051,733	88,484	403,186	—	124,894	9,441	43,574	—
Focused StarALPHA	57,566	—	9,243	—	2,982	—	628	—
SunAmerica Strategic Value	262,619	32,173	121,210	—	18,511	1,961	8,032	—

At October 31, 2011, the following affiliates owned outstanding shares of the following classes of Portfolios:

Portfolio	Holder	Percentage
Focused Large-Cap Growth, Class A	Focused Multi-Asset Strategy Portfolio	17%
	Focused Balanced Strategy Portfolio	8
Focused Growth, Class A	Focused Balanced Strategy Portfolio	6
Focused Small-Cap Growth, Class A	Focused Multi-Asset Strategy Portfolio	21
	Focused Balanced Strategy Portfolio	13
Focused Small-Cap Value, Class A	Focused Multi-Asset Strategy Portfolio	28
	Focused Balanced Strategy Portfolio	15
Focused Growth and Income, Class A	Focused Balanced Strategy Portfolio	7
Focused Dividend Strategy, Class A	Focused Multi-Asset Strategy Portfolio	5
Focused StarALPHA, Class A	Focused Multi-Asset Strategy Portfolio	62
SunAmerica Strategic Value, Class A	Focused Balanced Strategy Portfolio	10

The Strategy Portfolios do not invest in funds advised by SunAmerica (each a "SunAmerica Fund" and collectively, the "SunAmerica Funds") for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits may represent a significant portion of an underlying SunAmerica Fund's net assets. At October 31, 2011, each Strategy Portfolio held less than 93% of the outstanding shares of any underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 93% of the outstanding shares of any underlying SunAmerica Funds.

On December 13, 2010, the Focused Small Cap Value Portfolio purchased 106,000 shares of the iShares Russell 2000 Value Index, an exchange traded fund ("ETF"), which caused the Portfolio to own in excess of five percent of its total assets in this ETF. The Portfolio is prohibited from owning more than five percent of its total assets in any one investment company. The error was corrected on December 23, 2010, when the Portfolio sold 4,328 shares of the iShares Russell 2000 Value Index, resulting in a gain of $3,333 to the Portfolio.

On September 22, 2008, American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS, and SAFS, entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual,

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 5.  Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2011, were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio
Purchases (excluding U.S. government securities)	$180,931,015	$80,746,703	$893,946,089	$107,386,265
Sales (excluding U.S. government securities)	270,780,037	126,784,738	1,076,524,446	152,286,383
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—
	Focused Small-Cap Growth Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
Purchases (excluding U.S. government securities)	$340,553,794	$360,981,176	$906,065,462	$48,777,484
Sales (excluding U.S. government securities)	379,827,446	364,209,499	937,034,298	78,670,301
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio	SunAmerica Strategic Value Portfolio
Purchases (excluding U.S. government securities)	$733,750,055	$87,279,159	$196,716,501
Sales (excluding U.S. government securities)	191,685,696	114,434,760	254,693,723
Purchase of U.S. government securities	—	—	—
Sales of U.S. government securities	—	—	—

Note 6.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds. For the year ended October 31, 2011, transactions in these securities were as follows:

Portfolio	Security	Income	Capital Gain Distribution Received	Value at October 31, 2010
Focused Multi-Asset Strategy	Various SunAmerica Funds*	$7,287,002	$2,337,997	$405,559,473
Focused Balanced Strategy	Various SunAmerica Funds*	3,360,355	1,886,774	199,809,243

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Portfolio	Security	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Value at October 31, 2011
Focused Multi-Asset Strategy	Various SunAmerica Funds*	$348,007,533	$270,780,037	$8,871,271	$6,275,518	$497,933,758
Focused Balanced Strategy	Various SunAmerica Funds*	122,015,987	126,784,738	8,444,717	(2,292,091)	201,193,118

* See Portfolio of Investments for details.

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price.

No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2011, the following Portfolio engaged in securities transactions with affiliated funds:

Portfolio	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss)
Focused StarALPHA	$—	$58,101	$1,354

Note 7.  Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily from wash sales, deferred losses, retirement pension expense, and investments in passive foreign investment companies.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2011
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$1,002,659	$(273,314,174)	$12,426,412	$5,122,216	$—
Focused Balanced Strategy	315,709	(81,985,937)	4,812,067	3,367,930	—
Focused Large-Cap Growth	—	(84,890,928)	15,905,918	—	—
Focused Growth	—	(31,959,053)	5,511,613	—	—
Focused Small-Cap Growth	13,428,746	(84,592,661)	(150,750)	—	—
Focused Small-Cap Value	1,246,263	(44,062,392)	5,105,014	3,825,863	—
Focused Growth and Income	332,320	(189,874,800)	(4,996,497)	1,701,509	—
Focused Technology	—	(1,583,477)	161,854	—	—
Focused Dividend Strategy	2,493,750	(12,536,811)	51,893,777	17,153,735	—
Focused StarALPHA	—	(40,554,228)	(2,313,079)	78,862	—
SunAmerica Strategic Value	—	(134,219,912)	(10,686,479)	—	—

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

	Tax Distributions
	For the year ended October 31, 2010
Portfolio	Ordinary Income	Long-Term Capital Gains
Focused Multi-Asset Strategy	$5,136,238	$—
Focused Balanced Strategy	1,975,365	—
Focused Large-Cap Growth	—	—
Focused Growth	—	—
Focused Small-Cap Growth	—	—
Focused Small-Cap Value	3,111,054	—
Focused Growth and Income	—	—
Focused Technology	—	—
Focused Dividend Strategy	6,400,431	—
Focused StarALPHA	44,149	—
SunAmerica Strategic Value	—	—

For the period ended October 31, 2011, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, expiration of capital loss carryforward amounts, return of capital distributions, partnership investments, wash sales acquired through mergers, non deductible expenses, disposition of passive foreign investment companies, capital loss carryforwards acquired as the result of mergers, treatment of foreign currency, and dividends from regulated investment companies,to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Multi-Asset Strategy	$876,148	$(157,285,763)	$156,409,615
Focused Balanced Strategy	1,392,121	(12,372,888)	10,980,767
Focused Large-Cap Growth	2,075,066	(694)	(2,074,372)
Focused Growth	1,288,457	137,462	(1,425,919)
Focused Small-Cap Growth	2,271,993	(1,632,481)	(639,512)
Focused Small-Cap Value	3,776,412	(3,793,625)	17,213
Focused Growth and Income	(176)	3,874,778	(3,874,602)
Focused Technology	702,092	—	(702,092)
Focused Dividend Strategy	—	—	—
Focused StarALPHA	487,777	(275,219)	(212,558)
SunAmerica Strategic Value	744,460	(707,937)	(36,523)

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

As of October 31, 2011, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

Portfolio	Capital Loss Carryforward†
	2012	2013	2014	2015	2016	2017	2018	2019
Focused Multi-Asset Strategy*	$—	$—	$—	$77,105,239	$78,491,524	$94,805,230	$22,912,181	$—
Focused Balanced Strategy*	—	—	—	5,530,262	43,263,319	32,787,679	404,677	—
Focused Large-Cap Growth*	—	—	—	—	20,568,403	64,322,525	—	—
Focused Growth	—	—	—	—	—	31,959,053	—	—
Focused Small-Cap Growth*	—	—	—	4,865,966	82,376,467	—	—	—
Focused Small-Cap Value*	—	—	—	5,548,880	19,984,072	18,529,440	—	—
Focused Growth and Income*	—	—	—	—	109,216,188	79,653,978	1,004,634	—
Focused Technology	—	—	—	—	—	1,583,477	—	—
Focused Dividend Strategy	—	—	—	—	—	12,536,811	—	—
Focused StarALPHA	—	—	—	—	18,782,501	21,771,727	—	—
SunAmerica Strategic Value	—	—	—	—	44,124,970	90,094,942	—	—

* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2011, based on current tax law, the Focused Multi-Asset Strategy, Focused Balanced Strategy, Focused Large-Cap Growth, Focused Small Cap Growth, Focused Small Cap Value and Focused Growth and Income have $120,146,109, $1,363,834, $18,197,629, $65,041,443, $5,527,643 and $124,922,018, respectively, of capital losses that will not be available for use.

† On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

The Portfolios indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2011.

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
Focused Multi-Asset Strategy	$12,509,464	$—
Focused Balanced Strategy	6,681,454	—
Focused Large-Cap Growth	44,230,894	—
Focused Growth	25,397,679	—
Focused Small-Cap Growth	15,713,958	—
Focused Small-Cap Value	16,101,765	—
Focused Growth and Income	10,259,971	3,874,602
Focused Technology	9,867,679	—
Focused Dividend Strategy	17,176,654	—
Focused StarALPHA	2,651,013	—
SunAmerica Strategic Value	41,566,153	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

As of October 31, 2011, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio
Cost (tax basis)	$485,507,346	$196,381,051	$283,261,968	$118,301,334
Appreciation	21,244,016	13,195,145	20,990,813	17,803,818
Depreciation	(8,817,604)	(8,383,078)	(5,085,093)	(12,292,563)
Net unrealized appreciation (depreciation)	$12,426,412	$4,812,067	$15,905,720	$5,511,255
	Focused Small-Cap Growth Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
Cost (tax basis)	$146,784,312	$127,366,204	$184,415,697	$27,941,673
Appreciation	10,633,603	18,902,375	6,998,934	2,062,099
Depreciation	(10,784,353)	(13,797,211)	(11,995,431)	(1,900,245)
Net unrealized appreciation (depreciation)	$(150,750)	$5,105,164	$(4,996,497)	$161,854

	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio	SunAmerica Strategic Value Portfolio
Cost (tax basis)	$939,924,006	$21,923,536	$158,913,033
Appreciation	75,495,113	1,855,270	8,701,582
Depreciation	(23,601,336)	(4,168,394)	(19,388,060)
Net unrealized appreciation (depreciation)	$51,893,777	$(2,313,124)	$(10,686,478)

Note 8.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Portfolios set forth below have been reduced. For the year ended October 31, 2011, the amount of expense reductions received by each Portfolio, used to offset the Portfolio's non-affiliated expenses, were as follows:

Portfolio	Total Expense Reductions
Focused Large-Cap Growth	$12,035
Focused Growth	7,182
Focused Small-Cap Growth	22,773
Focused Small-Cap Value	28,181
Focused Growth and Income	72,312
Focused Technology	5,746
Focused StarALPHA	1,537

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Note 9.  Capital Share Transactions

Transactions in shares of each class of each series were as follows:

	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	2,361,237	$32,152,825	1,466,266	$18,302,776	366,891	$4,989,493	510,828	$6,325,594
Shares issued in merger†	5,054,397	68,435,213	—	—	2,126,746	28,560,948	—	—
Reinvested dividends	173,892	2,316,242	181,562	2,227,781	53,997	716,002	59,276	724,356
Shares redeemed(1)(2)	(3,533,874)	(48,296,959)	(3,196,550)	(39,755,997)	(2,438,034)	(33,075,745)	(1,783,902)	(22,084,278)
Net increase (decrease)	4,055,652	$54,607,321	(1,548,722)	$(19,225,440)	109,600	$1,190,698	(1,213,798)	$(15,034,328)

	Class C				Class I
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the period August 15, 2011@ through October 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	642,710	$8,747,911	1,010,025	$12,554,508	1,130	$15,146
Shares issued in merger†	4,711,230	63,370,352	—	—	42,022	568,965
Reinvested dividends	108,272	1,437,851	120,421	1,472,745	—	—
Shares redeemed	(3,606,520)	(49,034,596)	(4,248,241)	(52,659,237)	(3,952)	(51,743)
Net increase (decrease)	1,855,692	$24,521,518	(3,117,795)	$(38,631,984)	39,200	$532,368

	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold (3)(4)	1,297,138	$16,415,837	921,366	$10,855,696	286,471	$3,626,841	320,876	$3,757,383
Shares issued in merger†	1,355,336	16,796,245	—	—	423,728	5,220,435	—	—
Reinvested dividends	121,210	1,512,543	73,936	861,956	36,958	457,520	24,085	277,697
Shares redeemed (3)(4)	(1,907,162)	(24,241,719)	(1,981,405)	(23,382,774)	(1,512,400)	(19,088,547)	(1,195,589)	(14,035,561)
Net increase (decrease)	866,522	$10,482,906	(986,103)	$(11,665,122)	(765,243)	$(9,783,751)	(850,628)	$(10,000,481)
	Class C				Class I
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	335,301	$4,254,423	656,090	$7,708,516	5,777	$73,572	7,073	$83,333
Shares issued in merger†	1,139,067	14,077,961	—	—	—	—	—	—
Reinvested dividends	66,912	830,168	41,662	481,618	1,385	17,318	689	7,982
Shares redeemed	(1,940,810)	(24,574,743)	(2,182,997)	(25,715,248)	(17,877)	(227,206)	(15,362)	(179,709)
Net increase (decrease)	(399,530)	$(5,412,191)	(1,485,245)	$(17,525,114)	(10,715)	$(136,316)	(7,600)	$(88,394)

(1)  For the year ended October 31, 2011, includes automatic conversion of 765,988 shares of Class B shares in the amount of $10,381,484 to 760,518 shares of Class A shares in the amount of $10,381,484.

(2)  For the year ended October 31, 2010, includes automatic conversion of 243,868 shares of Class B shares in the amount of $3,032,207 to 242,209 shares of Class A shares in the amount of $3,032,207.

(3)  For the year ended October 31, 2011, includes automatic conversion of 652,597 shares of Class B shares in the amount of $8,204,130 to 648,358 shares of Class A shares in the amount of $8,204,130.

(4)  For the year ended October 31, 2010, includes automatic conversion of 236,980 shares of Class B shares in the amount of $2,781,060 to 235,778 shares of Class A shares in the amount of $2,781,060.

†  See Note 2.

@  Commencement of operations

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

	Focused Large-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	1,133,701	$19,811,788	3,893,511	$65,289,677	89,512	$1,471,472	92,332	$1,394,506
Shares issued in merger†	—	—	3,013,817	48,335,265	—	—	435,304	6,463,860
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(1)(2)	(5,392,780)	(96,176,425)	(3,552,608)	(57,048,222)	(726,359)	(11,816,464)	(1,409,862)	(21,136,673)
Net increase (decrease)	(4,259,079)	$(76,364,637)	3,354,720	$56,576,720	(636,847)	$(10,344,992)	(882,226)	$(13,278,307)
	Class C				Class Z
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65,577	$1,075,992	90,523	$1,357,430	29,379	$544,087	471,106	$8,098,875
Shares issued in merger†	—	—	757,229	11,261,710	—	—	21,823	369,117
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed	(1,229,587)	(20,161,255)	(1,714,741)	(25,585,053)	(4,156,532)	(79,170,578)	(570,723)	(9,664,342)
Net increase (decrease)	(1,164,010)	$(19,085,263)	(866,989)	$(12,965,913)	(4,127,153)	$(78,626,491)	(77,794)	$(1,196,350)
	Focused Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	421,474	$9,984,712	640,157	$13,935,042	42,373	$909,615	71,936	$1,413,479
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(3)(4)	(2,223,915)	(52,538,225)	(1,645,649)	(35,434,360)	(293,059)	(6,229,330)	(451,728)	(8,817,801)
Net increase (decrease)	(1,802,441)	$(42,553,513)	(1,005,492)	$(21,499,318)	(250,686)	$(5,319,715)	(379,792)	$(7,404,322)

	Class C
	For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	94,617	$2,013,854	135,993	$2,678,453
Reinvested dividends	—	—	—	—
Shares redeemed	(453,505)	(9,570,045)	(457,141)	(8,823,728)
Net increase (decrease)	(358,888)	$(7,556,191)	(321,148)	$(6,145,275)

(1)  For the year ended October 31, 2011, includes automatic conversion of 384,915 shares of Class B shares in the amount of $6,263,905 to 352,843 shares of Class A shares in the amount of $6,263,905.

(2)  For the year ended October 31, 2010, includes automatic conversion of 888,561 shares of Class B shares in the amount of $13,381,991 to 820,799 shares of Class A shares in the amount of $13,381,991.

(3)  For the year ended October 31, 2011, includes automatic conversion of 157,709 shares of Class B shares in the amount of $3,367,882 to 141,762 shares of Class A shares in the amount of $3,367,882.

(4)  For the year ended October 31, 2010, includes automatic conversion of 197,705 shares of Class B shares in the amount of $3,867,585 to 178,922 shares of Class A shares in the amount of $3,867,585.

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

	Focused Small-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	2,596,546	$37,467,294	1,418,375	$17,754,732	77,395	$1,022,427	82,557	$898,530
Shares issued in merger†	—	—	7,749,247	92,786,548	—	—	685,032	7,293,810
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(1)(2)	(5,124,394)	(75,258,666)	(5,857,615)	(72,620,699)	(403,291)	(5,216,629)	(610,037)	(6,595,166)
Net increase (decrease)	(2,527,848)	$(37,791,372)	3,310,007	$37,920,581	(325,896)	$(4,194,202)	157,552	$1,597,174
	Class C				Class I
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	95,820	$1,221,220	98,493	$1,093,938	5,111	$81,108	4,129	$50,726
Shares issued in merger†	—	—	621,653	6,593,303	—	—	5,030	61,562
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed	(549,176)	(7,032,177)	(891,618)	(9,568,060)	(6,124)	(94,484)	(102,274)	(1,324,589)
Net increase (decrease)	(453,356)	$(5,810,957)	(171,472)	$(1,880,819)	(1,013)	$(13,376)	(93,115)	$(1,212,301)
	Focused Small-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	3,653,497	$65,640,230	1,224,856	$17,048,931	134,433	$2,135,875	79,384	$983,910
Reinvested dividends	163,722	2,694,867	194,516	2,415,894	13,932	203,273	15,141	167,456
Shares redeemed(3)(4)	(3,942,638)	(68,134,769)	(6,035,419)	(84,200,345)	(274,622)	(4,237,679)	(489,165)	(5,940,012)
Net increase (decrease)	(125,419)	$200,328	(4,616,047)	$(64,735,520)	(126,257)	$(1,898,531)	(394,640)	$(4,788,646)

	Class C
	For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	502,112	$8,051,965	167,773	$2,115,049
Reinvested dividends	43,236	633,408	33,213	369,662
Shares redeemed	(597,093)	(9,052,067)	(1,080,055)	(12,841,709)
Net increase (decrease)	(51,745)	$(366,694)	(879,069)	$(10,356,998)

(1)  For the year ended October 31, 2011, includes automatic conversion of 221,774 shares of Class B shares in the amount of $2,852,799 to 194,915 shares of Class A shares in the amount of $2,852,799.

(2)  For the year ended October 31, 2010, includes automatic conversion of 260,038 shares of Class B shares in the amount of $2,805,734 to 230,384 shares of Class A shares in the amount of $2,805,734.

(3)  For the year ended October 31, 2011, includes automatic conversion of 136,985 shares of Class B shares in the amount of $2,113,383 to 121,034 shares of Class A shares in the amount of $2,113,383.

(4)  For the year ended October 31, 2010, includes automatic conversion of 281,916 shares of Class B shares in the amount of $3,458,658 to 250,057 shares of Class A shares in the amount of $3,458,658.

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

	Focused Growth and Income Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	674,968	$9,061,717	723,598	$9,280,651	63,957	$789,345	68,715	$807,258
Shares issued in merger†	—	—	8,734,540	109,423,777	—	—	927,426	10,638,052
Reinvested dividends	88,243	1,197,463	—	—	9,743	120,321	—	—
Shares redeemed(1)(2)	(2,561,764)	(35,097,766)	(3,663,697)	(46,954,157)	(669,062)	(8,310,796)	(944,698)	(11,025,952)
Net increase (decrease)	(1,798,553)	$(24,838,586)	5,794,441	$71,750,271	(595,362)	$(7,401,130)	51,443	$419,358
	Class C				Class I
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the period January 25, 2010@ through October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	72,457	$909,154	62,491	$733,235	—	$—	4,964	$62,295
Shares issued in merger†	—	—	1,534,601	17,597,799	—	—	44,792	561,142
Reinvested dividends	20,823	257,377	—	—	412	5,612	—	—
Shares redeemed	(880,662)	(10,927,130)	(1,294,004)	(15,062,644)	(5,577)	(79,073)	(10,719)	(135,232)
Net increase (decrease)	(787,382)	$(9,760,599)	303,088	$3,268,390	(5,165)	$(73,461)	39,037	$488,205
	Focused Technology Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	1,408,245	$9,332,779	1,141,588	$7,053,440	72,998	$475,970	47,526	$268,004
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(3)(4)	(5,729,718)	(39,289,750)	(4,238,304)	(25,298,989)	(293,078)	(1,825,892)	(449,872)	(2,526,345)
Net increase (decrease)	(4,321,473)	$(29,956,971)	(3,096,716)	$(18,245,549)	(220,080)	$(1,349,922)	(402,346)	$(2,258,341)

	Class C
	For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	137,931	$863,489	92,662	$523,425
Reinvested dividends	—	—	—	—
Shares redeemed	(472,723)	(2,906,028)	(532,926)	(2,967,812)
Net increase (decrease)	(334,792)	$(2,042,539)	(440,264)	$(2,444,387)

(1)  For the year ended October 31, 2011, includes automatic conversion of 301,180 shares of Class B shares in the amount of $3,711,410 to 273,248 shares of Class A shares in the amount of $3,711,410.

(2)  For the year ended October 31, 2010, includes automatic conversion of 433,372 shares of Class B shares in the amount of $5,052,306 to 395,896 shares of Class A shares in the amount of $5,052,306.

(3)  For the year ended October 31, 2011, includes automatic conversion of 125,436 shares of Class B shares in the amount of $776,862 to 117,119 shares of Class A shares in the amount of $776,862.

(4)  For the year ended October 31, 2010, includes automatic conversion of 226,519 shares of Class B shares in the amount of $1,282,551 to 213,110 shares of Class A shares in the amount of $1,282,551.

†  See Note 2.

@  Commencement of operations

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)	50,771,409	$573,413,220	20,604,080	$212,036,705	3,098,946	$34,921,365	1,301,504	$13,342,009
Reinvested dividends	876,345	9,880,200	354,481	3,616,882	48,877	549,251	32,859	332,739
Shares redeemed(1)(2)	(13,011,177)	(146,900,380)	(4,352,449)	(44,172,610)	(954,013)	(10,808,803)	(621,134)	(6,286,335)
Net increase (decrease)	38,636,577	$436,393,040	16,606,112	$171,480,977	2,193,810	$24,661,813	713,229	$7,388,413

	Class C
	For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	13,136,407	$147,854,840	6,462,781	$66,402,455
Reinvested dividends	200,540	2,252,806	107,010	1,085,931
Shares redeemed	(2,073,181)	(23,377,417)	(996,007)	(10,023,409)
Net increase (decrease)	11,263,766	$126,730,229	5,573,784	$57,464,977

	Focused StarALPHA Portfolio
	Class A				Class C
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	234,640	$2,376,842	432,450	$3,840,864	16,724	$168,166	42,541	$378,906
Reinvested dividends	7,799	76,041	4,636	42,515	—	—	—	—
Shares redeemed	(2,536,199)	(25,559,392)	(4,215,582)	(37,845,181)	(155,867)	(1,534,908)	(549,153)	(4,812,867)
Net increase (decrease)	(2,293,760)	$(23,106,509)	(3,778,496)	$(33,961,802)	(139,143)	$(1,366,742)	(506,612)	$(4,433,961)
	SunAmerica Strategic Value Portfolio
	Class A				Class B
	For the year ended October 31, 2011		For the year ended October 31, 2010		For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(3)(4)	603,656	$9,889,235	1,567,436	$22,966,668	45,692	$707,663	91,729	$1,269,969
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(3)(4)	(2,781,478)	(44,746,695)	(3,128,968)	(45,138,054)	(538,632)	(8,201,348)	(1,521,702)	(20,851,377)
Net increase (decrease)	(2,177,822)	$(34,857,460)	(1,561,532)	$(22,171,386)	(492,940)	$(7,493,685)	(1,429,973)	$(19,581,408)

	Class C
	For the year ended October 31, 2011		For the year ended October 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	68,356	$1,047,149	247,224	$3,417,505
Reinvested dividends	—	—	—	—
Shares redeemed	(1,356,101)	(20,754,224)	(1,664,414)	(22,617,685)
Net increase (decrease)	(1,287,745)	$(19,707,075)	(1,417,190)	$(19,200,180)

(1)  For the year ended October 31, 2011, includes automatic conversion of 481,917 shares of Class B shares in the amount of $5,473,581 to 479,913 shares of Class A shares in the amount of $5,473,581.

(2)  For the year ended October 31, 2010, includes automatic conversion of 236,922 shares of Class B shares in the amount of $2,398,457 to 236,065 shares of Class A shares in the amount of $2,398,457.

(3)  For the year ended October 31, 2011, includes automatic conversion of 261,457 shares of Class B shares in the amount of $3,979,678 to 244,979 shares of Class A shares in the amount of $3,979,678.

(4)  For the year ended October 31, 2010, includes automatic conversion of 1,030,541 shares of Class B shares in the amount of $14,165,158 to 972,147 shares of Class A shares in the amount of $14,165,158.

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

Note 10.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expense line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statement of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2011
Focused Multi-Asset Strategy	$6,719	$791	$1,126
Focused Balanced Strategy	2,853	380	685
Focused Large-Cap Growth	17,216	897	5,662
Focused Growth	5,348	328	1,744
Focused Small-Cap Growth	8,131	350	2,696
Focused Small-Cap Value	2,778	257	880
Focused Growth and Income	13,376	412	4,505
Focused Technology	969	119	297
Focused Dividend Strategy	2,407	767	583
SunAmerica Strategic Value	4,922	385	1,581

Note 11.  Lines of Credit

The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the higher of the Federal Funds Rate plus 125 basis points or London Interbank Offered Rate plus 125 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 16, 2011, the commitment fee was 12.5 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the lines of credit

NOTES TO FINANCIAL STATEMENTS — October 31, 2011 — (continued)

will commence when the respective Portfolio's cash shortfall exceeds $100,000. During the year ending October 31, 2011, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Large-Cap Growth	4	$5,664	$39,157,557	1.50%
Focused Growth	9	145	416,147	1.40
Focused Small-Cap Growth	5	445	2,150,655	1.49
Focused Small-Cap Value	1	10	237,212	1.48
Focused Growth and Income	4	111	721,903	1.40
Focused Technology	27	2,744	2,528,687	1.43
Focused StarALPHA	40	1,320	813,140	1.44
SunAmerica Strategic Value	104	4,428	1,074,373	1.45

At October 31, 2011, the SunAmerica Strategic Value Portfolio had $10,121,809 in borrowings outstanding at an interest rate of 1.39%.

Note 12.  Interfund Lending

Pursuant to exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other and other investment companies advised by SunAmerica or an affiliate for temporary or emergency purposes. An interfund loan will be made under this facility only if the lines of credit are not available and the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2011, none of the Portfolios participated in the program.

Note 13.  Investment Concentration

The Focused Technology Portfolio invests primarily in the technology sector. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the prices of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others. As of October 31, 2011, the Focused Technology Portfolio had 92.7% of its net assets invested in technology companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the eleven funds constituting SunAmerica Series, Inc. (hereafter referred to as the "Funds") at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements'') are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 27, 2011

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited)

The Board of the Fund, which consists of separate series (each a "Portfolio" and collectively, the "Portfolios"), including the Disinterested Directors, approved the continuation of the Investment Advisory and Management Agreement between the Fund and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2012 at a meeting held on June 14, 2011 (the "Meeting"). At the Meeting, the Board also approved the continuation of the Subadvisory Agreements between SunAmerica and each of BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC ("Janus"), Kinetics Asset Management Corp. ("Kinetics"), and Thornburg Investment Management, Inc. ("Thornburg") (each a "Subadviser" and collectively the "Subadvisers"). The following is a list of each Portfolio's respective Subadviser(s) for which the Board approved the renewal of a Subadvisory Agreement.

Portfolio	Subadviser
Focused Growth Portfolio	Janus

Focused StarALPHA Portfolio	BlackRock Kinetics Thornburg

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and the Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. These materials included (a) a summary of the services provided to the Portfolios by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Portfolios and the investment performance of the Portfolios as compared with a peer group of funds; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) a report on economies of scale; (e) information on SunAmerica's and the Subadvisers' risk management process; (f) a discussion on general compliance policies and procedures; (g) detailed information regarding brokerage and soft dollar practices; (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolios, as well as current and projected staffing levels and compensation practices; and (i) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and the Subadvisers serve as adviser or subadviser, as applicable.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

and compliance support; and (v) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2011, SunAmerica managed, advised and/or administered approximately $45.3 billion in assets. The Board also considered SunAmerica's code of ethics and its risk management process, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectuses. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio, or portion thereof, that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Portfolios, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) is able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. The Board also considered each Subadviser's code of ethics, compliance and regulatory history and risk management process. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as Subadvisers to the Portfolios. The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

It was noted that performance information was for the periods ended March 31, 2011. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index the one-, three- and five- year periods. The Board took into account management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio, and also considered that management had provided the Board with information regarding actions that were under consideration with respect to certain of the underlying funds in which the Portfolio invests in an effort to address these performance concerns. The Board concluded that the Portfolio's performance is being addressed.

Focused Dividend Strategy Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one- year period, and above the median of its Peer Group/Universe for the three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period and outperformed its Lipper Index for the three- and five- year periods. The Board took into account management's discussion regarding the Portfolio's recent underperformance and concluded that the Portfolio's overall performance was satisfactory.

Focused Growth & Income Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five- year periods. The Board took into account management's discussion of the Portfolio's performance and noted that management had provided the Board with information regarding actions that had been implemented in an effort to address these performance concerns, including changes to the portfolio management team. The Board also noted that management had reviewed with the Board additional actions that were under consideration if the Portfolio's relative underperformance persisted. The Board concluded that the Portfolio's performance is being addressed.

Focused Growth Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five- year periods. The Board further considered that the Portfolio's performance was above the median of its Peer Group/Peer Universe and the Lipper Index for the ten-year period. The Board took into account management's discussion of actions that had been implemented to address the Portfolio's performance, as well as additional actions that were under consideration if the Portfolio's relative underperformance continued. The Board concluded that the Portfolio's performance is being addressed.

Focused Large-Cap Growth Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five- year periods. The Board took into account management's discussion of actions that had been implemented to address the Portfolio's performance, as well as additional actions that were under consideration if the Portfolio's relative underperformance continued. The Board concluded that the Portfolio's performance is being addressed.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's performance was at the median of its Peer Group for the one- year period and underperformed the median of its Peer Group for the three- and five- year periods. The Board also considered that the Portfolio's performance was below the median of its Peer Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Index for the one-, three- and five- year periods. The Board took into account management's discussion of the Portfolio's performance, including management's continued monitoring of the Portfolio, and also considered that management had provided the Board with information regarding actions that were under consideration with respect to certain of the underlying funds in which the Portfolio invests in an effort to address these performance concerns. The Board concluded that the Portfolio's performance is being addressed.

Focused Small-Cap Growth Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five- year periods. The Board took into account management's discussion of the Portfolio's performance, including the Portfolio's improved more recent performance since the appointment of a new portfolio manager in early 2010, and concluded that the Portfolio's performance is being addressed.

Focused Small-Cap Value Portfolio. The Board considered that the Portfolio's performance was above the median of its Peer Group for the one- and five- year periods, and slightly below the median of its Peer Group for the three- year period. The Board also considered that the Portfolio's performance was above the median of its Peer Universe for the 1-, 3- and 5- year periods. The Board also considered that the Portfolio outperformed its Lipper Index for the 1- and 5- year periods and slightly underperformed its Lipper Index for the 3- year period. The Board noted that the Portfolio was in the first quintile of its Peer Group/Universe for the one- year period. The Board concluded that the Portfolio's performance was satisfactory.

Focused StarALPHA Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one- and three- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three- periods, and further considered that recent performance had improved. The Board took into account management's discussion of actions that had been implemented to address the Portfolio's performance, as well as additional actions that were under consideration if the Portfolio's relative underperformance continued. The Board concluded that the Portfolio's performance is being addressed.

Focused Technology Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group/Universe for the one-, three- and five- year periods. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five- periods. The Board took into account management's discussion of actions that had been implemented to address the Portfolio's performance, as well as additional actions that were under consideration if the Portfolio's relative underperformance continued. The Board concluded that the Portfolio's performance is being addressed.

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's performance was below the median of its Peer Group for the one-, three- and five- year periods. The Board also considered that the Portfolio's performance was below the median of its Peer Universe for the one- and three- year periods and slightly above the median of its Peer Universe for the five- year period. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three- year periods and outperformed its Lipper Index for the five- year period. The Board took into account management's discussion regarding the Portfolio's performance including the fact that SunAmerica had assumed day-to-day management of the Portfolio in February 2011 and that, in connection with this change, the Portfolio's principal investment strategies and techniques were amended. The Board concluded that the Portfolio's performance is being addressed.

While the Board noted its concern with respect to the performance of certain of the Portfolios, it also considered the information that had been provided by SunAmerica at the Meeting outlining specific actions that had been taken, or were under consideration, to address these performance concerns. The Board further noted that it would continue to evaluate SunAmerica's progress and success in implementing these actions.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, the Subadvisers and their Affiliates from the Relationship with the Portfolios. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Portfolios.

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe, as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Portfolios, except Focused Large-Cap Growth Portfolio and Focused Dividend Strategy Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the Focused Strategy Portfolios. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board then compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, as applicable. The Board also observed that certain of the mutual funds identified as similar to certain of the Portfolios are sold only in the variable annuity market and, accordingly, are in an entirely different Lipper classification, with a peer group consisting of funds underlying variable insurance products. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group/Universe information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other, similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio or Portfolios for which they serve as adviser of subadviser, as applicable. The Board then noted that the subadvisory fees paid by SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser.

Focused Balanced Strategy Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussions regarding the Portfolio's expenses.

Focused Dividend Strategy Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and Peer Universe.

Focused Growth and Income Portfolio. The Board considered that the Portfolio's actual management fees were slightly above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussions regarding the Portfolio's expenses and noted the recent reduction to the Portfolio's advisory fee.

Focused Growth Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion regarding the Portfolio's expenses.

Focused Large-Cap Growth Portfolio. The Board considered that the Portfolio's actual management fees were slightly above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion regarding the Portfolio's expenses.

Focused Multi-Asset Strategy Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and slightly above the median of its Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion regarding the Portfolio's expenses.

Focused Small-Cap Growth Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and Peer Universe. The Board also noted that the Portfolio's advisory fee was reduced in December 2009.

Focused Small-Cap Value Portfolio. The Board considered that the Portfolio's actual management fees were below the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were at the median of its Peer Group and below the median of its Peer Universe.

Focused StarALPHA Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion regarding the Portfolio's expenses.

Focused Technology Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion regarding the Portfolio's expenses.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

SunAmerica Strategic Value Portfolio. The Board considered that the Portfolio's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were above the median of its Peer Group and Peer Universe. The Board took into account management's discussion regarding the Portfolio's expenses and noted that the Portfolio's advisory fee was reduced effective February 2011.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Portfolios with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operation. The Board further noted that, with the exception of the Focused Large-Cap Growth Portfolio, Focused Dividend Strategy Portfolio and the Focused Strategy Portfolios, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Portfolios' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Portfolios because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the Portfolios, or portions thereof, they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and certain of the Subadvisers derive (or potentially would derive) from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved (i) the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending June 30, 2012. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Series, Inc.

Results of Special Shareholder Meetings — October 31, 2011 — (unaudited)

On July 19, 2011, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Equity Strategy Portfolio would transfer all of its assets to the Focused Multi-Asset Strategy Portfolio, also a series of the Fund, in exchange solely for the assumption of the Focused Equity Strategy Portfolio's liabilities by the Focused Multi-Asset Strategy Portfolio and Class A, Class B, Class C and Class I shares of the Focused Multi-Asset Strategy Portfolio, which shares will be distributed by the Focused Equity Strategy Portfolio to the holders of its shares in complete liquidation thereof.

The voting results of this Special Meeting were as follows:

For	Against	Abstain
6,238,532	199,649	1,040,809

On July 19, 2011, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Fixed Income Strategy Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio, also a series of the Fund, in exchange solely for the assumption of the Focused Fixed Income Strategy Portfolio's liabilities by the Focused Balanced Strategy Portfolio and Class A, Class B, Class C and Class I shares of the Focused Balanced Strategy Portfolio, which shares will be distributed by the Focused Fixed Income Strategy Portfolio to the holders of its shares in complete liquidation thereof.

The voting results of this Special Meeting were as follows:

For	Against	Abstain
498,167	35,051	190,869

On July 19, 2011, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Fixed Income and Equity Strategy Portfolio would transfer all of its assets to the Focused Balanced Strategy Portfolio, also a series of the Fund, in exchange solely for the assumption of the Focused Fixed Income and Equity Strategy Portfolio's liabilities by the Focused Balanced Strategy Portfolio and Class A, Class B, Class C and Class I shares of the Focused Balanced Strategy Portfolio, which shares will be distributed by the Focused Fixed Income and Equity Strategy Portfolio to the holders of its shares in complete liquidation thereof.

The voting results of this Special Meeting were as follows:

For	Against	Abstain
807,001	91,835	223,030

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2011 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors

Dr. Judith L. Craven Age: 66	Director	2001-present	Retired.	85	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).

William F. Devin Age: 72	Director	2001-present	Retired.	85	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age: 66	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	37	None

Stephen J. Gutman Age: 68	Director	1986-present	Vice President and Associate Broker, Corcoran Group (real estate) (2002 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (licensing of menswear specialty retailing and other activities) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	37	None

William J. Shea Age: 63	Director	2004-present	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to present); Managing Partner, DLB Capital, LLC (private equity) (2006 to 2007).	37	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present).

Interested Director

Peter A. Harbeck(3) Age: 57	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. ("SACS") (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	85	None

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2011 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Officers

John T. Genoy Age: 43	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A

Donna M. Handel Age: 45	Treasurer	2002-present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A

Gregory N. Bressler Age: 45	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A

James Nichols Age: 45	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A

Timothy Pettee Age: 53	Vice President	2008-Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A

Katherine Stoner Age: 55	Vice President and Chief Compliance Officer	2011-present	Vice President, SunAmerica (2011 to present). Vice President, The Variable Annuity Life Insurance Company ("VALIC") and Western National Life Insurance Company ("WNL") (2006-present); Deputy General Counsel and Secretary, VALIC and WNL (2007-present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-present).	N/A	N/A

SunAmerica Series, Inc.

DIRECTOR AND OFFICER INFORMATION — October 31, 2011 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Nori L. Gabert Age: 58	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A

Gregory R. Kingston Age: 45	Vice President and Assistant Treasurer	2002-present	Vice President, SunAmerica (2001 to present).	N/A	N/A

Matthew J. Hackethal Age: 39	Anti-Money Laundering Compliance Officer	2006-present	CCO, SunAmerica (2006 to present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (11 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 10 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Series, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2011. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2012.

Portfolio	Net Long-Term Capital Gains
Focused Multi-Asset Strategy	$—
Focused Balanced Strategy	—
Focused Large-Cap Growth	—
Focused Growth	—
Focused Small-Cap Growth	—
Focused Small-Cap Value	—
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	—
Focused StarALPHA	—
SunAmerica Strategic Value	—

For the year ended October 31, 2011, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Multi-Asset Strategy	11.24%
Focused Balanced Strategy	22.73
Focused Large-Cap Growth	—
Focused Growth	—
Focused Small-Cap Growth	—
Focused Small-Cap Value	25.21
Focused Growth and Income	100.00
Focused Technology	—
Focused Dividend Strategy	100.00
Focused StarALPHA	—
SunAmerica Strategic Value	—

SunAmerica Series, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited) (continued)

For the year ended October 31, 2011, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Multi-Asset Strategy	$5,122,216
Focused Balanced Strategy	3,367,930
Focused Large-Cap Growth	—
Focused Growth	—
Focused Small-Cap Growth	—
Focused Small-Cap Value	3,825,863
Focused Growth and Income	1,701,509
Focused Technology	—
Focused Dividend Strategy	17,153,735
Focused StarALPHA	78,862
SunAmerica Strategic Value	—

SunAmerica Series, Inc.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Multi-Asset Strategy Portfolio Class A shares returned 4.89% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its broad-based benchmark, the Russell 3000 Index, which returned 7.90% for the same period. However, the Portfolio outperformed the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which returned 3.51% over the same period.*

The Portfolio continued to provide the opportunity to hold a broad range of asset classes in a straight-forward, disciplined way. While absolute positive returns in both the broad-based equity and fixed income markets helped the Portfolio generate absolute gains during the annual period, its performance relative to the Russell 3000 Index was impacted primarily by its allocations to investments in fixed income and international equities, each of which lagged the index during the annual period.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

Both the U.S. equity and fixed income markets produced positive absolute returns for the annual period. Equity markets, as measured by several indices, including the Russell 3000 Index, rose during the annual period as a whole, but experienced significant volatility and a sharp decline during the third calendar quarter as sentiment toward the U.S. and global economies and the European sovereign debt crisis shifted. During the first half of the annual period, the U.S. equity market rose as macroeconomic data showed signs of a slow but improving economy, the Federal Reserve (the "Fed") provided monetary stimulation via a second round of quantitative easing and interest rates remained low. However, the robust equity rally dissipated during the second half of the annual period. Renewed concerns over weaker European sovereign credits, an unprecedented downgrade of U.S. debt by Standard & Poor's and a lack of direct monetary stimulus by the Fed following the expiration of the quantitative easing program were among those factors that led to a reduced appetite for risk. U.S. equities rallied back strongly in October with better prospects for both the global economy and a plan for Europe's sovereign debt crisis. In contrast, international equities, as measured by the MSCI EAFE Index**, returned -4.08% during the annual period, driven by heightened concerns over Europe's sovereign debt crisis, U.S. political gridlock and a global economic slowdown.

U.S. fixed income securities gained ground during the annual period but lagged the U.S. equity market, with the Barclays Capital U.S. Aggregate Bond Index† generating a return of 5.00% for the 12 months ended October 31, 2011. During the first half of the annual period, the fixed income markets were generally pricing in stronger economic growth and higher inflation risk, as supported by a string of improving economic data and the Fed's second round of quantitative easing. As a result, 10-year U.S. Treasury yields rose significantly, and non-Treasury sectors outperformed U.S. Treasuries. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead. While there was a brief decline in 10-year U.S. Treasury yields between mid-February and mid-March as risks to economic growth mounted with political unrest in the Middle East and North Africa, natural and nuclear disasters in Japan and the spread of the sovereign debt crisis from Greece to other peripheral European countries, the decline in yields was relatively brief. During the second half of the annual period, risk appetite declined dramatically, driven lower by a softening U.S. economic picture, lower commodity prices and

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

heightened anxiety about European sovereign debt. Investors fled to U.S. Treasuries, and thus the yields on U.S. Treasuries moved lower across the yield curve. The major non-Treasury fixed income sectors underperformed U.S. Treasuries during these months. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its "exceptionally low" rates to a specific date. In September, the Fed announced a plan, popularly referred to as "Operation Twist," to purchase longer-term Treasury securities and mortgage-backed securities and sell shorter-term Treasury securities. The Fed's intent in taking this unconventional step was to lower long-term interest rates and, in turn, to provide a catalyst for spending and investment in the U.S. economy. Despite some downward pressure following this Fed announcement, the yield on the 10-year Treasury bill increased slightly in October.

Focused Multi-Asset Strategy Portfolio underperformed its all-equity benchmark index, the Russell 3000 Index, in part because of its exposure to the fixed income market, which lagged the equity market during the annual period. That said, the Portfolio's allocations to fixed income securities via its underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund, mitigated further relative declines, as each of these underlying funds outpaced the broad fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, during the annual period. On the equity side, the main detractors from the Portfolio's relative results were its allocations to international equities via its underlying investments in SunAmerica International Small-Cap Fund and SunAmerica International Equity Fund, as international equities underperformed U.S. equities overall during the annual period. Within the alternative strategies and global strategies asset classes, allocations to SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund contributed to the Portfolio's absolute returns, as each generated gains. However, because neither of these underlying funds is a pure-equity mutual fund, they each underperformed the all-equity Russell 3000 Index during the annual period, which detracted from the Portfolio's relative results. It is important to remember that Focused Multi-Asset Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Indices are not managed and an investor cannot invest directly into an index.

†  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class A shares would be valued at $15,321. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $17,743.

	Class A		Class B		Class C††		Class I
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(1.14)%	4.89%	0.22%	4.22%	3.22%	4.22%	N/A	N/A
5 year return	(1.07)%	0.55%	(0.83)%	(2.69)%	(0.52)%	(2.60)%	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.87%	62.53%	4.94%	54.13%	4.88%	53.41%	N/A	(0.07)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 08/15/11.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

@  Returns of Class A shares have replaced the returns of Class C shares in the graph because Class A shares have the same inception date as the Portfolio's Class B and Class C shares, and Class A shares currently have the largest amount of net assets of any Class of the Portfolio.

For the 12 month period ended October 31, 2011, the Focused Multi-Asset Strategy Portfolio Class A returned (1.14)% compared to 7.90% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio Class A shares returned 4.69% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the Russell 3000 Index, which returned 7.90% for the same period. However, the Portfolio outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds category, representing its peer group, which returned 3.54% over the same period.*

The absolute positive returns in both the broad-based equity and fixed income markets helped the Portfolio generate absolute gains during the annual period. However, the Portfolio's performance relative to the Russell 3000 Index was impacted primarily by its allocation to fixed income, which lagged equities during the annual period.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance over the annual period.

Both the U.S. equity and fixed income markets produced positive absolute returns for the annual period. Equity markets, as measured by several indices, including the Russell 3000 Index, rose during the annual period as a whole, but experienced significant volatility and a sharp decline during the third calendar quarter as sentiment toward the U.S. and global economies and the European sovereign debt crisis shifted. During the first half of the annual period, the U.S. equity market rose as macroeconomic data showed signs of a slow but improving economy, the Federal Reserve (the "Fed") provided monetary stimulation via a second round of quantitative easing, and interest rates remained low. However, the robust equity rally dissipated during the second half of the annual period. Renewed concerns over weaker European sovereign credits, an unprecedented downgrade of U.S. debt by Standard & Poor's and a lack of direct monetary stimulus by the Fed following the expiration of the quantitative easing program were among those factors that led to a reduced appetite for risk. U.S. equities rallied back strongly in October with better prospects for both the global economy and a plan for Europe's sovereign debt crisis.

U.S. fixed income securities also gained ground during the annual period but lagged the equity market, with the Barclays Capital U.S. Aggregate Bond Index** generating a return of 5.00% for the 12 months ended October 31, 2011. During the first half of the annual period, the fixed income markets were generally pricing in stronger economic growth and higher inflation risk, as supported by a string of improving economic data and the Fed's second round of quantitative easing. As a result, 10-year U.S. Treasury yields rose significantly, and non-Treasury sectors outperformed U.S. Treasuries. Solid corporate earnings and increased investor appetite for riskier assets drove the high yield corporate bond sector to the lead. While there was a brief decline in 10-year U.S. Treasury yields between mid-February and mid-March as risks to economic growth mounted with political unrest in the Middle East and North Africa, natural and nuclear disasters in Japan and the spread of the sovereign debt crisis from Greece to other peripheral European countries, the decline in yields was relatively brief.

During the second half of the annual period, risk appetite declined dramatically, driven lower by a softening U.S. economic picture, lower commodity prices and heightened anxiety about European sovereign debt. Investors fled to U.S. Treasuries, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. The major non-Treasury fixed income sectors underperformed U.S. Treasuries during these months. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its "exceptionally low" rates to a specific date. In September, the Fed announced a plan, popularly referred to as "Operation Twist," to purchase longer-term Treasury securities and mortgage-backed securities and sell shorter-term Treasury securities. The Fed's intent in taking this unconventional step was to lower long-term interest rates and, in turn, to provide a catalyst for spending and investment in the U.S. economy. Despite some downward pressure following this Fed announcement, the yield on the 10-year Treasury bill increased slightly in October.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Balanced Strategy Portfolio underperformed its all-equity benchmark index, the Russell 3000 Index, primarily because of its exposure to the fixed income market, which lagged the equity market during the annual period. That said, the Portfolio's allocations to U.S. government bonds and Ginnie Mae (GNMA) bonds via its underlying investments in SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund, mitigated further declines, as each of these underlying funds outpaced the broad fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, during the annual period. On the equity side, the main detractors from the Portfolio's relative results were its allocations to value-oriented equities via its underlying investments in SunAmerica Strategic Value Fund and SunAmerica Value Fund, as U.S. value-oriented equities underperformed their growth-oriented counterparts across the capitalization spectrum during the annual period. The major exception here was the Portfolio's investment in SunAmerica Focused Small-Cap Value Portfolio, which outpaced the Russell 3000 Index during the annual period, thus boosting the Portfolio's relative results.

Among more growth-oriented equity investments, positions in the SunAmerica Focused Large-Cap Growth Portfolio and the SunAmerica Focused StarALPHA Portfolio, which each lagged the Russell 3000 Index during the annual period, hurt the Portfolio's relative performance. On the other hand, an investment in SunAmerica Focused Dividend Strategy Portfolio helped the Portfolio's relative results, as this underlying fund outpaced the Russell 3000 Index during the annual period. Within the alternative strategies and global strategies asset classes, allocations to SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund contributed to the Portfolio's absolute returns, as each generated gains. However, because neither of these underlying funds is a pure-equity mutual fund, they each underperformed the all-equity Russell 3000 Index during the annual period, which detracted from the Portfolio's relative results. It is important to remember that Focused Balanced Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Portfolio will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused Balanced Strategy Portfolio Class A shares would be valued at $14,578. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $17,743.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(1.31)%	4.69%	0.00%	4.00%	3.10%	4.10%	4.65%	4.65%
5 year return	(0.55)%	3.23%	(0.33)%	(0.11)%	0.00%	0.01%	0.68%	3.45%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.29%	54.64%	4.36%	46.71%	4.32%	46.17%	2.62%	21.98%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

@  Returns of Class A shares have replaced the returns of Class C shares in the graph because Class A shares have the same inception date as the Portfolio's Class B and Class C shares, and Class A shares currently have the largest amount of net assets of any Class of the Portfolio.

For the 12 month period ended October 31, 2011, the Focused Balanced Strategy Portfolio Class A returned (1.31)% compared to 7.90% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Large-Cap Growth Portfolio Class A shares returned 0.59% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, which returned 9.92% for the same period. The Portfolio also lagged the Lipper Large-Cap Growth Funds category, representing its peer group, which returned 6.83% during the same period.*

The large-cap growth equity market segment enjoyed positive gains for the annual period as a whole, However, like the broader equity market, the segment was challenged most by volatility during the third quarter of 2011. The summer months brought deepening economic uncertainty, as sovereign debt hazards in Europe, slowing consumption trends in China and prolonged employment weakness in the U.S. combined to increase belief in the probability of a double dip in the economic recession. Equity indices declined across the board, with the Russell 1000 Growth Index returning -13.14% during the third calendar quarter.

In October 2011, Janet Walsh assumed management of the Portfolio. Prior to joining SunAmerica, Ms. Walsh was a Portfolio Manager and Global Technology Sector Head at AllianceBernstein L.P. Ms. Walsh holds an A.B. cum laude from Harvard University and an M.B.A. from the Columbia University Graduate School of Business. Below, Chief Investment Officer Timothy Pettee and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio generated positive returns during the annual period, but significantly lagged the Russell 1000 Growth Index on a relative basis. For the annual period overall, the Portfolio's performance was hurt most by weak stock selection in the Consumer Discretionary, Financials, Energy, Consumer Staples, Information Technology and Industrials sectors. Having underweighted allocations to the comparatively strongly-performing Energy and Consumer Staples sectors further hindered relative results. Having a 2.65% average cash position detracted as well.

On the positive side, effective stock selection in the Materials sector and having an underweighted exposure to the poorly performing Telecommunication Services sector buoyed the Portfolio's results relative to the Russell 1000 Growth Index.

From an individual security selection perspective, the Portfolio benefited most from its positions in personal computer and mobile communications device giant Apple, biopharmaceutical company Alexion Pharmaceuticals, exchange-traded fund Industrial Select Sector SPDR Fund, fast-food retailer McDonald's and oil and gas exploration and production company Occidental Petroleum. Detracting most from the Portfolio's results were positions in pharmacy benefit management and specialty managed care company Express Scripts, diversified equipment manufacturer Deere & Co., coal company Consol Energy, apparel and accessories designer and distributor Guess? and upscale hotel operator Starwood Hotels & Resorts Worldwide. Of these top contributors and detractors, the Portfolio had sold its positions in Industrial Select Sector SPDR Fund, Occidental Petroleum, Express Scripts, Deere & Co., Consol Energy and Guess? by the end of the annual period.

At October 31, 2011, the Portfolio had greater positions than the Russell 1000 Growth Index in the Consumer Discretionary and Information Technology sectors and lesser positions than the benchmark index in the Industrials and Materials sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 1000 Growth Index in the Health Care, Financials and Energy sectors. The Portfolio had no positions in the Utilities, Telecommunication Services and Consumer Staples sectors as of October 31, 2011.

Past performance is no guarantee of future results.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Large-Cap Growth Portfolio Class A shares would be valued at $10,960. The same amount invested in securities mirroring the performance of the Russell 1000 Growth Index would be valued at $14,183.

	Class A		Class B		Class C††		Class Z
Focused Large-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(5.18)%	0.59%	(4.12)%	(0.13)%	(1.06)%	(0.06)%	1.23%	1.23%
5 year return	(2.16)%	(4.87)%	(2.07)%	(8.10)%	(1.64)%	(7.92)%	(0.40)%	(2.00)%
10 year return	0.92%	16.27%	0.99%	10.33%	0.87%	9.03%	2.09%	22.97%
Since Inception*	2.14%	40.79%	2.18%	33.52%	1.92%	29.02%	0.26%	3.27%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class Z 07/07/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Large-Cap Growth Portfolio Class A returned (5.18)% compared to 9.92% for the Russell 1000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Growth Portfolio Class A shares returned -1.04% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the Russell 3000 Growth Index, which returned 9.92% for the same period. The Portfolio also lagged the Lipper Large-Cap Growth Funds category, representing its peer group, which returned 6.83% during the same period.*

Stocks traded around macro events more than fundamentals for much of the annual period. As such, correlations and volatility rose sharply, creating a challenging environment for security selection.

Below, portfolio manager Ron Sachs and team of Janus Capital Management, LLC discuss the Portfolio's performance during the annual period.

The Portfolio's underweighted allocations to the comparatively stronger performing Energy and Consumer Staples sectors detracted from its results relative to the Russell 3000 Growth Index. So, too, did the Portfolio's overweighted exposures to the weaker Health Care and Telecommunication Services sectors. Stock selection in the Information Technology, Energy and Financials sectors detracted as well.

On the positive side, the Portfolio's underweighted allocations to the poorly-performing Materials and Industrials sectors contributed modestly to relative performance.

Despite strong underlying fundamentals for the companies held in the Portfolio, we were disappointed with the individual performance of the Portfolio's holdings overall. While the macro climate clearly weakened during the annual period, the companies in the Portfolio generally reported strong demand, and very few lowered projections for earnings or revenues because of changes in the economic outlook. Among individual holdings, HRT Participacoes em Petroleo was the biggest detractor from relative results. The Brazilian energy company is active in the exploration, development, distribution and marketing of oil and natural gas. Its shares declined in large part because the company did not report finding hydrocarbons, which was disappointing. However, we continued to believe there is considerable upside potential in its assets, especially in its large energy fields, which we think were not reflected in its valuation. A position in information technology infrastructure giant Cisco Systems also weighed on the Portfolio's performance during the annual period. We decided to sell the Portfolio's holding in the company as other names within the enterprise technology market appeared more attractive to us. Also within the Information Technology sector, ON Semiconductor was weak, with its shares falling amid a general sell-off in semiconductor-related stocks. We held the Portfolio's position in ON Semiconductor, however, because we believe this large-scale provider of low-cost analog and other semiconductor chips has a business model advantage in that it spends less on marketing and research and development than its competitors. In turn, we continue to believe ON Semiconductor can generate attractive levels of profit and free cash flow in its competitive markets.

Conversely, contributors to the Portfolio's relative results included energy drink company Hansen Natural, personal computer and mobile communications device giant Apple and specialty retailer Limited Brands. U.S. beverage provider Hansen Natural gained share in the rapidly growing energy drink market during the annual period due to its Monster brand. We believe the company maintains a strong position in the industry and good opportunities to expand its international business. Apple was a strong performer during the annual period, due largely to its durable franchise, long-term growth prospects and demonstrated ability to perform well in various economic environments. In our view, Steve Jobs left the company in the hands of capable management, and we believe Apple maintains important leverage over content providers through its consumer product ecosystem. Limited Brands contributed positively to the Portfolio's relative performance as well. Its sales improved, which helped drive its incremental

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

margins higher. The company was also aggressive in reducing costs and managing inventory. We maintained the Portfolio's position in Limited Brands' stock, as we think the market has been slow to recognize its potential margin expansion and the opportunity to develop its international business.

Past performance is no guarantee of future results.

*  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is a comprehensive large-cap index measuring the performance of the 3,000 largest U.S companies based on total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Growth Portfolio Class A shares would be valued at $14,985. The same amount invested in securities mirroring the performance of the Russell 3000 Growth Index would be valued at $14,435.

	Class A		Class B		Class C††
Focused Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(6.71)%	(1.04)%	(5.65)%	(1.72)%	(2.71)%	(1.72)%
5 year return	(1.53)%	(1.80)%	(1.40)%	(4.97)%	(1.01)%	(4.97)%
10 year return	4.13%	58.98%	4.20%	50.86%	4.06%	48.85%
Since Inception*	6.19%	160.47%	6.24%	147.06%	5.55%	120.54%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/19/96; Class B 11/19/96; Class C 03/06/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is a comprehensive large-cap index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Growth Portfolio Class A returned (6.71)% compared to 9.92% for the Russell 3000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Small-Cap Growth Portfolio Class A shares returned 6.72% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its broad-based benchmark, the Russell 2000 Growth Index, which returned 9.84% for the same period. The Portfolio also underperformed the Lipper Small-Cap Growth Funds category, representing its peer group, which returned 9.00% over the same period.*

As the annual period began in November 2010, equity indices across the board appreciated and small-cap stocks outperformed large-cap stocks in both the value and growth categories, as investors gravitated toward riskier asset classes following a second round of quantitative easing by the Federal Reserve. Improving economic data in both the U.S. and Europe provided investors with additional motivation to invest. In the opening weeks of 2011, momentum-type stocks led the market higher, but as unrest grew in the Middle East and North Africa and the after-effects of the earthquake, tsunami and nuclear crises in Japan unfolded, investors became more risk averse. The second quarter of 2011 was a volatile quarter for equities as well, especially for small-cap stocks, as renewed concerns regarding sovereign debt issues abroad and budget deficits at home stifled investor enthusiasm. Macroeconomic developments in Europe commanded center stage during the third quarter of 2011, as investors debated whether the sovereign debt crises in Greece and Italy could be contained. In the U.S., uninspiring employment trends and ongoing weakness in the housing market further damaged consumer confidence. October 2011 was a strong month for the equity markets, primarily on renewed hope that progress would be made regarding the Eurozone's sovereign debt problems.

Below, portfolio manager Andrew Sheridan and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

While the Portfolio generated solid absolute gains during the annual period, it lagged the Russell 2000 Growth Index. Most of the underperformance can be attributed to the third quarter of 2011 when the re-emerging sovereign debt crisis in Europe dampened investor appetite for equities.

From a sector perspective, the primary driver of the Portfolio's underperformance relative to the Russell 2000 Growth Index was stock selection within the Energy, Information Technology, Consumer Discretionary and Consumer Staples sectors. An underweighted allocation to the Consumer Staples sector, which outpaced the Russell 2000 Growth Index during the annual period, was another source of weakness. Having a nearly 4.7% average position in cash also detracted.

Positively impacting the Portfolio's relative returns most was effective stock selection in the Industrials sector. Having an underweighted allocation to, and stock selection within, the Materials sector also added value. An overweighted exposure to the Energy sector further buoyed the Portfolio's relative results.

On an individual stock basis, positions that detracted most significantly from the Portfolio's performance during the annual period included several companies from the Energy sector. These were coal miner James River Coal, oilfield services company C&J Energy Services, oilfield machinery and equipment manufacturer Lufkin Industries and oilfield services company Superior Energy Services. Specialty chemicals company Ferro was also a major disappointment during the annual period. Top contributors to the Portfolio's performance included Ariba, an enterprise software and services company; International Coal Group, a coal producer (acquired by Arch Coal in June 2011 in a $3.4 billion deal that created the second largest coal producer in North America); Titan International, an off-highway equipment tire and wheel systems manufacturer; IAC/InterActive, an e-commerce services provider; and Cardtronics, an automated teller machine network operator. Of these top contributors and detractors, we sold the Portfolio's positions in Ferro, James River Coal, Lufkin Industries and International Coal Group by the end of the annual period.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

At October 31, 2011, the Portfolio had a greater position than the Russell 2000 Growth Index in the Industrials sector and lesser positions than the benchmark index in the Health Care, Consumer Staples and Energy sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 2000 Growth Index in the Information Technology, Consumer Discretionary, Telecommunication Services, Materials and Financials sectors. The Portfolio had no position in the Utilities sector as of October 31, 2011.

Past performance is no guarantee of future results.

*  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Small-Cap Growth Portfolio Class A shares would be valued at $16,872. The same amount invested in securities mirroring the performance of the Russell 2000 Growth Index would be valued at $17,974.

	Class A		Class B		Class C††		Class I
Focused Small-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	0.58%	6.72%	1.87%	5.87%	4.98%	5.98%	6.86%	6.86%
5 year return	(1.05)%	0.62%	(0.89)%	(2.97)%	(0.57)%	(2.81)%	0.24%	1.19%
10 year return	5.37%	79.02%	5.45%	70.03%	5.27%	67.14%	6.13%	81.24%
Since Inception*	5.38%	118.84%	5.40%	106.80%	5.08%	98.25%	1.01%	12.05%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 01/06/98; Class B 01/06/98; Class C 01/06/98; Class I 07/10/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Small-Cap Growth Portfolio Class A returned 0.58% compared to 9.84% for the Russell 2000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Small-Cap Value Portfolio Class A shares returned 13.56% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio outperformed its broad-based benchmark, the Russell 2000 Value Index, which returned 3.54% for the same period. The Portfolio also substantially outpaced the Lipper Small-Cap Core Funds category, representing its peer group, which returned 7.32% over the same period.*

The annual period began with the equity markets surging higher, as macroeconomic data showed signs of a slow but improving economy. Comments by the Federal Reserve in November that it would continue to provide monetary stimulation via a second round of quantitative easing, dubbed QE2, emboldened stock investors further. Positive momentum for equities continued during the first quarter of 2011, as interest rates remained low and fund flows improved modestly. Equity indices appreciated virtually across the board, albeit more moderately compared to the prior quarter. Volatility, however, increased in March following the Japanese earthquake and tsunami, the subsequent nuclear disaster in Fukushima and growing geopolitical unrest in the North Africa and Middle East region. U.S. unemployment, while still high, trended downward, from 9.4% at the end of 2010 to 8.8% in March 2011. The robust equity rally continued into April but dissipated during May and June, as a number of factors combined to weigh on share prices. These factors included a traditionally weak period for stocks, continued concerns over weaker European sovereign credits, uncertainty about the end of QE2 at the end of June 2011, lack of progress in financial regulation overhaul in the U.S., and a reduced appetite for speculative trading following an increase in margins on several categories of commodities futures contracts. The third quarter of 2011 was challenging for the equity markets due primarily to the lack of direct monetary stimulus by the Federal Reserve. Stocks declined broadly, and many major indices posted double-digit declines. Commodity-oriented sectors, such as Energy and Materials, were especially hard hit as the "risk off" trade mentality prevailed in August and September. October saw big gains for the U.S. equity market on the hope of a plan for Europe's sovereign debt crisis and better prospects for the global economy.

Below, portfolio manager Daniel Lew and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

Despite a particularly challenging third quarter of 2011, the Portfolio generated solid double-digit gains and significantly outperformed the Russell 2000 Value Index, as our rigorous fundamental analysis of under-followed companies was rewarded. The primary driver of the Portfolio's outperformance was effective stock selection in the Industrials, Materials, Consumer Discretionary and Consumer Staples sectors. Having a significantly underweighted exposure to the poorly-performing Financials sector also drove Portfolio performance as did overweighted allocations to the better-performing Energy, Consumer Discretionary and Materials sectors.

Conversely, stock selection among Health Care, Financials and Information Technology companies partially offset gains, as did an overweighted allocation to the weak Telecommunication Services sector and a 4% average cash position. Having an underweighted exposure to the Utilities sector further hindered the Portfolio's relative results.

Among the greatest individual contributors to the Portfolio's performance during the annual period were marine transportation company Golar LNG, electronic component manufacturer Zagg, footwear and related apparel designer Deckers Outdoor, building and construction specialty contractor MasTec and coal producer International Coal Group. (International Coal Group was acquired by Arch Coal in June 2011 in a $3.4 billion deal that created the second largest coal producer in North America.)

Individual detractors from the Portfolio's performance during the annual period included hotel real estate investment trust Sunstone Hotel Investors, gold exploration company US Gold, semiconductor company OmniVision Technologies, office supply retailer OfficeMax and coal miner James River Coal.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Of the top contributors and detractors, we sold the Portfolio's positions in International Coal Group, Sunstone Hotel Investors and OmniVision Technologies by the end of the annual period.

At October 31, 2011, the Portfolio had greater positions than the Russell 2000 Value Index in the Materials, Telecommunication Services, Industrials, Energy and Consumer Staples sectors and lesser positions than the benchmark index in the Financials, Utilities, Information Technology and Health Care sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 2000 Value Index in the Consumer Discretionary sector.

Past performance is no guarantee of future results.

*  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Small-Cap Value Portfolio Class A shares would be valued at $18,624. The same amount invested in securities mirroring the performance of the Russell 2000 Value Index would be valued at $20,870.

	Class A		Class B		Class C††
Focused Small-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	7.02%	13.56%	8.65%	12.65%	11.81%	12.81%
5 year return	(0.49)%	3.52%	(0.41)%	(0.45)%	0.02%	0.09%
10 year return	6.42%	97.62%	6.45%	86.86%	6.34%	84.97%
Since Inception*	6.17%	146.07%	6.22%	133.43%	5.93%	124.48%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Small-Cap Value Portfolio Class A returned 7.02% compared to 3.54% for the Russell 2000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Growth and Income Portfolio Class A shares returned 0.42% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 8.09% for the same period. The Portfolio also underperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which returned 4.67% over the same period.*

As the annual period began, strong equity returns were driven by improving investor confidence that the U.S. was in the midst of an economic recovery. Among the factors fueling the equity market higher in the last months of 2010 were the Federal Reserve's announcement in November that it would launch a second round of quantitative easing, the retention of the Bush-era tax rates for two years, and positive data on manufacturing and consumer spending. Despite rising tensions in the Middle East and North Africa region, and correspondingly higher energy prices, equity markets posted strong returns in the first quarter of 2011, driven by strong corporate profit growth and low interest rates. Equity markets were volatile during the second and third quarters of 2011 due primarily to fears of slowing global economic growth in the U.S., Europe and China. As equity market conditions deteriorated, concerns about an economic slowdown fueled interest in traditionally defensive sectors, such as Health Care, Utilities and Consumer Staples, and made more economically-sensitive sectors, such as Materials, Financials and Industrials, most vulnerable. U.S. equities rallied back forcefully in October on the hope of a plan for Europe's sovereign debt crisis and better prospects for the global economy.

Below, portfolio manager Steven Neimeth and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The factor that detracted most from the Portfolio's returns for the annual period as a whole was stock selection in the Information Technology, Financials and Consumer Discretionary sectors. An overweighted allocation to Financials, the worst performing sector in the S&P 500 Index during the annual period, and an underweighted exposure to the stronger Consumer Staples sector also detracted. Having a 7% average cash position further hindered the Portfolio's relative results.

On the positive side, individual stock selection in the Energy, Health Care and Consumer Staples sectors added value to the Portfolio's results relative to the S&P 500 Index during the annual period. Having underweighted exposure to the Information Technology, Telecommunication Services and Materials sectors also buoyed the Portfolio's relative results, as each of these sectors lagged the S&P 500 Index during the annual period.

Among individual holdings, integrated oil companies Chevron and Exxon Mobil, health maintenance organization UnitedHealth Group and pharmaceuticals giant Pfizer contributed most to the Portfolio's performance during the annual period. Conversely, investments in several Financials companies—namely, Bank of America, Morgan Stanley and Goldman Sachs Group—were among the principal detractors. Positions in fiber optics and glass manufacturer Corning and advertising agency organization Interpublic Group of Companies also detracted from the Portfolio's performance during the annual period. Of the top contributors and detractors, we sold the Portfolio's positions in CVS Caremark, Exxon Mobil, Morgan Stanley, Goldman Sachs Group and Interpublic Group of Companies by the end of the annual period.

At October 31, 2011, the Portfolio had greater positions than the S&P 500 Index in the Health Care and Materials sectors and lesser positions than the benchmark index in the Consumer Staples and Consumer Discretionary sectors. On the same date, the Portfolio was rather neutrally weighted compared to the S&P 500 Index in the Energy, Industrials, Information Technology and Financials sectors. The Portfolio had no positions in the Telecommunication Services and Utilities sectors as of October 31, 2011.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Growth and Income Portfolio Class A shares would be valued at $11,597. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $14,366.

	Class A		Class B		Class C††		Class I
Focused Growth and Income Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(5.34)%	0.42%	(4.36)%	(0.41)%	(1.23)%	(0.24)%	0.62%	0.62%
5 year return	(5.26)%	(19.04)%	(5.14)%	(21.90)%	(4.77)%	(21.68)%	N/A	N/A
10 year return	1.49%	23.01%	1.56%	16.72%	1.42%	15.13%	N/A	N/A
Since Inception*	1.91%	38.31%	1.95%	31.20%	1.66%	25.97%	3.35%	6.00%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97; Class I 01/25/10.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Growth and Income Portfolio Class A returned (5.34)% compared to 8.09% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Technology Portfolio Class A shares returned 0.63% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the Morgan Stanley Technology Index, which returned 2.73% for the same period. The Portfolio also lagged the Lipper Science & Technology Funds category, representing its peer group, which returned 3.77% during the same period.*

As the annual period began in November 2010, technology shares generated positive returns as market sentiment swung from cautious to more upbeat with emerging expectations for corporate "budget flush." ("Budget flush" is generally defined as the "use it or lose it" spending spree that occurs near the end of the fourth calendar quarter. The last-minute draining of the budget is such a common practice by many Information Technology departments that Wall Street analysts often factor it into their technology stock projections.) In the last months of 2010, small-cap technology companies led the sector higher. The first quarter of 2011 was one of more cautious optimism regarding the Information Technology sector. Persistent unemployment in the U.S., changing political conditions in the Middle East and North Africa and interrupted global supply chains following the earthquake and tsunami in Japan were each monitored carefully for their potential impact on individual companies and the Information Technology sector at large. Volatility in the equity markets then rose in the spring of 2011, as investors reacted to a variety of economic data points. Concerns about an economic slowdown fueled interest in more traditionally defensive sectors at the expense of the more economically-sensitive Information Technology sector. Then, during the third quarter of 2011, a weakening U.S. economy, continuing sovereign debt and banking crises in Europe and an economic slowdown in China increased investor aversion to assets perceived as being more risky. Equity markets broadly declined as investor anxiety levels rose, and the Information Technology sector lost ground as well. U.S. equities rebounded strongly in October, supported in part by better than expected consumer spending and business investment spending. For the month, the Information Technology sector outpaced the broad U.S. equity market.

Below, portfolio manager Dominic Vignola and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio lagged its benchmark index during the annual period due primarily to individual stock selection within the software and services industry of the Information Technology sector. Partially offsetting this detractor, however, was effective stock selection within the technology hardware and equipment industry of the Information Technology sector. Security selection in the Consumer Discretionary sector contributed positively to the Portfolio's results as well.

On an individual stock basis, holdings in semiconductor manufacturers Micron Technology and Skyworks Solutions, online human resources firm Monster Worldwide, applications software company Akamai Technologies and computers and peripherals firm Hewlett-Packard detracted most from the Portfolio's results relative to the Morgan Stanley Technology Index during the annual period. Despite the dramatic volatility in the equity market overall and within the Information Technology sector, several individual stock positions added to the Portfolio's relative results. Standout contributors during the annual period included personal computer and mobile communications device giant Apple, wireless telecommunications equipment provider Motorola Mobility Holdings, computer memory device company EMC, fiber optics company Finisar and semiconductor component manufacturer QUALCOMM. Of these top contributors and detractors, we sold the Portfolio's position in Motorola Mobility Holdings by the end of the annual period.

At October 31, 2011, the Portfolio had a greater position than the Morgan Stanley Technology Index in the Information Technology sector and lesser positions than the benchmark index in the Industrials and Consumer Discretionary sectors. On the same date, the Portfolio had an approximately 4.6% position in cash.

Past performance is no guarantee of future results.

*  The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Technology Portfolio Class A shares would be valued at $15,370. The same amount invested in securities mirroring the performance of the Morgan Stanley Technology Index Index and the S&P 500 Index would be valued at $15,396 and $14,366, respectively.

	Class A		Class B		Class C††
Focused Technology Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(5.15)%	0.63%	(4.00)%	0.00%	(1.00)%	0.00%
5 year return	(0.58)%	3.04%	(0.44)%	(0.17)%	(0.03)%	(0.17)%
10 year return	4.39%	63.04%	4.44%	54.39%	4.35%	53.06%
Since Inception*	(6.12)%	(48.48)%	(6.05)%	(51.02)%	(6.21)%	(52.00)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/22/00; Class B 05/22/00; Class C 05/22/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine technology subsectors: computers services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors. Indices are not managed and an investor cannot invest directly into an index.

@  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Technology Portfolio Class A returned (5.15)% compared to 2.73% for the Morgan Stanley Technology Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused Dividend Strategy Portfolio Class A shares returned 8.67% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio outperformed its benchmark, the S&P 500 Index, which returned 8.09% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which returned 4.67% during the same period.*

The performance of the U.S. equity markets during the annual period can be characterized by shifting sentiment toward the global economic recovery that resulted in higher-than-usual levels of volatility. As the annual period began during the fourth quarter of 2010, U.S. equity market indices rallied with investor optimism regarding prospects for the economy in 2011. Indeed, the U.S. equity market continued to forge ahead in the first quarter of 2011 despite an earthquake, tsunami and nuclear disaster in Japan, political unrest through much of the Middle East and North Africa region, rising oil prices and a budget battle in the U.S. Then, U.S. equity market indices posted mixed but mostly muted results during the second quarter of 2011, as renewed uncertainty crept into the market, driven by the re-surfacing of the sovereign debt crisis in Greece and concerns of its potential contagion through the European financial system. A weakening economy in the U.S., continuing sovereign debt and bank crises in Europe and a slowdown in China increased investor aversion to assets perceived as risky during the third quarter of 2011. Equity markets were driven significantly lower and the level of investor anxiety was driven substantially higher. U.S. equities then rallied back forcefully in October on the hope of a plan for Europe's sovereign debt crisis and better prospects for the global economy. In all, the U.S. equity markets posted solid single-digit gains for the annual period.

For the annual period overall, nine of the ten sectors of the S&P 500 Index posted positive returns, most notably the Energy, Utilities and Consumer Discretionary sectors. The Financials sector was the exception, generating a negative return for the annual period as driven by heightened macroeconomic concerns related to direct exposure to sovereign debt holdings, weakening economic conditions and uncertainty regarding potential new financial regulation.

Below, portfolio manager Brendan Voege and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the annual period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected annually from the Dow Jones Industrial Average (DJIA) and broader market. The first 10 stocks selected will represent the 10 highest yielding stocks within the DJIA and the next 20 stocks will be selected from the Russell 1000 Index† based on selection criteria that generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Immediately after the Portfolio annually selects stocks for the Portfolio as described above, the Portfolio will hold an approximately equal value of the 30 stocks, though due to changes in market value, it is likely that the weighting of the stocks held will fluctuate throughout the course of the year. The Portfolio's construction is a based on a rules-based process with no fundamental calls.

For the annual period, the Portfolio's underweight exposure to Financials, the worst-performing sector in the S&P 500 Index, contributed most positively to the Portfolio's relative results. Overweight allocations to Consumer Staples and Health Care also added value, as each of these sectors outpaced the S&P 500 Index during the annual period. Effective security selection in Information Technology, Energy and Consumer Staples also boosted the Portfolio's relative performance.

Gains were limited, however, by weak stock selection among Consumer Discretionary, Industrials and Health Care companies. Underweight allocations to Energy and Consumer Discretionary and having no exposure at all to Utilities further dampened the Portfolio's relative results, as each of these sectors significantly outpaced the S&P 500 Index during the annual period.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

The top-performing individual stocks for the Portfolio during the annual period included financial products and tax services provider H&R Block, tobacco companies Lorillard and Reynolds American, integrated oil company Chevron and biopharmaceutical company Bristol-Myers Squibb. The primary individual stock detractors included online higher education company Strayer Education, publishing and broadcasting media company Meredith, outpatient home respiratory therapy services provider Lincare Holdings, funeral service and funeral home products manufacturer Hillenbrand and integrated communications company CenturyLink. Of these top performers and principal laggards, Hillenbrand was no longer a holding of the Fund at the end of the annual period.

At October 31, 2011, the Portfolio had greater positions than the S&P 500 Index in the Consumer Staples, Industrials, Health Care, Telecommunication Services and Materials sectors and lesser positions than the benchmark index in the Information Technology, Energy and Consumer Discretionary sectors. The Portfolio had no positions in the Financials and Utilities sectors as of October 31, 2011.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies. The Fund employs a Strict Investment Technique and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $18,219. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $14,366.

	Class A		Class B		Class C††
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	2.38%	8.67%	4.01%	8.01%	6.93%	7.93%
5 year return	4.08%	29.58%	4.36%	25.40%	4.66%	25.55%
10 year return	6.18%	93.33%	6.27%	83.69%	6.14%	81.51%
Since Inception*	3.99%	79.11%	4.03%	69.82%	3.77%	64.12%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused Dividend Strategy Portfolio Class A returned 2.38% compared to 8.09% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Focused StarALPHA Portfolio Class A shares returned 3.90% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the S&P 500 Index, which returned 8.09% during the same period. The Portfolio also underperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which returned 6.23% during the same period.*

Focused StarALPHA Portfolio is unique among the portfolios within the SunAmerica Series in that its investment mandate allows its portfolio managers to "go anywhere" with regard to investment style and market capitalization. The portfolio managers are not restricted to a specific investment style box, and consequently are believed to be better equipped to capture alpha, or the percentage measure of a portfolio's return in excess of the market index's return, adjusted for risk—regardless of the asset class or phase of the market cycle in favor.

That said, while the Portfolio generated positive absolute returns, it lagged the S&P 500 Index, which is a broad-based U.S. equity benchmark, during the annual period in part due to its allocation to non-U.S. equities. During the annual period, non-U.S. equities generally underperformed their U.S. counterparts. From a sector perspective, individual stock selection in the Consumer Discretionary, Consumer Staples and Telecommunication Services sectors detracted from the Portfolio's relative performance. Having an underweighted allocation to the Energy sector, which significantly outpaced the S&P 500 Index during the annual period, and having an overweighted exposure to the Information Technology sector, which generally performed in line with the benchmark index during the annual period, each hampered results. Additionally, holding an approximately 3% average position in cash during the annual period hurt, as the equity market overall significantly outperformed cash. From an individual security perspective, holdings in Consumer Discretionary's retail chain SuperGroup, Consumer Staples' purified bottled water company Primo Water and Energy's uranium exploration and production company Uranerz Energy detracted most from the Portfolio's results during the annual period.

On the positive side, the Portfolio's security selection in the Energy, Industrials and Health Care sectors proved effective. Having a substantially underweighted allocation to Financials, the worst performing sector in the S&P 500 Index during the annual period, also contributed positively to the Portfolio's returns. Among the Portfolio's top individual contributors during the annual period were holdings in Energy's liquid natural gas shipping carrier transportation company Golar LNG, Energy's coal miner James River Coal and Industrials' engineering and constructor specialty contractor MasTec.

Below, portfolio manager Robert C. Doll, Jr. and team at BlackRock Investment Management, LLC discuss their portion of the Portfolio's performance during the annual period.

Investors faced great volatility during the 12 months ended October 31, 2011, as financial markets across the world weathered a storm of whipsaw movements fueled by panic selling and short-lived rebounds of hope as optimism about economic recovery early in the annual period shifted to growing concerns about the European sovereign debt crisis and slowing global economic growth dominated headlines and sentiment. Amidst such heightened volatility, our portion of the Portfolio generated gains during the annual period but lagged relative to the S&P 500 Index due primarily to our pro-cyclical positioning.

Indeed, most of our portion of the Portfolio's underperformance was driven by sector allocation. Our portion of the Portfolio's underweighted allocations to Consumer Staples and Energy, each of which significantly outpaced the S&P 500 Index during the annual period, detracted most; having an overweighted exposure to the weaker Materials sector also hurt. On the positive side, an underweighted position in Financials, which was the worst performing sector in the S&P 500 Index during the annual period, contributed positively to our portion of the Portfolio's performance. An overweighted allocation to the Health Care sector, which performed better than the S&P 500 Index overall, also boosted our portion of the Portfolio's results.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Stock selection overall also detracted from our portion of the Portfolio's results, with individual stock picks in the Telecommunication Services, Materials and Consumer Discretionary sectors hurting most. Within Telecommunication Services, wireless providers performed particularly poorly due to higher churn rates within their customer base. (Churn rates measure the number of customers who switch to a competitor.) As a result, our portion of the Portfolio's position in Sprint Nextel traded off rather substantially during the annual period. Within Materials, the worst performer for our portion of the Portfolio was aluminum company Alcoa. Our portion of the Portfolio's underperformance in Consumer Discretionary was primarily centered in the position in DISH Network, which provides a direct broadcast satellite subscription television service. Partially offsetting these detractors was effective individual stock selection in the Health Care and Financials sectors.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in Focused StarALPHA Portfolio Class A shares would be valued at $7,311. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $9,322.

	Class A		Class C
Focused StarALPHA Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(2.09)%	3.90%	2.29%	3.29%
Since Inception*	(6.72)%	(22.45)%	(6.07)%	(24.56)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/03/07; Class C 05/03/07.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the Focused StarALPHA Class A returned (2.09)% compared to 8.09% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class C 1.00% Contingent Deferred Sales Charge (CDSC). The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investmentwill fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

SunAmerica Strategic Value Portfolio* Class A shares returned 2.20% (before maximum sales charge) for the 12 months ended October 31, 2011. The Portfolio underperformed its benchmark, the Russell 3000 Value Index, which returned 5.94%. The Portfolio also underperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which returned 4.67%, over the same period.† While the Portfolio is indeed a value-oriented one, Lipper has categorized it as a Multi-Cap Core Fund since July 2011 because a portion of the Portfolio's investments did not fit Lipper's conventional value definition.

For the four-month period ended February 28, 2011, the Portfolio was under management responsibility of Peter Doyle and team at Kinetics Asset Management, Inc. During these months, optimism about an economic recovery dominated investor sentiment, and, in turn, the Russell 3000 Value Index rose 14.01%, led by the Energy and Materials sectors. Only Information Technology and the more traditionally defensive Health Care and Utilities sectors lagged the Russell 3000 Value Index during these months. Amidst these market conditions, the Portfolio generated solid double-digit gains from the start of the annual period on November 1, 2010 through February 28, 2011 but lagged the Russell 3000 Value Index due primarily to stock selection. Sector allocation contributed positively to the Portfolio's results.

More specifically, during the four months ended February 28, 2011, effective individual stock selection in the Energy sector was offset by disappointing stock selection in each of the other seven sectors in which the Portfolio was invested. From a sector allocation perspective, having overweighted exposures to the strongly-performing Energy and Materials sectors and underweighted positions in the weaker Health Care and Utilities sectors contributed positively to the Portfolio's results. Detracting only modestly was having an overweighted allocation to the Information Technology sector, which lagged the Russell 3000 Value Index during the four months ended February 28, 2011. Among the individual stock positions that contributed most to the Portfolio's results during these four months were Suncor Energy, Canadian Natural Resources, Cenovus Energy and Canadian Oil Sands, each of the Energy sector. A position in real estate development company Howard Hughes of the Financials sector also added value. However, gains made by these holdings were more than offset by the disappointing returns of several other Portfolio holdings. Positions in Visa and MasterCard of the Information Technology sector, Las Vegas Sands of the Consumer Discretionary sector, and Singapore Exchange and Hong Kong Exchanges & Clearing in the Financials sector each detracted from the Portfolio's results.

For the eight-month period since Mr. Voege assumed portfolio management responsibility of the Portfolio, the Financials sector led the Russell 3000 Value Index lower, due primarily to renewed concerns about exposure to deficits in both the U.S. and Europe. Indeed, the Russell 3000 Value Index returned -7.09% from March 1, 2011 through October 31, 2011 on continuing sovereign debt crises in Europe, a weakening economy in the U.S. and a slowdown in China's economy, which combined to increase investors' aversion to risk.

Below, portfolio manager Brendan Voege and team at SunAmerica Asset Management Corp. discuss the Portfolio's performance during the eight-month period since Mr. Voege assumed portfolio management responsibility.

Even with the broad sell-off characterizing the equity markets since we assumed portfolio management responsibility for the Portfolio, some sectors and stocks performed better than others. During our eight-month tenure, security selection in the Information Technology, Consumer Discretionary, Health Care and Consumer Staples sectors contributed positively to the Portfolio's relative performance. Having an underweighted exposure to the poorly-performing Financials sector and overweighted allocations to the stronger Consumer Staples and Health Care sectors was also beneficial.

On the other hand, having an underweighted exposure to the Utilities sector, which was the best performing sector in the Russell 3000 Value Index during our eight-month tenure, detracted from the Portfolio's relative results. Stock selection within the Financials, Energy and Industrials sectors was another source of weakness.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

From an individual stock perspective, the Portfolio benefited most during our eight-month tenure from investments in biopharmaceutical company Bristol-Myers Squibb, apparel manufacturer VF, health care products manufacturer Johnson & Johnson, diversified food manufacturer B&G Foods and semiconductor manufacturer National Semiconductor. (National Semiconductor was acquired by Texas Instruments in September 2011 in a $6.5 billion deal.) However, gains were limited by positions in several Financials companies, including Bank of America, Citigroup, JPMorgan Chase and Lincoln National. Encana, a major integrated oil and gas company, was another notable laggard. Of these top contributors and detractors, the Portfolio had sold its position in National Semiconductor by the end of the annual period.

At October 31, 2011, the Portfolio had greater positions than the Russell 3000 Value Index in the Health Care, Energy, Consumer Staples and Consumer Discretionary sectors and lesser positions than the benchmark index in the Financials, Utilities and Information Technology sectors. On the same date, the Portfolio was rather neutrally weighted compared to the Russell 3000 Value Index in the Materials, Telecommunication Services and Industrials sectors.

Past performance is no guarantee of future results.

*  Effective March 1, 2011, the Focused Value Portfolio's name was changed to the SunAmerica Strategic Value Portfolio, along with certain changes to the Portfolio's principal investment strategies and techniques. In particular, the Portfolio no longer is managed as a "focused" fund but rather employs a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index, based on the portfolio manager's quantitative research. In connection with these changes, effective the same date, SunAmerica Asset Management Corp., assumed portfolio management responsibility for the Portfolio, with Brendan Voege serving as the portfolio manager.

†  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Portfolio is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in SunAmerica Strategic Value Portfolio Class A shares would be valued at $13,458. The same amount invested in securities mirroring the performance of the Russell 3000 Value Index would be valued at $15,980.

	Class A		Class B		Class C††
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	(3.67)%	2.20%	(2.55)%	1.45%	0.52%	1.52%
5 year return	(3.41)%	(10.82)%	(3.22)%	(13.81)%	(2.89)%	(13.65)%
10 year return	3.01%	42.81%	3.08%	35.50%	2.96%	33.81%
Since Inception*	5.37%	98.68%	5.43%	88.64%	5.21%	83.87%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

**  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2011, the SunAmerica Strategic Value Portfolio Class A returned (3.67)% compared to 5.94% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Timothy Pettee, Vice President

Katherine Stoner, Vice President and Chief Compliance Officer

Gregory N. Bressler, Chief Legal Officer
and Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Assistant Secretary

John E. McLean, Assistant Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

John E. Smith Jr., Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. PORTFOLIOS

Information regarding how SunAmerica Series, Inc. Portfolios voted proxies relating to securities held in the SunAmerica Series, Inc. Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

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Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.sunamericafunds.com

2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by: SunAmerica Capital Services, Inc.

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

FOANN - 10/11

Item 2.           Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2011, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.           Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.           Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2011
(a) Audit Fees	$270,486	$236,174
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$210,208	$166,455
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2010	2011
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)          The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)         The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2010 and 2011 were $301,633 and $258,301, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.     Controls and Procedures.

(a)          An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Exhibits.

(a)          (1)          Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)          Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)          Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 6, 2012

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 6, 2012